UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.                       )
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AFBA 5STAR FUND, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special annual meeting of shareholders to be held in Alexandria, Virginia on October 26, 2007. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the AFBA 5Star Fund, Inc. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board of Directors’ recommendations.

We urge you to review the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. We welcome your comments. If you have any questions, call toll-free 1-888-605-1958.

September 20, 2007

Dear Shareholders:

I am writing to request that you consider and vote on several matters relating to your investment in one or more of the series (each, a “Fund” and collectively, the “Funds”) of AFBA 5Star Fund, Inc. (the “Company”). These matters will be considered at a Special Annual Meeting of Shareholders of your Fund, which has been scheduled for October 26, 2007 (the “Meeting”). The enclosed Notice of Special Meeting and Proxy Statement describe a number of important proposals affecting the Funds. Please review and consider each of the proposals carefully.

In general, the proposals relate to the election of a Board of Directors of the Company, approval of a plan to reorganize the Company, which is currently a Maryland corporation, into a Delaware statutory trust, approval of new sub-advisory agreement(s) for each of the Funds, approval of the use of a “manager of managers” structure for the Funds and approval of the modification, reclassification or elimination of certain fundamental investment objectives, policies and restrictions of the Funds.

The Board of Directors of the Company (the “Board”) has reviewed and approved these proposals and believes them to be in the best interests of shareholders. Accordingly, the Board recommends that you vote in favor of each proposal. Whether or not you plan to attend the Meeting, please promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, PFPC Proxy Services, at 1-888-605-1958, if you have any questions. Your vote is important to the Funds, no matter how many shares you own. Thank you in advance for considering these proposals and for promptly returning your proxy card.

Sincerely,

Robert E. Morrison, Jr.,
President

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The Board of Directors (the “Board”) of AFBA 5Star Fund, Inc. (the “Company”), on behalf of the following series, are asking for your vote at the shareholder meeting scheduled for October 26, 2007 (the “Meeting”):

•	AFBA 5Star Balanced Fund (“Balanced Fund”)

•	AFBA 5Star Total Return Bond Fund (“Total Return Bond Fund”) (formerly, AFBA 5Star High Yield Fund)

•	AFBA 5Star Large Cap Fund (“Large Cap Fund”)

•	AFBA 5Star Mid Cap Value Fund (Mid Cap Value Fund”)

•	AFBA 5Star Science & Technology Fund (“Science & Technology Fund”)

•	AFBA 5Star Small Cap Fund (“Small Cap Fund”)

•	AFBA 5Star USA Global Fund (“USA Global Fund”)

Hereinafter, the above funds (or series) are referred to individually as a “Fund” or collectively as the “Funds.”

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders of the Funds are being asked to approve the following:

1. Election of a Board of Directors;

2. Reorganization of the Company’s form of organization from a Maryland corporation (the “Corporation”) to a Delaware statutory trust (the “Trust”) (the “Reorganization”);

3. New investment sub-advisory agreement(s) for each Fund;

4. The use of a “manager of managers” structure;

5. The modification of certain fundamental investment restrictions;

6. The reclassification of the Funds’ fundamental investment objectives and policies as non-fundamental; and

7. The elimination of certain fundamental investment restrictions.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors recommend that you vote FOR each of the Proposals.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUNDS AND MY INVESTMENT?

1.	Election of Directors

The Board serves as Fund shareholders’ representatives. Members of the Board have an obligation to serve the best interests of the shareholders, including approving policy changes. In addition, the Board reviews Fund performance, oversees Fund activities, and reviews contractual arrangements with companies that provide services to the Funds. The proposed election of Directors will enable you to choose these representatives to ensure that the Funds are appropriately served. The Board of Directors is proposed to have a majority of its members be “independent,” and the remaining members be “interested.” Board members are determined to be “interested” by virtue of, among other things, their affiliation with the Funds or with AFBA 5Star Investment Management Company, the Funds’ investment adviser (the “Adviser”). Independent Board members have no affiliation with the Funds, Adviser, any sub-adviser to the Funds or the Funds’ distributor and are compensated by the Funds.

2.	Reorganization into Delaware Statutory Trust

The Reorganization of the Company into the Trust, which is a Delaware statutory trust, will not affect your investment or the way in which a Fund is managed. In fact, the change will permit the Funds to operate under a law that is more favorable to mutual funds, thus allowing the Funds to operate more efficiently. The Board believes that a fund operating as a Delaware statutory trust is able to simplify its operations and has more flexibility to adjust its operations to changes in competitive or regulatory conditions. The Reorganization will not change the Funds’ Board members, officers, investment policies or strategies or any of the Funds’ services providers, including the Funds’ investment adviser and sub-adviser(s), or their fees. The Reorganization also will not alter the Board’s existing duties to act with due care and in the shareholders’ interests.

3.	Approval of New Sub-Advisers for the Funds

The proposed sub-advisers each have already replaced the prior sub-adviser for each of the Funds, pursuant to interim sub-advisory agreements approved by the Board. In addition to the approval of the interim sub-advisory agreements, the Board also approved a proposed sub-advisory agreement with each of the proposed sub-advisers to be submitted to shareholders of the Funds for approval. The Board and the Adviser believe that a multiple sub-adviser approach for the Funds using “best-in-class” sub-advisers instead of relying on one sub-adviser would benefit shareholders because engaging multiple sub-advisers to manage the Funds should: (i) reduce the investment manager risks inherent in relying solely on one active manager to manage all of the Funds with their different investment

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objectives; (ii) protect against succession issues that might arise when relying on a single sub-adviser; and (iii) provide the Adviser and the Board with the ability to address performance or other issues that may arise with respect to a particular Fund. In addition, the Board and the Adviser believe that the proposed sub-advisers will guarantee a level of capacity for growth in the size of certain of the Funds that the Adviser considers to be desirable for the future needs of such Funds. In addition, the proposed sub-advisers’ management styles provide the potential for better and more consistent investment returns for the shareholders of the Fund over the long-term. There is, of course, no assurance that the proposed sub-advisers’ investment strategies will lead to better returns or that the Funds will in fact grow under the sub-advisers’ management.

If the proposed sub-advisers and the proposed sub-advisory agreements were approved by shareholders of the respective Funds, the Board and the Adviser would remain responsible for the supervision and monitoring of the sub-advisers. The sub-advisers are currently responsible for the day-to-day management of the Funds’ portfolios and currently manage the Funds according to their respective investment objectives and policies. With respect to the Total Return Bond Fund and the Balanced Fund, however, in connection with the proposed shareholder approval of the reclassification of the Funds’ investment objectives and policies from fundamental to non-fundamental, as described in more detail below, the Board has approved changes to such Funds’ investment objectives and policies. If approved, the Total Return Bond Fund would be managed by its sub-adviser according to a new investment objective and new investment policies, which would focus on core, high quality fixed income securities, rather than higher yield securities. In connection with these changes, the Fund’s name has been changed to the “AFBA 5Star Total Return Bond Fund.” With respect to the Balanced Fund, the fixed income segment of the Balanced Fund would also be managed according to a new investment objective and new investment policies which would focus on core, high quality fixed income securities, rather than the high yield securities in which the Fund currently invests. After the proposed shareholder approval of the Funds’ sub-advisory agreements, the other Funds are expected to be managed according to their current investment objectives and policies.

4.	Use of a “Manager of Managers” Structure

The proposed “Manager of Managers” structure would permit the Adviser to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of a Fund without shareholder approval (as is currently required). The “Manager of Managers” structure is intended to enable the Funds to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements. In particular, the Board believes that

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the employment of the “Manager of Managers” structure would: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint a new sub-adviser when the Adviser and the Board believe that such appointment would be in the best interests of that Fund’s shareholders; and (2) help the Funds to enhance performance by permitting the Adviser to allocate and reallocate a Fund’s assets among one or more sub-advisers when the Adviser and the Board believe that it would be in the best interests of that Fund’s shareholders.

If approved, the Board would be responsible for approving the sub-advisory agreements for the Funds. Shareholders of the Funds would not have the option to vote on new sub-advisory agreements proposed for the Funds, but would receive notice and information of changes to sub-advisers, if approved by the Board. The Board and the Adviser do not currently intend to propose any additional sub-advisers for the Funds in the near future.

5.	Modification of Certain Fundamental Investment Restrictions

Each Fund is currently subject to certain investment restrictions that are considered “fundamental” because they may only be changed with shareholder approval. There are a number of fundamental investment restrictions that funds are required to have under the Investment Company Act of 1940, as amended (the “1940 Act”). The amendments to these required fundamental investment restrictions are being proposed to modernize and update these restrictions because a number of the restrictions are more restrictive than what is currently required under the 1940 Act. In addition, the Board is asking that shareholders approve these amendments to standardize the restrictions across the Funds in order to allow the Funds and their service providers to more efficiently and easily monitor portfolio compliance across the Funds and to help avoid conflicts among restrictions whose language varies only slightly from one to another. The Board and the Adviser do not anticipate that the proposed modification of these fundamental investment restrictions will materially change the way that the Funds are managed or operated.

6.	Reclassification of Fundamental Investment Objectives and Policies as Non-Fundamental

Each Fund’s investment objective and the Balanced, Total Return Bond, Large Cap and USA Global Funds’ investment policies are currently classified as fundamental, meaning they may only be changed with shareholder approval. The Funds’ investment objectives and policies are not required to be fundamental under the 1940 Act. The Board is recommending the approval of the reclassification of the Funds’ investment objectives and general investment policies as non-fundamental to enable the Board and the Adviser to modify the Funds’ investment objectives and policies in the future, without the delay and expense of a

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shareholder vote. Each Fund, other than the Total Return Bond and Balanced Funds, currently intend to follow their respective investment objectives and policies, even if reclassified as non-fundamental. However, if, in the future, competitive or regulatory changes require that such investment objectives or policies be modified, or if the Adviser or the Board believe that it would be in the best interests of the Funds to modify such investment objectives or policies, the Funds’ Board would be able to do so without the time and expense of seeking shareholder approval.

With respect to the Total Return Bond Fund, pending shareholder approval of the reclassification of the Fund’s investment objective and policies as non-fundamental, the Board has approved that the Fund’s name, investment objective and policies be changed to reflect that the Fund would invest primarily in core, high quality fixed income securities, rather than the high yield securities. In connection with these changes, the Fund’s name has been changed to the “AFBA 5Star Total Return Bond Fund.” Similarly, the Board has approved, pending shareholder approval of the reclassification of the Balanced Fund’s investment objective and policies as non-fundamental, a change to the investment objective and policies of the fixed income portion of the Balanced Fund to reflect that the Fund’s primary fixed income investments would include in core, high quality fixed income securities, rather than the high yield securities.

7.	Elimination of Certain Fundamental Investment Restrictions

The Balanced, Total Return Bond, Large Cap and USA Global Funds are currently subject to certain fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities and that are now outdated or no longer effective. Shareholders are being asked to eliminate such fundamental investment restrictions. The Board and the Adviser both believe that the elimination of these fundamental investment restrictions will not materially affect the way that the Funds are currently managed.

WHEN WOULD THE CHANGES ABOVE TAKE PLACE?

The proposals above, if approved by shareholders, with the exception of the Reorganization, are expected to become effective immediately after the shareholders approve the Proposals. It is expected that the Reorganization would occur on or about November 9, 2007. You would receive notice of any material changes to this schedule.

WILL THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

The value of your Fund account would not change as a result of the Reorganization. Shares of your Fund would be exchanged for an equal number of shares of a corresponding series of the Trust in the Reorganization. The total

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value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

WHO WOULD PAY FOR THE REORGANIZATION?

The Funds’ Adviser will pay for the costs of this proxy solicitation and of the Reorganization.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on August 10, 2007 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy Statement were mailed to shareholders of record on or about September 20, 2007.

I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

Your vote makes a difference. If numerous shareholders just like you fail to vote, your Fund may not receive enough votes to go forward with its Meeting. If this happens, we will need to solicit votes again.

HOW CAN I VOTE?

You can vote your shares in any of the following ways:

•	By mail, using the enclosed proxy card.

•	In person at the Meeting.

•	By toll-free telephone.

•	Through the Internet.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Company at or prior to the Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE PROPOSALS?

Each of the proposals is discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call 1-888-605-1958.

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AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

NOTICE OF SPECIAL ANNUAL MEETING OF
SHAREHOLDERS
TO BE HELD ON OCTOBER 26, 2007

NOTICE IS HEREBY GIVEN that a special annual meeting (the “Meeting”) of the shareholders of AFBA 5Star Fund Inc. (the “Company”) will be held at 909 N. Washington Street, Alexandria, Virginia at 11:00 a.m. (Eastern Time) on October 26, 2007. Hereinafter, each series of the Company is referred to as a “Fund.”

During the Meeting, shareholders will vote on the following proposals (each a “Proposal”):

PROPOSAL 1:	To approve the election of each of the seven individuals nominated to serve on the Board of Directors of the Company.
PROPOSAL 2:	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust.
PROPOSAL 3:	To approve a new sub-investment advisory agreement(s) for each Fund.
Proposal 3(a):
    For the AFBA 5Star Balanced Fund, to approve a new sub-advisory agreement between AFBA 5Star Investment Management Company, the Funds’ investment adviser (the “Adviser”), and The London Company of Virginia (“London Company”), under which the London Company would serve as one of two sub-advisers to such Fund. (Shareholders of the AFBA 5Star Balanced Fund only.)

Proposal 3(b):
    For the AFBA 5Star Balanced Fund, to approve a new sub-advisory agreement between the Adviser and Financial Counselors, Inc. (“FCI”), under which FCI would serve as one of two sub-advisers to such Fund. (Shareholders of the AFBA 5Star Balanced Fund only.)

Proposal 3(c):
    For the AFBA 5Star Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund), to approve a new sub-advisory agreement between the Adviser and FCI, under which FCI would serve as such Fund’s sub-adviser. (Shareholders of the AFBA 5Star Total Return Bond Fund only.)

Proposal 3(d):
    For the AFBA 5Star Large Cap Fund, to approve a new sub-advisory agreement between the Adviser and Marvin & Palmer Associates, Inc. (“M&P”), under which M&P would serve as such Fund’s sub-adviser. (Shareholders of the AFBA 5Star Large Cap Fund only.)

Proposal 3(e):
    For the AFBA 5Star Mid Cap Value Fund, to approve a new sub-advisory agreement between the Adviser and Dreman Value Management, L.L.C. (“Dreman”), under which Dreman would serve as such Fund’s sub-adviser. (Shareholders of the AFBA 5Star Mid Cap Value Fund only.)

Proposal 3(f):
    For the AFBA 5Star Science & Technology Fund, to approve a new sub-advisory agreement between the Adviser and TrendStar Advisors, LLC (“TrendStar”), under which TrendStar would serve as such Fund’s sub-adviser. (Shareholders of the AFBA 5Star Science & Technology Fund only.)

Proposal 3(g):
    For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and Bjurman, Barry & Associates (“BB&A”), under which BB&A would serve as one of three sub-advisers to such Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)

Proposal 3(h):
    For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and TrendStar, under which TrendStar would serve as one of three sub-advisers to such Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)

Proposal 3(i):
    For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and the London Company, under which the London Company would serve as one of three sub-advisers to such Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)

Proposal 3(j):
    For the AFBA 5Star USA Global Fund, to approve a new sub-advisory agreement between the Adviser and M&P, under which M&P would serve as such Fund’s sub-adviser. (Shareholders of the AFBA 5Star USA Global Fund only.)

PROPOSAL 4:	To approve a “manager of managers” structure for each Fund.
PROPOSAL 5:	To approve the modification of certain fundamental investment restrictions.
Proposal 5(a):	To amend the fundamental investment restriction regarding borrowing.

Proposal 5(b):	To amend the fundamental investment restriction regarding issuing senior securities.
Proposal 5(c):	To amend the fundamental investment restriction regarding underwriting.
Proposal 5(d):	To amend the fundamental investment restriction regarding investments in real estate.
Proposal 5(e):	To amend the fundamental investment restriction regarding investments in commodities.
Proposal 5(f):	To amend the fundamental investment restriction regarding lending.
Proposal 5(g):	To amend the fundamental investment restriction regarding industry concentration.
Proposal 5(h):
    To amend the fundamental investment restriction regarding diversification of investments. (Shareholders of the AFBA 5Star Balanced, AFBA 5Star Total Return Bond, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only)

PROPOSAL 6:	To approve the reclassification of the Funds’ investment objectives and policies from fundamental to non-fundamental.
Proposal 6(a):	To approve the reclassification of the Funds’ investment objectives from fundamental to non-fundamental.
Proposal 6(b):
    To approve the reclassification of the investment policies of the Funds from fundamental to non-fundamental. (Shareholders of the AFBA 5Star Balanced, AFBA 5Star Total Return Bond, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).

PROPOSAL 7:	To approve the elimination of certain Funds’ fundamental investment restrictions. (Shareholders of the AFBA 5Star Balanced, AFBA 5Star Total Return Bond, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).

Please note that a separate vote is required for each Proposal (or Sub-Proposal, as described in the Proxy Statement).

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on August 10, 2007 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Andrew J. Welle
Secretary

Alexandria, Virginia
September 20, 2007

PLEASE SIGN AND RETURN YOUR PROXY CARD
IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF
THE NUMBER OF SHARES YOU OWN.

AFBA 5STAR FUND, INC.
909 North Washington Street
Alexandria, Virginia 22314

PROXY STATEMENT

SPECIAL ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 26, 2007

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement is being furnished by the Board of Directors of AFBA 5Star Fund, Inc. (the “Company”) on behalf of the following series of the Company (each a “Fund”) in connection with the solicitation of proxies for use at the special annual meeting (the “Meeting”) of shareholders to be held at the principal executive offices of the Company, 909 North Washington Street, Alexandria, Virginia 22314 at 11:00 a.m. Eastern Time on October 26, 2007 and at any and all adjournment(s) or postponement(s) thereof:

•	AFBA 5Star Balanced Fund (“Balanced Fund”).

•	AFBA 5Star Total Return Bond Fund (“Total Return Bond Fund”) (formerly, AFBA 5Star High Yield Fund)

•	AFBA 5Star Large Cap Fund (“Large Cap Fund”)

•	AFBA 5Star Mid Cap Value Fund (“Mid Cap Value Fund”)

•	AFBA 5Star Science & Technology Fund (“Science & Technology Fund”)

•	AFBA 5Star Small Cap Fund (“Small Cap Fund”)

•	AFBA 5Star USA Global Fund (“USA Global Fund”)

Hereinafter, each series of the Company is referred to as a “Fund.”

This Proxy Statement, the Notice of the Special Annual Meeting of shareholders, proxy cards and voting instructions were first mailed to shareholders of record on or about September 20, 2007, or as soon as practicable thereafter.

This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate each of the following proposals (each a “Proposal”). Some of the Proposals are comprised of a series of sub-proposals, which are described later in this Proxy Statement.

	Proposal	Shareholders Entitled to Vote

1.	To approve the election of each of the five individuals nominated to serve on the Board of Directors.	Shareholders of each Fund, voting in the aggregate.
2.	To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized as a Delaware statutory trust.	Shareholders of each Fund, each voting separately by Fund.
3.	To approve new investment sub-advisory agreement(s) for each Fund.

3(a) For the AFBA 5Star Balanced Fund, to approve a new sub-advisory agreement between AFBA 5Star Investment Management Company, the Funds’ investment adviser (the “Adviser”), and The London Company of Virginia (“London Company”), under which the London Company would serve as one of two sub-advisers to such Fund.
Shareholders of the AFBA 5Star Balanced Fund only.

3(b) For the AFBA 5Star Balanced Fund, to approve a new sub-advisory agreement between the Adviser and Financial Counselors, Inc. (“FCI”), under which FCI would serve as one of two sub-advisers to such Fund.
Shareholders of the AFBA 5Star Balanced Fund only.
	3(c) For the AFBA 5Star Total Return Bond Fund, to approve a new sub-advisory agreement between the Adviser and FCI, under which FCI would serve as such Fund’s sub-adviser.	Shareholders of the AFBA 5Star Total Return Bond Fund only.

Proposal	Shareholders Entitled to Vote

3(d) For the AFBA 5Star Large Cap Fund, to approve a new sub-advisory agreement between the Adviser and Marvin & Palmer Associates, Inc. (“M&P”), under which M&P would serve as such Fund’s sub-adviser.
Shareholders of the AFBA 5Star Large Cap Fund only.

3(e) For the AFBA 5Star Mid Cap Value Fund, to approve a new sub-advisory agreement between the Adviser and Dreman Value Management, L.L.C. (“Dreman”), under which Dreman would serve as such Fund’s sub-adviser.
Shareholders of the AFBA 5Star Mid Cap Value Fund only.

3(f) For the AFBA 5Star Science & Technology Fund, to approve a new sub-advisory agreement between the Adviser and TrendStar Advisors, LLC (“TrendStar”), under which TrendStar would serve as such Fund’s sub-adviser.
Shareholders of the AFBA 5Star Science & Technology Fund only.

3(g) For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and Bjurman, Barry & Associates (“BB&A”), under which BB&A would serve as one of three sub-advisers to such Fund.
Shareholders of the AFBA 5Star Small Cap Fund only.
3(h) For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and TrendStar, under which TrendStar would serve as one of three sub-advisers to such Fund.	Shareholders of the AFBA 5Star Small Cap Fund only.

	Proposal	Shareholders Entitled to Vote

3(i) For the AFBA 5Star Small Cap Fund, to approve a new sub-advisory agreement between the Adviser and the London Company, under which the London Company would serve as one of three sub-advisers to such Fund.
Shareholders of the AFBA 5Star Small Cap Fund only.
	3(j) For the AFBA 5Star USA Global Fund, to approve a new sub-advisory agreement between the Adviser and M&P, under which M&P would serve as such Fund’s sub-adviser.	Shareholders of the AFBA 5Star USA Global Fund only.
4.	To approve a “manager of managers” structure for each Fund	Shareholders of each Fund, voting separately by Fund.
5.	To approve the modification of the following fundamental investment restrictions:
	5(a) To amend the fundamental investment restriction regarding borrowing.	Shareholders of each Fund, voting separately by Fund.
	5(b) To amend the fundamental investment restriction regarding issuing senior securities.	Shareholders of each Fund, voting separately by Fund.
	5(c) To amend the fundamental investment restriction regarding underwriting.	Shareholders of each Fund, voting separately by Fund.
	5(d) To amend the fundamental investment restriction regarding investments in real estate.	Shareholders of each Fund, voting separately by Fund.
	5(e) To amend the fundamental investment restriction regarding investments in commodities.	Shareholders of each Fund, voting separately by Fund.
	5(f) To amend the fundamental investment restriction regarding lending.	Shareholders of each Fund, voting separately by Fund.

	Proposal	Shareholders Entitled to Vote

	5(g) To amend the fundamental investment restriction regarding industry concentration.	Shareholders of each Fund, voting separately by Fund.
	5(h) To amend the fundamental investment restriction regarding diversification of investments.	Shareholders of each of the following Funds, voting separately by Fund: -AFBA 5Star Balanced Fund -AFBA 5Star Total Return Bond Fund -AFBA 5Star Large Cap Fund -AFBA 5Star USA Global Fund
6.	To approve the reclassification of the Funds’ investment objectives and investment policies from fundamental to non-fundamental.
	6(a) To approve the reclassification of the Funds’ investment objectives from fundamental to non-fundamental.	Shareholders of each Fund, voting separately by Fund.
	6(b) To approve the reclassification of the investment policies of the Funds from fundamental to non-fundamental.	Shareholders of each of the following Funds, voting separately by Fund: -AFBA 5Star Balanced Fund -AFBA 5Star Total Return Bond Fund -AFBA 5Star Large Cap Fund -AFBA 5Star USA Global Fund
7.	To approve the elimination of certain Funds’ fundamental investment restrictions.	Shareholders of each of the following Funds, voting separately by Fund: -AFBA 5Star Balanced Fund -AFBA 5Star Total Return Bond Fund -AFBA 5Star Large Cap Fund -AFBA 5Star USA Global Fund

Shareholders of record at the close of business on August 10, 2007 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record on the Record Date is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting.

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This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended March 31, 2007 has been mailed previously to shareholders. If you would like to receive additional copies of the shareholder report free of charge, or copies of any subsequent shareholder report, please contact the AFBA 5Star Funds by writing to the address set forth on the first page of this Proxy Statement or by calling (888) 578-2733. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7
(INCLUDING ANY SUB-PROPOSALS)

PROXY STATEMENT

TABLE OF CONTENTS

Proposal 1: To Elect a Board of Directors for the Company	1
Proposal 2: To Approve an Agreement and Plan of Reorganization that Provides for the Company to Reorganize into a Delaware Statutory Trust	14
Proposal 3: To Approve a New Sub-Investment Advisory Agreement(s) for Each Fund (This Proposal Involves Separate Votes on Sub-Proposals 3(a) through 3(j))	20
Sub-Proposal 3(a): To Approve a New Sub-Advisory Agreement Between the Adviser and The London Company of Virginia for the AFBA 5Star Balanced Fund (Applicable Fund — AFBA 5Star Balanced Fund Only)	27
Sub-Proposal 3(b): To Approve a New Sub-Advisory Agreement Between the Adviser and Financial Counselors, Inc. for the AFBA 5Star Balanced Fund (Applicable Fund — AFBA 5Star Balanced Fund Only)	32
Sub-Proposal 3(c): To Approve a New Sub-Advisory Agreement Between the Adviser and Financial Counselors, Inc. for the AFBA 5Star Total Return Bond Fund (Applicable Fund — AFBA 5Star Total Return Bond Fund Only)	37
Sub-Proposal 3(d): To Approve a New Sub-Advisory Agreement Between the Adviser and Marvin & Palmer Associates for the AFBA 5Star Large Cap Fund (Applicable Fund — AFBA 5Star Large Cap Fund Only)	41
Sub-Proposal 3(e): To Approve a New Sub-Advisory Agreement Between the Adviser and Dreman Value Management, L.L.C. for the AFBA 5Star Mid Cap Value Fund (Applicable Fund — AFBA 5Star Mid Cap Value Fund Only)	45
Sub-Proposal 3(f): To Approve a New Sub-Advisory Agreement Between the Adviser and Trendstar Advisors, LLC for the AFBA 5Star Science & Technology Fund (Applicable Fund — AFBA 5Star Science & Technology Fund Only)	50

Sub-Proposal 3(g): To Approve a New Sub-Advisory Agreement Between the Adviser and Bjurman, Barry & Associates for the AFBA 5Star Small Cap Fund (Applicable Fund — AFBA 5Star Small Cap Fund Only)	54
Sub-Proposal 3(h): To approve a New Sub-Advisory Agreement Between the Adviser And Trendstar Advisors, LLC for the AFBA 5Star Small Cap Fund (Applicable Fund — AFBA 5Star Small Cap Fund Only)	58
Sub-Proposal 3(i): To Approve a New Sub-Advisory Agreement Between the Adviser And The London Company of Virginia for the AFBA 5Star Small Cap Fund (Applicable Fund — AFBA 5Star Small Cap Fund Only)	62
Sub-Proposal 3(j): To Approve a New Sub-Advisory Agreement Between the Adviser and Marvin & Palmer Associates for the AFBA 5Star USA Global Fund (Applicable Fund — AFBA 5Star USA Global Fund Only)	66
Proposal 4: To Approve a Manager of Managers Structure for each Fund	70
Proposal 5: To Approve Modifications of the Funds’ Fundamental Investment Restrictions (This Proposal Involves Separate Votes on Proposals 5(a) Through 5(h))	78
Sub-Proposal 5(a): To Amend the Fundamental Investment Restrictions Regarding Borrowing (Applicable Funds — All Funds)	81
Sub-Proposal 5(b): To Amend the Fundamental Investment Restrictions Regarding Issuing Senior Securities (Applicable Funds — All Funds)	82
Sub-Proposal 5(c): To Amend the Fundamental Investment Restrictions Regarding Underwriting (Applicable Funds — All Funds)	84
Sub-Proposal 5(d): To Amend the Fundamental Investment Restrictions Regarding Real Estate (Applicable Funds — All Funds)	85
Sub-Proposal 5(e): To Amend the Fundamental Investment Restrictions Regarding Commodities (Applicable Funds — All Funds)	86
Sub-Proposal 5(f): To Amend the Fundamental Investment Restrictions Regarding Lending (Applicable Funds — All Funds)	88

2

Sub-Proposal 5(g): To Amend the Fundamental Investment Restrictions Regarding Industry Concentration (Applicable Funds — All Funds)	90
Sub-Proposal 5(h): To Amend the Fundamental Investment Restrictions Regarding Industry Diversification of Investments (Applicable Funds — Balanced Fund, Total Return Bond Fund, Large Cap Fund and USA Global Fund)	91
Proposal 6: To Approve the Reclassification of Certain Fundamental Investment Objectives and Policies as Non-Fundamental (This Proposal Involves Separate Votes on Proposals 6(a) and 6(b))	93
Sub-Proposal 6(a): To Reclassify the Fundamental Investment Objectives of the Funds as Non-Fundamental (Applicable Funds — All Funds)	94
Sub-Proposal 6(b): To Reclassify the Fundamental Investment Policies of the Funds As Non-Fundamental (Applicable Funds — AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund, AFBA Large Cap Fund and AFBA 5Star USA Global Fund Only)	96
Proposal 7: To Approve the Elimination of Certain Fundamental Investment Restrictions	99
Additional Information about the Funds	104
Additional Information about Voting and the Meeting	111
Exhibits	114
Exhibit A — Nominating and Governance Committee Charter	A-1
Exhibit B — Agreement and Plan of Reorganization	B-1
Exhibit C — Comparison of Delaware and Maryland Law	C-1
Exhibit D — Form of Proposed Sub-Advisory Agreement	D-1
Exhibit E — Current Fundamental Investment Restrictions of the Funds Proposed to be Modified	E-1
Exhibit F — Current Fundamental Investment Objectives and Policies of the Funds	F-1
Exhibit G — Proposed Fundamental Investment Objectives of the Balanced and Total Return Bond Funds	G-1
Exhibit H — Current Fundamental Investment Restrictions of the Balanced, Total Return Bond, Large Cap and USA Global Funds Proposed to be Eliminated	H-1
Exhibit I — Large Cap Fund Investment Strategies and Policies	I-1
Exhibit J — List of Principal Shareholders of Each Class of Each Fund as of the Record Date	J-1

3

PROPOSAL 1:

TO ELECT A BOARD OF DIRECTORS FOR THE COMPANY

(Applicable Funds — All Funds)

INTRODUCTION

The purpose of this Proposal is to elect a Board of Directors of the Company (the “Board”). The Board serves as Fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of the shareholders, including approving policy changes. In addition, the Board reviews Fund performance, oversees Fund activities and reviews contractual arrangements with companies that provide services to the Funds. The nominees (the “Nominees”) named below, with the exception of Charles A. Gabriel and Robert E. Morrison, Jr. currently serve as the Directors of the Company and each has served in that capacity since originally elected or appointed. The Board currently has, and is proposed to continue to have, at least a majority of its members be “independent.” Each Nominee has consented to being named in this Proxy Statement and will serve if elected by shareholders.

THE NOMINEES TO THE BOARD

The Nominees for Directors are: General Monroe W. Hatch, Jr., USAF (Ret.); General Louis C. Wagner, Jr., USA (Ret.); Lieutenant General John S. Fairfield, USAF (Ret.); Brigadier General Henry J. Sechler, USAF (Ret.); General Ralph E. Eberhart, USAF (Ret.); Charles A. Gabriel; and Robert E. Morrison, Jr. At the June 27, 2007 Meeting of the Board (as reconvened on July 9, 2007) (the “June Meeting”) and the August 23, 2007 Meeting of the Board (the “August Meeting”), each Nominee agreed to stand for election at the Meeting. The Nominees, if elected, would serve as Directors until their earlier resignation, death or retirement. It is not expected that any Nominee will withdraw or become unavailable for election but, in such case, the power given by you in the proxy card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the current Board.

Lieutenant General John S. Fairfield, General Ralph E. Eberhart, Charles A. Gabriel and Robert E. Morrison, Jr. are standing for election by shareholders for the first time. The remaining Nominees are standing for reelection by shareholders. Lieutenant General Fairfield was appointed to the Board by the Independent Directors of the Company on May 30, 2002. He was recommended and nominated by Brigadier General Henry J. Sechler, an Independent Director. The Board, including the Independent Directors, then appointed Lieutenant General Fairfield to serve as an Independent Director on the Board until the election and qualification of his successor, unless he shall sooner resign or be removed. General Ralph E. Eberhart, an “interested” Director, was appointed to the Board on October 26, 2004 by the Board to serve as a Director until the election and qualification of his successor, unless he shall sooner resign or be removed. In addition, Messrs. Gabriel and Morrison were approved by the current Board as Nominees to stand for election by shareholders at the August 23, 2007 Meeting of the Board. General Eberhart was originally recommended to the Board by the Adviser and Messrs. Gabriel and Morrison were originally recommended by the Adviser to the Nominating and Governance Committee of the Company, who in turn, recommended the Nominees to the full Board.

Information about the Nominees, including their names, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. The business address of each person listed below is 909 N. Washington Street, Alexandria, Virginia 22314. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). For purposes of this Proxy Statement, “Fund Complex” means all series of the Company.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupation(s)	Complex
	Held with	Length of	During Past	Overseen by	Other Directorships
Name and Age	the Fund	Time Served	Five Years	Nominee	Held by Nominee

Independent Nominees

General Monroe W. Hatch, Jr., USAF (Ret.) Age: 73	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Consultant to Industry on National Security, June 1990-present.	7	Trustee, ANSER Corporation (non-profit research institute); Trustee, Vaughn College of Aeronautics; Trustee, Flacon Foundation (private non-profit scholarship foundation).

General Louis C. Wagner, Jr., USA (Ret.) Age: 75	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Private Consultant to industry and defense agencies, Jan. 1990-present.	7	None

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupation(s)	Complex
	Held with	Length of	During Past	Overseen by	Other Directorships
Name and Age	the Fund	Time Served	Five Years	Nominee	Held by Nominee

Lieutenant General John S. Fairfield, USAF (Ret.) Age: 66	Director	Director since May 2002. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Partner and Director, Strategic Business Relationships Team, IBM, Public Sector, March 2003-present; Vice President, Business Development, Computer Sciences Corporation, March-July, 2003; Vice President, Strategic Marketing, DynCorp, 1997-2003.	7	Member, Board of Directors, Skybuilt Power (Solar Power Company) June 2003-present; Member, Board of Directors, PLASMA (Energy Company), April 2007-present; Member, Board of Trustees, Wakefield School (Private Educational Institution), June 2004-present; Trustee, US Air Force Academy Falcon Foundation, 2000-present; and Member, Juniper Networks Federal Advisory Board, 2005-present.

Brigadier General Henry J. Sechler, USAF (Ret.) Age: 75	Director	Director since January 1997. Shall serve as Director until his resignation, or until terminated or until his successor is elected and qualified.	Retired since 2000. Formerly, Consultant and Vice President, General Dynamics Corp. (defense contractor)	7	None

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office and	Occupation(s)	Complex
	Held with	Length of	During Past	Overseen by	Other Directorships
Name and Age	the Fund	Time Served	Five Years	Nominee	Held by Nominee

Interested Nominees

General Ralph E. Eberhart, USAF (Ret.)(1) Age: 60	Chairman and Director	Chairman and Director since December 2004. Shall serve as Chairman and Director, until his resignation or termination or until his successor is elected and qualified.	President, Armed Forces Benefit Association, December 2004-present; Director and Chairman, 5Star Life Insurance Company, December 2004-present; Director and Chairman, 5Star Bank, December 2004-present; Director and Chairman, AFBA 5Star Investment Management Company, December 2004-present; Manager, 5Star Financial, LLC, December 2004-present; Former Commander, NORAD/USNORTHCOM (U.S. Air Force); Former Commander NORAD/USSPACE/AFSPACE (U.S. Air Force).	7	Advisory Board Member, ManTech International (government technology contractor); Advisory Board Member, The Spectrum Group (consulting services); Advisory Board Member, ICX Technologies (security products); Director, Standard Aero (service provider to global aerospace, defense and energy industries); Director, ObjectVideo (surveillance products); Director, EIDPassport (security products); Director, TERMA North America, Inc. (high-tech solution applications).

Robert E. Morrison, Jr.(2) Age: 50	Nominee for Director and President	President since August 2006. Shall serve as President at the pleasure of the Board or until his resignation or termination or until his successor is elected or qualified.	President and Director of AFBA 5Star Investment Management Company; Former Principal of Morrison Consulting; and Former President and Chief Executive Officer of Sky Trust and Sky Wealth Management.	None	None

Charles A. Gabriel(3) Age: 52	None- Nominee for Director	N/A	Independent Equity Analyst/Strategist, since 2007; Senior Vice President, Head of Washington Research, Securities Analyst/Strategist, Prudential Securities, Inc., 1995-2007.	None	Director, AFBA 5Star Investment Management Company.

(1)	General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the 1940 Act due to his positions as an officer and/or chairman of the Adviser and other AFBA 5Star entities.
(2)	Mr. Morrison is considered an interested person of the company under the 1940 Act due to his position as the President of the Adviser.
(3)	Mr. Gabriel is considered an interested person of the Company under the 1940 Act due to his position as Director of the Adviser.

EXECUTIVE OFFICERS

Officers of the Funds are elected and appointed by the Board to oversee the day-to-day activities of the Funds. Information about the executive officers of the Funds, including their principal occupations during the past five years, is set forth in the table below. All of these officers are also officers and/or employees of the Adviser or other AFBA 5Star entities. The business address of each executive officer listed below is 909 North Washington Street, Alexandria, Virginia 22314.

Principal
	Position(s)	Term of Office and	Occupation(s)
	Held with the	Length of Time	During
Name and Age	Fund	Served	Past Five Years

Andrew J. Welle(1) Age: 40	Senior Vice President and Secretary	Senior Vice President since February 2005 and Secretary since July 2003. Shall serve as Senior Vice President and Secretary at the pleasure of the Board or until his resignation or termination or until his successor is elected or qualified.	President of AFBA 5Star Securities Company; Senior Vice President and Chief Operating Officer of AFBA 5Star Investment Management Company.
Lorraine J. Lennon(2) Age: 46	Vice President Compliance	Vice President since December 2000. Shall serve as Vice-President of Compliance at the pleasure of the Board or until her resignation or termination or until her successor is elected and qualified.	Vice President of Compliance, 5Star Life Insurance Company, AFBA 5Star Investment Management Company and AFBA 5Star Securities Company.
John R. Moorman Age: 37	Assistant Vice President	Assistant Vice President since December 2000. Shall serve as Assistant Vice-President at the pleasure of the Board or until his resignation or termination or until his successor is elected and qualified.	Assistant Vice President and Membership Sales Director of AFBA 5Star Investment Management Company, respectively. Formally, National Sales Director of AFBA 5Star Investment Management Company.
Michael E. Houchins Age: 38	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since February 2006. Shall serve as Chief Financial Officer and Treasurer until his resignation or termination or until his successor is elected and qualified.	Chief Financial Officer and Treasurer of AFBA 5Star Investment Management Company. Formerly Controller and Vice President of Finance of 5Star Life Insurance Co. and AFBA 5Star Investment Management Company.

Principal
	Position(s)	Term of Office and	Occupation(s)
	Held with the	Length of Time	During
Name and Age	Fund	Served	Past Five Years

Salvatore Faia, Esq., CPA Age: 44	Chief Compliance Officer	Chief Compliance Officer since August 2004. Shall service as Chief Compliance Officer until his resignation, or until terminated or until his successor is elected and qualified.	President, Vigilant Compliance Services from 2004 to present; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker/Dealer and Service Provider to Investment Advisers and Separate Account Providers) from 2001 to 2002; Partner, Pepper Hamilton LLP (law firm) from 1997 to 2001.

(1)	Former President of the Company, John A. Johnson, retired from his position as Director and President in March 2006. Following Mr. Johnson’s retirement, Andrew J. Welle served as Acting President from March 2006 to August 2006. Robert E. Morrison, Jr. was elected President of the Company in August 2006.

(2)	Lorraine J. Lennon resigned from as Vice President Compliance of the Company effective on July 20, 2007.

SHARE OWNERSHIP

As of June 30, 2007, the Nominees (Directors) and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund and the Company as a whole.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and the Company as of June 30, 2007.

Independent Nominees

Aggregate Dollar
Range of Equity
Securities in All
Funds Overseen by
	Dollar Range of Equity Securities	Director within the
Name of Nominee	in Each Fund	Fund Complex

General Monroe W. Hatch, Jr.	$10,001-$50,000 in Balanced Fund	$10,001-$50,000
General Louis C. Wagner, Jr.	$1-$10,000 in Large Cap Fund	$10,001-$50,000
$1-$10,000 in Science & Technology Fund $1-$10,000 in Small Cap Fund
$1-$10,000 in USA Global Fund
Lieutenant General John S Fairfield	$10,001-$50,000 in Balanced Fund	$50,001-$100,000
$10,001-$50,000 in Large Cap Fund $10,001-$50,000 in Science & Technology Fund
Brigadier General Henry J Sechler	$10,001-$50,000 in Balanced Fund $10,001-$50,000 in Total Return Bond Fund $10,001-$50,000 in Large Cap Fund $10,001-$50,000 in Mid Cap Value Fund	Over $100,000
$10,001-$50,000 in Small Cap Fund $10,001-$50,000 in USA Global Fund

Interested Nominees

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen by
	Dollar Range of Equity Securities	Director within the Fund
Name of Nominee	in Each Fund	Complex

General Ralph E. Eberhart	$10,001-$50,000 in Balanced Fund $10,001-$50,000 in Mid Cap Value Fund $10,001-$50,000 in Small Cap Fund $10,001-$50,000 in USA Global Fund	Over $100,000
Robert E. Morrison, Jr.	$10,001-$50,000 in Mid Cap Value Fund
$10,001-$50,000 in Balanced Fund
$1-$10,000 in Total Return Bond Fund
$10,001-$50,000 in Large Cap Fund
$1-$10,000 in Small Cap Fund
	$1-$10,000 in Science & Technology Fund	Over $100,000
Charles A. Gabriel	None	None

As of June 30, 2007, none of the Independent Nominees or their immediate family members owned beneficially, or of record, an interest in the Funds’ Adviser, any of the interim or proposed sub-advisers (as described in Proposal 3), or the Funds’ underwriter, PFPC Distributors, Inc. or any person directly indirectly controlling, controlled by or under common control with any such entities.

NUMBER OF BOARD MEETINGS AND ATTENDANCE

The Company does not have a formal policy regarding Board member attendance at annual shareholder meetings. The Company did not hold, and was not required to hold, an annual shareholder meeting at which Board members were elected during the fiscal year ended March 31, 2007. During the fiscal year ended March 31, 2007, each Nominee that is currently a Director of the Company attended at least 75% of the aggregate total number of Board meetings and committee meetings on which such Nominee serves as a committee member.

The role of the Board is to provide general oversight of the Company’s business and to ensure that each Fund is operated for the benefit of that Fund’s shareholders. The Board generally anticipates meeting at least quarterly at regularly scheduled meetings, and more frequently at special meetings if necessary. During the fiscal year ended March 31, 2007, the Board of Directors of the Company met four times.

COMPENSATION

Consistent with industry practice, the Board has approved their level of compensation. Independent Directors are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. The following table summarizes the compensation paid to the Directors of the Funds, including committee fees, for the twelve-month period ended March 31, 2007.

		Pension or		Total
	Aggregate	Retirement		Compensation from
	Compensation Per	Benefits Accrued	Estimated	Company and Fund
	Fund for Serving	as Part of Fund	Annual Benefits	Complex Paid to
Name of Person, Position	on Fund Board	Expenses	Upon Retirement	Director

Independent Nominees
General Monroe W. Hatch	$16,000	$0	$0	$16,000
Independent Director
General Louis C. Wagner	$16,000	$0	$0	$16,000
Independent Director
Lieutenant General John S. Fairfield	$16,000	$0	$0	$16,000
Independent Director
Brigadier General Henry J. Sechler	$16,000	$0	$0	$16,000
Independent Director
Interested Nominee
General Ralph E. Eberhart	$0	$0	$0	$0
Interested Director
Robert E. Morrison, Jr.	N/A	N/A	N/A	N/A
Interested Nominee
Charles A. Gabriel	N/A	N/A	N/A	N/A
Interested Nominee

STANDING COMMITTEES

Currently, the Board of Directors has two standing committees, which are described below.

Audit Committee

The Board has established an Audit Committee, which is composed of all of the Independent Directors: General Monroe W. Hatch, Jr., USAF (Ret.); General Louis C. Wagner, Jr., USA (Ret.); Lieutenant General John S. Fairfield, USAF (Ret.); and Brigadier General Henry J. Sechler, USAF (Ret.). The Audit Committee met two times during the fiscal year ended March 31, 2007. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds’ Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds’ financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee comprised of only the Independent Directors: General Monroe W. Hatch, Jr., USAF (Ret.); General Louis C. Wagner, Jr., USA (Ret.); Lieutenant General John S. Fairfield, USAF (Ret.); and Brigadier General Henry J. Sechler, USAF (Ret.). Pursuant to the Nominating and Governance Committee Charter approved by the Board at the June Meeting, the Nominating and Governance Committee has the responsibility, among other things, to: (i) identify, research, recruit and evaluate candidates for nominations for Board members; (ii) make recommendations and consider shareholder recommendations for nominations for Board members; (iii) review and evaluate the Board’s structure and governance policies, procedures and practices; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating and Governance Committee did not meet during the last fiscal year because the Committee was established after the end of the fiscal year at the June Meeting.

In the event that a vacancy to be filled occurs or is expected to occur on the Board, subject to the conditions and procedures described more fully below, the Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members that are not “interested persons” (“Independent Board members”) and Fund management (when and as may be requested by the Committee), as well as recommendations by Qualifying Shareholders (as described below) that are submitted in writing and are addressed to the Committee at the Funds’ offices.

Qualifications of Candidates

In considering the qualifications of a potential candidate, the Committee generally considers such candidate’s educational background, business or professional experience, and reputation. In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Board member:

1. Such candidate shall be independent from relationships with the Funds’ Adviser and other principal service providers, both within the explicit terms and the spirit of the statutory independence requirements specified under 1940 Act.

2. Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to function effectively as a Board member.

3. Such candidate shall demonstrate personal integrity.

4. Such candidate shall not have any relationships that might impair his or her independence in serving on the Board, such as any business, financial, or family relationships with Fund management, the Funds’ Adviser and sub-advisers, Fund service providers, or their affiliates.

5. The nomination of the person should be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of the Independent Directors on the Board.

6. Such candidate should, to the best of the Committee’s knowledge, have the ability to apply sound and independent business judgment and would act in the best interests of the Funds and their shareholders.

The Committee will also consider:

1. The person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight.

2. Whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Company.

3. The contribution that the person can make to the Board and the Company, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, the interplay of the person’s experience with the experience of other Directors, education and such other factors as the Committee may consider relevant.

4. Whether or not the person serves on the boards of directors/trustees, or is otherwise affiliated with, competing financial service organizations or those organizations’ fund complexes.

Shareholder Recommendations

According to the Nominating and Governance Committee Charter approved by the Board, the Nominating and Governance Committee will consider and review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Company. In order to recommend a nominee, a “qualifying shareholder” (as defined below) should provide a written notice to the Nominating and Governance Committee containing the following information: (a) the name and address of the qualifying shareholder making the recommendation; (b) the number of shares of each Fund that are owned of record and beneficially by such qualifying shareholder and the length of time that such shares have been so owned by the qualifying shareholder; (c) a description of all arrangements and understandings between such qualifying shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) the resume or curriculum vitae of the person or persons being recommended and such other information regarding each person recommended by such qualifying shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act; and (g) the written consent of each person recommended to serve as a director of the Company if so nominated and elected/appointed. The notice should be sent to the Nominating and Governance Committee, care of the Secretary of the Company at 909 North Washington Street, Alexandria, Virginia 22314, and the envelope containing the notice should indicate “Nominating and Governance Committee.”

A “qualifying shareholder” who is eligible to recommend a nominee to the Nominating Committee is a (i) shareholder that owns of record, beneficially or through a financial intermediary $10,000 or more of a Fund’s shares, (ii) has been a shareholder of $10,000 or more of the Fund’s shares for 12 months or more prior to submitting the recommendation to the Committee, and (iii) provides a written notice to the Committee containing the information above.

It is the intention of the Committee that the recommending shareholder demonstrate a significant and long-term commitment to the Company and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Company and all of its shareholders.

In the event the Committee receives a recommendation from a qualifying shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Committee shall retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Committee commences its efforts to fill such vacancy.

The Board’s Nominating and Governance Committee Charter is set forth in Exhibit A to this Proxy Statement.

REQUIRED VOTE

Provided that “Quorum” requirements (as defined below) have been satisfied, election of each Nominee to the Board of Directors of the Company must be approved by a plurality of the votes cast by shareholders of all Funds of the Company in person or by proxy at the Meeting voting together. This means that those Nominees receiving the greatest number of votes are elected. “Quorum”

means that a majority of the shares entitled to vote at the Meeting are present in person or by proxy at the Meeting.

THE BOARD RECOMMENDS
A VOTE FOR PROPOSAL 1 — APPROVAL OF THE ELECTION OF
EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS

PROPOSAL 2:

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE COMPANY TO REORGANIZE INTO A DELAWARE STATUTORY TRUST

(Applicable Funds — All Funds)

INTRODUCTION

The Board of the Company recommends that the shareholders of each Fund approve an Agreement and Plan of Reorganization (a “Delaware Plan”), substantially in the form attached to this Proxy Statement as Exhibit B, that would change the state and form of organization of the Company from a Maryland corporation to a Delaware statutory trust. This proposed change calls for the reorganization of the Company into a newly formed Delaware statutory trust (the “DE Trust”). The proposed reorganization will be referred to throughout this proxy statement as the “Reorganization.” To implement the Reorganization, the Board of the Company has approved the Delaware Plan, which contemplates the continuation of the current business of the Company in the form of the new DE Trust.

If the Delaware Plan is approved by shareholders of the Funds and the Reorganization is implemented for the Company, each series of the DE Trust (each, a “DE Fund”) would have the same investment goals, policies and restrictions as the corresponding Fund of the Company (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 5 and 7 in this proxy statement). The DE Trust’s Board, including any persons elected under Proposal 1 in this proxy statement, and the officers of the DE Trust would be the same as those of the Company, and would operate the DE Trust in essentially the same manner as they previously operated the Company. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that is equivalent to your interest in the Company. For all practical purposes, a shareholder’s investment in the Funds would not change.

BACKGROUND AND REASONS FOR THE REORGANIZATION

The Board of the Company has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware statutory trust law, investment companies are able to simplify their operations by reducing administrative burdens. For example, the Delaware Statutory Trust Act (the

“DSTA”) allows a Delaware statutory trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. In contrast, Maryland corporations are required to file articles of incorporation, which can be relatively large documents, with the Maryland Secretary of State and must file any amendments or supplements to their articles of incorporation with the Maryland Secretary of State (for example, to increase the amount of authorized shares of stock or to designate and create additional classes or series of shares). Such filings and any related filing fees are not required in Delaware.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland law, certain fund transactions, such as mergers, certain reorganizations and liquidations, are subject to mandatory shareholder votes, some of which may require a super-majority vote. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all are subject, however, to any special voting requirements of the 1940 Act. Finally, Maryland corporate law imposes more stringent record date, notice, quorum and adjournment provisions than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

Finally, Delaware has a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a Delaware statutory trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing instruments less likely or, if litigation should be initiated, less burdensome or expensive. Exhibit C to this proxy statement includes a more complete description of the advantages of the Delaware statutory trust form of organization and the differences between Delaware statutory trusts and Maryland corporations.

PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION

Procedures and General Consequences

Upon completion of the Reorganization, the DE Trust and the DE Funds will continue the business of the Company and each Fund with the same corresponding investment goals and policies as those existing on the date of the Reorganization (including those approved in Proposals 5-7 of this proxy statement), and will hold the same portfolio of securities previously held by the corresponding Fund. Each DE Fund will be operated under substantially identical overall management, investment management, sub-advisory, distribution and administrative arrangements as those of the corresponding Fund. As the successor to the Company’s operations, the DE Trust will adopt the Company’s registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Company. To accomplish the Reorganization, the Delaware Plan provides that each Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the corresponding DE Fund. In exchange for these assets and liabilities, the applicable DE Fund will issue its own shares to the corresponding Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the applicable DE Fund as you held in the corresponding Fund on the date of the Reorganization. The net asset value of each share of the applicable DE Fund will be the same as that of the corresponding Fund on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of your Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Company will be dissolved and will cease its existence.

The Board may terminate the Delaware Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if it determines that proceeding with DE Reorganization is inadvisable and not in the best interests of Fund shareholders. If the Reorganization is not approved by shareholders of a Fund, or if the Board abandons the Reorganization, the Company will continue to operate as a Maryland corporation.

Investment Advisory and Sub-Advisory Agreements

As a result of the Reorganization, each Fund will be subject to a new investment management agreement between the Trust and Adviser and sub-advisory agreements between the Adviser and the sub-advisers. The new investment management agreement and sub-advisory agreements will be substantially identical to the current investment management agreement and sub-advisory agreements (including those approved in Proposal 3) between the Company and the Adviser and the Adviser and the sub-advisers, respectively.

Shareholder Servicing Agreements and Distribution Plans

The current custody agreement between PFPC Trust Company and the Company and the current transfer agent and shareholder services agreement and administration and accounting agreement between PFPC, Inc. for the Company will be assigned to the new DE Trust. The DE Trust will enter into a new distribution agreement with PFPC Distributors, Inc. for distribution services. This new agreement will be substantially identical to the distribution agreement currently in place for the Company.

As of the effective date of the Reorganization, the DE Trust will have distribution and shareholder servicing plans under Rule 12b-1 of the 1940 Act relating to the distribution and shareholder servicing of the classes of shares that are substantially identical to the distribution and shareholder servicing plans currently in place for the corresponding classes of shares of the corresponding Fund of the Company.

EFFECTS OF SHAREHOLDER APPROVAL OF THE DELAWARE PLAN

Under the 1940 Act, the shareholders of an investment company must elect trustees and approve the initial investment management agreement and sub-advisory agreements for a fund. Theoretically, if the Delaware Plan is approved for the Company and the Company is reorganized as the DE Trust, the shareholders of the DE Trust would need to vote on these items in order to comply with the 1940 Act.

In order to comply with these requirements and consistent with SEC guidance, shareholder approval of the Delaware Plan will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Board members of the Company who are in office on the effective date of the Reorganization (including all Board Nominees approved by shareholders in Proposal 1) as trustees of the DE Trust; and (2) new investment management agreement and sub-advisory agreements for the DE Trust that are substantially identical to the investment management and sub-advisory agreements (including those sub-advisory agreements approved by shareholders in Proposal 3 at the Meeting) currently in place for Funds.

If the Delaware Plan is approved by the Funds’ shareholders, then this initial shareholder approval for the new DE Trust will be arranged by each Fund (1) purchasing one share of the corresponding DE Fund; (2) as sole shareholder, voting “FOR” the election of Board members and the investment management agreement and sub-advisory agreements; and (3) then redeeming its shares, all prior to the completion of the Reorganization. These actions will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

CAPITALIZATION AND STRUCTURE OF THE DE TRUST

The DE Trust was formed as a Delaware statutory trust on August 31, 2007, pursuant to Delaware law. The DE Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the same series and classes as the Company.

As of the effective date of the Reorganization, shares of the respective series and classes of the Company and the DE Trust will: (1) have similar distribution and redemption rights; (2) be fully paid and non-assessable; (3) have similar conversion rights; (4) have no preemptive or subscription rights; (5) have similar voting and liquidation rights; and (6) have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Company provides for cumulative voting in the election of its Board members. The DE Trust also will have the same fiscal year as the Company.

EXPENSES OF THE REORGANIZATION

The Adviser has agreed to pay the costs associated with the Reorganization.

TAX CONSEQUENCES

The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a Fund will be the same as the basis and holding period of your shares in the corresponding DE Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Company, that, under the Internal Revenue Code, the exchange of assets of a Fund for the shares of a corresponding DE Fund, the transfer of such shares to the shareholders of the Fund and the dissolution of the Company pursuant to the Delaware Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Funds, the DE Funds or either of their shareholders.

EFFECT OF MY VOTING “FOR” THE DELAWARE PLAN

By voting “FOR” the Delaware Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with Board members (including those Nominees approved in Proposal 1), investment policies and restrictions, investment management agreement, sub-advisory agreements (including those approved at the Meeting in Proposal 3), distribution and shareholder servicing plans and other service arrangements that are substantially identical to those currently in place for the Funds.

SHAREHOLDER APPROVAL

Proposal 2 must be approved by each Fund’s shareholders, voting separately, by the affirmative vote of a majority of the outstanding shares of each Fund entitled to vote.

If shareholders of each Fund do not approve the Reorganization, the Reorganization will be abandoned.

THE BOARD RECOMMENDS
A VOTE FOR PROPOSAL 2 — APPROVAL OF THE REORGANIZATION OF THE COMPANY INTO A DELAWARE STATUTORY TRUST

PROPOSAL 3:

TO APPROVE A NEW SUB-INVESTMENT ADVISORY
AGREEMENT(S) FOR EACH FUND

(THIS PROPOSAL INVOLVES SEPARATE VOTES ON
SUB-PROPOSALS 3(A) THROUGH 3(J))

(Applicable Funds — All Funds)

COMMON INFORMATION FOR PROPOSALS 3(A) — 3(J)

Introduction

At the Meeting, each Fund’s shareholders will be asked to approve the applicable definitive sub-advisory agreement (each, a “Proposed Sub-Advisory Agreement” and, collectively, the “Proposed Sub-Advisory Agreements”) between the Adviser and each new sub-adviser. The proposed new sub-advisers (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) for each Fund are:

Fund	Proposed New Sub-Advisers

AFBA 5Star Balanced Fund	The London Company of Virginia (equity portion of the Fund’s portfolio)
Financial Counselors, Inc. (fixed income portion of the Fund’s portfolio)
AFBA 5Star Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund)	Financial Counselors, Inc.
AFBA 5Star Large Cap Fund	Marvin & Palmer Associates, Inc.
AFBA 5Star Mid Cap Value Fund	Dreman Value Management, L.L.C.
AFBA 5Star Science & Technology Fund	TrendStar Advisors, LLC
AFBA 5Star Small Cap Fund	Bjurman, Barry & Associates (approximately 40% of the Fund’s portfolio)
TrendStar Advisors, LLC (approximately 40% of the Fund’s portfolio)
The London Company of Virginia (approximately 20% of the Fund’s portfolio)
AFBA 5Star USA Global Fund	Marvin & Palmer Associates, Inc.

Currently, each Sub-Adviser is serving as sub-adviser to the applicable Fund(s) pursuant to an interim sub-advisory agreement between the Sub-Adviser and the Adviser (each an “Interim Agreement” and, collectively, the “Interim Agreements”).

The investment affairs of the Funds are managed by the Adviser. Prior to July 16, 2007, the Adviser had retained Kornitzer Capital Management, Inc. (“KCM”) as the sole sub-adviser for each of the Funds. KCM ceased serving as the Funds’ sole sub-adviser effective July 15, 2007. At the June Meeting, however, the Adviser recommended, and the Company’s Board of Directors approved, the use of multiple sub-advisers to diversify the Funds’ portfolios among various sub-advisers and to eliminate the risks in having a sole sub-adviser advise all of the Funds. Consequently, the Adviser identified a group of new sub-advisers to advise the Funds. At the June Meeting, the Adviser recommended, and the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act (“Independent Directors”), approved, the appointment of each new Sub-Adviser and each Interim Agreement. The Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreements for each Sub-Adviser and the submission of the Proposed Sub-Advisory Agreements to Fund shareholders for approval. Following these Board approvals, effective July 16, 2007, the Sub-Advisers began managing the Funds’ assets pursuant to the Interim Agreements until shareholders approve the Proposed Sub-Advisory Agreements.

Material Provisions and Comparison of the Current and Proposed Sub-Advisory Agreements

KCM Agreement

Prior to July 16, 2007, KCM managed the day-to-day operations of each Fund pursuant to a sub-advisory agreement between the Adviser and KCM dated April 1, 2001 (the “KCM Agreement”). The Board of Directors most recently voted to renew the KCM Agreement on January 31, 2007. The KCM Agreement was last approved by the shareholders of each of the Balanced Fund, Total Return Bond Fund, Large Cap Fund and USA Global Fund at an annual meeting of shareholders held on March 26, 2001 (“2001 Annual Meeting”).

The KCM Agreement was submitted and approved by the initial sole shareholder of each of the Science & Technology and Small Cap Funds on October 12, 2001 and the Mid Cap Value Fund on May 1, 2002. The KCM Agreement has not been resubmitted to shareholders of the Science & Technology Fund, the Small Cap Fund or the Mid Cap Value Fund since their initial approvals because they had not been materially amended.

Interim Agreements

Because KCM ceased serving as the Funds’ sole sub-adviser prior to the Meeting at which the Funds’ shareholders will vote on the Proposed Sub-Advisory Agreements, the Board also approved the Interim Agreements and the appointment of the Sub-Advisers on an interim basis to begin managing the Funds prior to the Meeting. This interim appointment allows for the provision of uninterrupted sub-advisory services to the Funds formerly managed by KCM. The Board’s appointment of the Sub-Advisers under the Interim Agreements became effective on July 16, 2007 (the “Interim Effective Date”). As provided in the Interim Agreements, the Adviser will, in its capacity as investment manager for the Funds, determine what portion of a Fund’s assets should be allocated to a particular Sub-Adviser. The percentage of a Fund’s total assets that will be allocated to a particular Sub-Adviser may be modified, from time to time, in the Adviser’s sole discretion.

Each Interim Agreement between the Sub-Advisers and the Adviser is substantially the same in form and provisions to the KCM Agreement, except for the provisions relating to term, termination and compensation. Under the KCM Agreement, KCM received an annual fee of 0.33% of each Fund’s daily net assets from the Adviser. Under the Interim Agreements, the Adviser will pay each Sub-Adviser for the costs the Sub-Adviser’s services under the Interim Agreements, provided, however, that such costs do not exceed 0.33% of the average daily net assets of the portion of the Fund that a Sub-Adviser is managing. The Interim Agreements will continue in effect for no greater than 150 days from the Interim Effective Date. The Interim Agreements also provide that they may be terminated: (i) by action of the Board, or pursuant to a vote of a majority of the outstanding voting securities of a Fund, at any time, without payment of a penalty, on written notice to the applicable Sub-Adviser(s); (ii) by a Sub-Adviser at any time upon 60 days’ written notice to the Adviser and the Company; and (iii) automatically in the event of its assignment or upon termination of the management agreement between the Adviser and the Company (the “Management Agreement”).

Proposed Sub-Advisory Agreements

With the exception of the fees to be received by each Sub-Adviser, each of the Proposed Sub-Advisory Agreements is identical in form and provisions. The fees to be received by each Sub-Adviser for services to be provided to the Funds under the Proposed Sub-Advisory Agreements are discussed in detail below in the discussion of each Sub-Proposal relating to each specific Proposed Sub-Advisory Agreement. The form of the Proposed Sub-Advisory Agreement is attached as Exhibit D to this Proxy Statement. Below is a comparison of the material provisions of the KCM Agreement and the Proposed Sub-Advisory Agreements.

Asset Segregation.  In connection with the new multi-manager approach of the Funds, the Proposed Sub-Advisory Agreements contemplate that the Adviser will retain the responsibility to assign assets of each Fund to each Sub-Adviser and that each Sub-Adviser may manage all or a portion of a Fund’s assets pursuant to the Adviser’s assignment. The KCM Agreement did not contemplate that KCM would manage less than the entire asset pool of each Fund.

Advisory Services.  Under the Proposed Sub-Advisory Agreements, the Adviser will retain each Sub-Adviser as a sub-investment adviser for a particular Fund, subject to the supervision of the Board of Directors of the Company and the Adviser. The services to be provided to each Fund by the Sub-Advisers under the Proposed Sub-Advisory Agreements will be substantially the same as those previously provided by KCM and currently provided by the Sub-Advisers under the Interim Agreements.

Under the KCM Agreement, KCM was responsible for the day-to-day portfolio management of each Fund and determined from time to time the securities and other investments that were purchased, retained or sold with respect to each Fund. KCM provided these services in accordance with each Fund’s investment objectives, policies and restrictions, as stated in its current prospectuses and statement of additional information (together, the “Prospectus”). In addition, the Adviser delegated to KCM, and KCM was responsible for, voting all securities in which each Fund was invested, without seeking instruction from the Adviser. The KCM Agreement did not, however, contractually require KCM to provide its services in accordance with the each Fund’s investment objectives, policies and restrictions, as stated in its current Prospectus, although KCM had a fiduciary duty to do so. In addition, the KCM Agreement did not contractually require KCM to take responsibility for voting all securities in which each Fund was invested. Each Sub-Adviser will have the same obligations and duties under the Proposed Sub-Advisory Agreements as set forth above, but all such obligations and duties are set forth as contractual provisions in the Proposed Sub-Advisory Agreements.

Fees and Expenses Generally.  The KCM Agreement provided that KCM would receive a set fee for its services to be payable monthly, but did not contain provisions regarding which party would be responsible for expenses incurred by KCM in connection with the services that it provided to the Funds or the ability of the Adviser to prorate fees if the KCM Agreement was terminated prior to the end of a month. The Proposed Sub-Advisory Agreements provide that the Sub-Advisers are each responsible for expenses incurred in connection with the services provided under the Proposed Sub-Advisory Agreements, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for a Fund. For a comparison of fees paid to KCM under the KCM Agreement and the Sub-Advisers under each Sub-Advisory Agreement, please see the specific Sub-Proposal(s) for your Fund(s) below.

Compliance Policies and Procedures and Reports.  KCM maintained a compliance program, including a Code of Ethics, in accordance with federal securities laws, but was not contractually required to do so under the KCM Agreement. The Proposed Sub-Advisory Agreements require each Sub-Adviser to provide the Funds’ Chief Compliance Officer with (1) the Sub-Adviser’s compliance policies and procedures for compliance; (2) the Sub-Adviser’s code of ethics; (3) all material changes to such policies and procedures and code of ethics; (4) reports and certifications regarding the Sub-Adviser’s compliance with its and the Company’s compliance policies and procedures and code of ethics; and (5) any material compliance matters that may have occurred, among other things.

Brokerage.  The KCM Agreement, subject to the primary objective of obtaining best execution, permitted KCM to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who provided brokerage and research services. Subject to such policies and procedures adopted by the Board of Directors, under the KCM Agreement, KCM also was permitted to cause the Funds to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where KCM had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, KCM’s overall responsibilities with respect to a Fund or KCM’s other advisory clients for which KCM exercised investment discretion. The Proposed Sub-Advisory Agreements contain substantially similar provisions, with the addition that the Board of Directors of the Company may terminate such authorization with respect to a Fund at any time for any reason.

In addition to the provisions above included in the KCM Agreement, the Proposed Sub-Advisory Agreements also provide that the Sub-Advisers may allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser or a Sub-Adviser or the Company’s principal underwriter, if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms and provided that the transactions would be consistent with the Company’s policies and procedures regarding affiliated transactions and the 1940 Act and the rules and regulations thereunder. The Proposed Sub-Advisory Agreements also provide that, consistent with a Sub-Adviser’s fiduciary obligation to the Funds and the Sub-Adviser’s other clients, the Sub-Adviser may aggregate trade orders in order to obtain the most favorable price or lower brokerage commission and efficient execution, to the extent permitted by applicable laws and regulations. The KCM Agreements did not specifically provide for such brokerage transactions, although KCM had the ability to utilize such practices in accordance with applicable laws and regulations.

Standard of Care.  Under the KCM Agreement, KCM had a responsibility to provide the services set forth in the KCM Agreement “to the best of its ability.” Under the Proposed Sub-Advisory Agreements, each Sub-Adviser would be obligated to exercise the same degree of skill, care and diligence in performing its services to the Funds as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances. The standard of care required in the Proposed Sub-Advisory Agreements is a heightened standard of care to protect the Funds and their shareholders against potential conflicts of interest in a manager managing multiple accounts.

Limitation of Liability and Indemnification.  The KCM Agreement provided that KCM would not be liable for any error of judgment, mistake at law or for any loss suffered by the Adviser of the Company in connection with any matters to which the KCM Agreement related except that nothing would protect KCM against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under the KCM Agreement. The Proposed Sub-Advisory Agreements contain identical provisions.

The KCM Agreement did not contain any provisions to indemnify the Adviser, the Company or the Funds for any liability or expenses that may be sustained as a result of KCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the KCM Agreement. The Proposed Sub-Advisory Agreements, however, contain provisions that require each Sub-Adviser to indemnify the Adviser, the Company or a Fund and their respective affiliates and controlling persons for any liability or expenses that may result from a Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Proposed Sub-Advisory Agreements. Additionally, the Proposed Sub-Advisory Agreements require the Adviser to indemnify the Sub-Advisers, their respective affiliates and controlling persons for any breach by the Adviser of the Proposed Sub-Advisory Agreements or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Proposed Sub-Advisory Agreements or violation of applicable law.

Continuance.  If shareholders of each Fund approve the Proposed Sub-Advisory Agreements, each Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The

Proposed Sub-Advisory Agreements may be continued from year to year thereafter by a majority vote of the Board of Directors or by a vote of a majority of all votes attributable to the outstanding shares of a Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The KCM Agreement contained an identical provision.

Termination.  The KCM Agreement provided that it automatically terminated with the Management Agreement, on 60 days’ written notice by the Company to the Adviser, without the payment of any penalty. The KCM Agreement also provided that it would immediately terminate in the event of its assignment.

The Proposed Sub-Advisory Agreements may be terminated, without the payment of a penalty, by the Adviser or by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund) at any time. A Sub-Adviser may terminate the Proposed Sub-Advisory Agreement on 90 days’ written notice to the Adviser and the Company, without the payment of a penalty. The Proposed Sub-Advisory Agreement also provides that it will terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Management Agreement. In addition, the Proposed Sub-Advisory Agreement provides that if there is a change of control of the Sub-Adviser that would act to terminate the Proposed Sub-Advisory Agreement and if a vote of shareholders to approve continuation of the Proposed Sub-Advisory Agreement is deemed by counsel to the Company to be required, the Sub-Adviser is required to assume all reasonable costs associated with soliciting shareholders of a Fund of the Company to approve the continuation of the Proposed Sub-Advisory Agreement.

Other.  The Proposed Sub-Advisory Agreements contain provisions regarding the Sub-Advisers compliance with federal securities laws and cooperation with any regulatory or compliance examinations or inspections; notice requirements regarding changes in the investment strategies of the Funds, portfolio manager changes or potential litigation, administrative or investigative proceedings; the providing of certain information to the Company upon request; and certain representations and warranties of the Sub-Adviser and the Adviser. In addition, the Sub-Advisory Agreements contain provisions regarding the governing law of the contracts, severability provisions and other provisions to clarify the Proposed Sub-Advisory Agreements. The KCM Agreement did not contain such provisions. These provisions were included in the Sub-Advisory Agreements to clarify and modernize the contractual provisions to prevent misinterpretation and unintentional breach of the Proposed Sub-Advisory Agreements.

Required Vote

Approval of Proposals 3(a) – 3(j) by each Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 3(A) – 3(J)

SUB-PROPOSAL 3(A):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE LONDON COMPANY OF VIRGINIA FOR THE AFBA 5STAR BALANCED FUND (APPLICABLE FUND — AFBA 5STAR BALANCED FUND ONLY)

The investment affairs of the Balanced Fund are managed by the Adviser. The Adviser has currently divided the Balanced Fund’s portfolio into two segments — the equity segment and the fixed income segment. From the Balanced Fund’s inception until July 15, 2007, these segments were managed jointly by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Balanced Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Balanced Fund’s performance would be enhanced by the introduction of separate sub-advisers for the equity and fixed income segments of the Balanced Fund’s portfolio, the Adviser chose The London Company of Virginia (“London Company”) to manage the equity segment of the Balanced Fund’s portfolio. (The Adviser also chose Financial Counselors, Inc. (“FCI”) to manage the fixed income segment of the Balanced Fund, which is discussed under Proposal 3(b) below).

The choice of the London Company to manage the equity segment of the Balanced Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the equity segment of the Balanced Fund. The Adviser also considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that London Company is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified London Company as its choice for co-managing the Balanced Fund.

General Information about the Sub-Adviser

The London Company was founded by Stephen M. Goddard, CFA in 1994 and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The London Company’s headquarters are located at 1801 Bayberry Court, Suite 301, Richmond, VA 23226. As of June 30, 2007, the London Company had total assets under management of approximately $642 million. London Company is currently wholly owned by Mr. Goddard. The London Company is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of the London Company. The positions of the principal executive officers and directors of the London Company constitute their principal occupations. The business address of each person listed below is the same as the London Company’s business address.

Name	Title/Position

Stephen M. Goddard	President, Chief Investment Officer, Managing Director and Owner
James T. Moody	Director of Research and Portfolio Manager
Louise Mary Swartz	Chief Compliance Officer and Marketing and Client Services Administrator

The London Company currently does not manage assets of other registered investment companies that have an investment objective and strategy similar to that of the equity segment of the Balanced Fund.

None of the officers or Directors of the Balanced Fund is an officer, director or shareholder of the London Company, nor do any of the officers or Directors of the Balanced Fund have any direct or indirect material interest in the London Company.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Balanced Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Balanced Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid directly by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement with the London Company with respect to the Balanced Fund will not affect the overall investment advisory fee payable by the Balanced Fund to the Adviser. The annual rate of sub-advisory fees payable to the London Company by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the segment of the Fund managed by the London Company. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

The Adviser received $526,878 in net aggregate fees (less fee reductions and expense reimbursements) from the Balanced Fund for its services to the Fund as its investment manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received $278,728 for its sub-advisory services provided to the Balanced Fund from the Adviser out of the fees the Adviser received from the Balanced Fund under the Management Agreement. Had the Proposed Sub-Advisory Agreement been in effect during the fiscal year ended March 31, 2007, London Company would have received $167,237 for its services as sub-adviser to the equity segment of the Balanced Fund. Taking into consideration the fees FCI would have received as sub-adviser to the fixed income segment of the Balanced Fund, together London Company’s and FCI’s fees would have been approximately 7.27% less than the fee received by KCM during that fiscal year under the KCM Agreement. See Proposal 3(b) for more information regarding fees to be paid to FCI for its services to the Balanced Fund.

Board Considerations in determining to recommend the London Company as sub-adviser to the Balanced Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that the London Company’s income/equity strategy, which it uses to manage the portfolios of its separate account clients and which is similar to the strategy used to manage the equity segment of the Balanced Fund, had demonstrated a disciplined and proven investment process that had generated strong risk-adjusted returns over the past three and five year periods. The Adviser believed that the London Company’s income/equity strategy could deliver upside return with less volatility.

The Adviser explained that, as provided in the Interim Agreement and Proposed Sub-Advisory Agreement, the Adviser, in its capacity as investment manager for the Balanced Fund, will assign the equity segment of the Balanced Fund’s portfolio to the London Company. However, the percentage of the Balanced Fund’s total assets that may be allocated to the London Company may be modified, from time to time, in the Adviser’s sole discretion.

As previously discussed, the Adviser recommended that the London Company begin providing sub-advisory services to the Balanced Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit the London Company to manage the equity segment of the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and the London Company and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Balanced Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with London Company for its services to the Balanced Fund, the Board received and reviewed a variety of information from the Adviser and the London Company, including information relating to: (1) the nature, extent and quality of services to be provided to the Balanced Fund by the London Company; (2) fees and performance of accounts managed by the London Company with similar investment mandates to the equity segment of the Balanced Fund; and (3) the level of the sub-advisory fees that would be paid to the London Company for its services to the Balanced Fund.

The Board first considered the nature, extent and quality of the services to be provided by the London Company. The Board considered the quality of the portfolio management services to be provided to the Balanced Fund, based on the information given to the Board; the experience of the London Company’s portfolio management team; the quality of its reputation; and its operations and financial strength. The Board further considered the London Company’s expertise with and performance record of its other clients with similar investment mandates as the equity segment of the Balanced Fund. The Directors took into consideration, and were satisfied with, the qualifications, expertise and performance of the management team that would be responsible for the management of the equity segment of the Balanced Fund. Based on the totality of the information considered, the Board concluded that the London Company had the ability to provide sub-advisory services to the Balanced Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to the London Company’s services to the Balanced Fund. The Board considered that under the Interim Agreement, the London Company’s fee would not exceed 0.33% of the average daily net assets of the equity segment of the Balanced Fund. The Board then considered that the compensation payable to the London Company under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets between the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board also considered the sub-advisory fees as compared other similar accounts managed by the London Company and concluded that the fees that the London Company would receive for its services to the Balanced Fund were below the fees charged by the London Company for like accounts. With respect to the possibility of realizing economies of scale with respect to the Balanced Fund, the Board noted that the fee schedule to be paid by the Adviser to the London Company for its services was less than the lowest fee schedule that the London Company offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to the London Company as a result of its relationship with the Balanced Fund; such as the research services available to the London Company through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by the London Company reflects the lowest available fee schedule from London Company for like accounts.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the London Company, the Board concluded that the level of fees to be paid to London Company is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Balanced Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3A — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE LONDON COMPANY FOR THE EQUITY SEGMENT OF THE BALANCED FUND

SUB-PROPOSAL 3(B):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FINANCIAL COUNSELORS, INC. FOR THE AFBA 5STAR BALANCED FUND (APPLICABLE FUND — AFBA 5STAR BALANCED FUND ONLY)

The investment affairs of the Balanced Fund are managed by the Adviser. The Adviser has currently divided the Balanced Fund’s portfolio into two segments — the equity segment and the fixed income segment. From the Balanced Fund’s inception until July 15, 2007, these segments were managed jointly by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Balanced Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Balanced Fund’s performance would be enhanced by the introduction of separate sub-advisers for the equity and fixed income segments of the Balanced Fund’s portfolio, the Adviser chose Financial Counselors, Inc. (“FCI”) to manage the fixed-income segment of the Balanced Fund’s portfolio. (The Adviser also chose The London Company of Virginia to manage the equity segment of the Balanced Fund, which is discussed under Proposal 3(a) above).

The choice of FCI to manage the fixed-income segment of the Balanced Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the fixed-income segment of the Balanced Fund. The Adviser also considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that FCI is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified FCI as its choice for co-managing the Balanced Fund.

General Information about the Sub-Adviser

FCI was originally founded in 1966 as an investment advisory firm, and is an investment adviser registered under the Advisers Act. FCI’s headquarters are located at 442 West 47th Street, Kansas City, MO 64112. As of June 30, 2007, FCI had total assets under management of approximately $3 billion. FCI’s ultimate parent company is MTC Holding Corporation, which is majority owned by Bradley A. Bergman, a Director of FCI and the President and Director of MTC Holding Corporation. MTC Holding Corporation’s headquarters are located at 5901 College Boulevard, Suite 100, Overland Park, Kansas 66211. FCI is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of FCI. Unless otherwise noted, the positions of the principal executive officers and directors of FCI constitute their principal occupations. The business address of each person listed below is the same as FCI’s business address.

Name	Title/Position

Robert T. Hunter	Director, President and Chief Executive Officer
Graham T. Hunt	Director and Chairman of the Board
Bryant P. Barnes	Director, Vice Chairman of the Board and Treasurer
Peter G. Greig	Director and Senior Vice President
George E. Winters	Director and Vice President
Bradley A. Bergman	Director, President Midwest Trust Company
Alfred C. Hagemann	Director, Private Investor
Mark S. Allison	Executive Vice President
David B. Anderson	Senior Vice President
Stuart C. Berkley	Senior Vice President
Gary B. Cloud	Senior Vice President
William M. Courtney	Senior Vice President
Paul A. McClain	Senior Vice President
Brian E. Perott	Senior Vice President
Val F. Schaff	Senior Vice President
Amy L. Schaff	Vice President and Chief Compliance Officer

FCI currently serves as the sole investment adviser for the assets of one other registered investment company that has an investment objective and strategy similar to that of the proposed new strategy of fixed income segment of the

Balanced Fund (see below and Proposal 6(a) for more information on this strategy). Information regarding that fund is below:

Assets
Name:	(as of June 30, 2007):	Advisory Fee

FCI Bond Fund	$13.8 million	0.40% of average daily net assets

*	FCI has agreed to waive its advisory fees and/or reimburse other expenses in order to limit the FCI Bond Fund’s total annual operating expenses, which are currently 2.24%, to 0.80% of its daily average net assets.

None of the officers or Directors of the Balanced Fund is an officer, director or shareholder of FCI, nor do any of the officers or Directors of the Balanced Fund have any direct or indirect material interest in FCI.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Balanced Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Balanced Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement with FCI with respect to the Balanced Fund will not affect the overall investment advisory fee payable by the Balanced Fund to the Adviser. The annual rate of sub-advisory fees payable to FCI by the Adviser under the Proposed Sub-Advisory Agreement will be 0.27% based on the average daily net assets of the fixed income segment of the Fund managed by FCI. This fee rate is less than the fee rate that was received by KCM under the KCM Agreement.

The Adviser received $526,878 in net aggregate fees (less fee reductions and expense reimbursements) from the Balanced Fund for its services to the Fund as its investment manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received $278,728 for its sub-advisory services provided to the Balanced Fund from the Adviser out of the fees the Adviser received from the Balanced Fund under the Management Agreement. Had the Proposed Sub-Advisory Agreement been in effect during the fiscal year ended March 31, 2007, FCI would have received $91,220 for its services as sub-adviser to the fixed income segment of the Balanced Fund. Taking into consideration the fees the London Company would have received as sub-adviser to the equity segment of the Balanced Fund, together FCI’s and the London Company’s fees would have been approximately 7.27% less than what KCM received during that fiscal year under the KCM Agreement. See Proposal 3(a) for more information regarding fees to be paid to the London Company for its services to the Balanced Fund.

Board Considerations in determining to recommend FCI as sub-adviser to the Balanced Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that FCI’s management of institutional accounts using FCI’s core fixed income strategy had demonstrated a disciplined and proven investment process that had generated strong risk-adjusted returns over the past one, five and ten year periods. The Adviser explained that FCI’s core fixed income strategy is an investment grade strategy rather than the Balanced Fund’s current high yield strategy with respect to the fixed income portion of the Balanced Fund’s assets and noted that, while FCI’s core fixed income strategy is generally more conservative than the current fixed income segment of the Balanced Fund, it had delivered upside return with less volatility. The Board noted that it had approved a change in the Fund’s fixed income strategy from a high yield to a core fixed income strategy, pending shareholder approval.

The Adviser explained that, as provided in the Interim Agreement and Proposed Sub-Advisory Agreement, the Adviser will, in its capacity as investment manager for the Balanced Fund, assign the fixed income segment of Balanced Fund’s portfolio to FCI. The percentage of the Balanced Fund’s total assets that may be allocated to FCI may be modified, from time to time, in the Adviser’s sole discretion.

As previously discussed, the Adviser recommended that FCI begin providing sub-advisory services to the Balanced Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit FCI to manage the fixed income segment of the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and FCI and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Balanced Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with FCI for its services to the Balanced Fund, the Board received and reviewed a variety of information from the Adviser and FCI, including information relating to: (1) the nature, extent and quality of services to be provided to the Balanced Fund by FCI; (2) fees and performance of accounts managed by FCI with similar investment mandates to the fixed income segment of the Balanced Fund; and (3) the level of the sub-advisory fees that would be paid to FCI for its services to the Balanced Fund.

The Board first considered the nature, extent and quality of the services to be provided by FCI. The Board considered the quality of the portfolio management services to be provided to the Balanced Fund, based on the information given to the Board; the experience of FCI’s portfolio management team; the quality of FCI’s reputation; and the operations and financial strength of FCI. The Board further considered FCI’s expertise with and performance record of its other clients with similar investment mandates as the fixed income segment of the Balanced Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the fixed income segment of the Balanced Fund. Based on the totality of the information considered, the Board concluded that FCI had the ability to provide sub-advisory services to the Balanced Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to FCI’s services to the Balanced Fund. The Board considered that under the Interim Agreement, FCI fee would not exceed 0.33% of the average daily net assets of the fixed income segment of the Balanced Fund. The Board then considered that the compensation payable to FCI under the Proposed Sub-Advisory Agreement is less than the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets between the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other similar accounts managed by FCI and concluded that the fees that FCI would receive for its services to the Balanced Fund were below the fees charged by FCI for another investment company managed by FCI with a similar investment mandate. With respect to the possibility of realizing economies of scale with respect to the Balanced Fund, the Board noted that the fee schedule to be paid by the Adviser to FCI for its services was less than the lowest fee schedule that FCI offered to the other investment company that it manages.

The Board then considered the “fall out” or ancillary benefits that may accrue to FCI as a result of its relationship with the Balanced Fund; such as the research services available to FCI through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above,

and in light of the nature, extent and quality of services to be provided by FCI, the Board concluded that the level of fees to be paid to FCI is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Balanced Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(B) — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FCI FOR THE FIXED INCOME SEGMENT OF THE BALANCED FUND

SUB-PROPOSAL 3(C):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FINANCIAL COUNSELORS, INC. FOR THE AFBA 5STAR TOTAL RETURN BOND FUND (FORMERLY, AFBA 5STAR HIGH YIELD FUND) (APPLICABLE FUND — AFBA 5STAR TOTAL RETURN BOND FUND ONLY)

The investment affairs of the Total Return Bond Fund (formerly, High Yield Fund) are managed by the Adviser. From the Total Return Bond Fund’s inception until July 15, 2007, these segments were managed by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Total Return Bond Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Total Return Bond Fund’s performance would be enhanced by the introduction of a new sub-adviser, the Adviser chose Financial Counselors, Inc. (“FCI”) to manage the Total Return Bond Fund.

The choice of FCI to replace KCM with respect to the Total Return Bond Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Total Return Bond Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that FCI is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified FCI as its choice for managing the Total Return Bond Fund.

General Information about the Sub-Adviser

Please see Sub-Proposal 3(b) above for information about FCI and its principal executive officers and directors.

FCI currently serves as the sole investment adviser for the assets of one other registered investment company that has an investment objective and strategy similar to the proposed new strategy of the Total Return Bond Fund. See Proposal 6(a) for more information on this strategy. Information regarding that fund is below:

Assets
Name:	(as of June 30, 2007):	Advisory Fee

FCI Bond Fund	$13.8 million	0.40% of average daily net assets

*	FCI has agreed to waive its advisory fees and/or reimburse other expenses in order to limit the FCI Bond Fund’s total annual operating expenses, which are currently 2.24%, to 0.80% of its daily average net assets.

None of the officers or Directors of the Total Return Bond Fund is an officer, director or shareholder of FCI, nor do any of the officers or Directors of the Total Return Bond Fund have any direct or indirect material interest in FCI.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Total Return Bond Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Total Return Bond Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement with FCI for the Total Return Bond Fund will not affect the overall investment advisory fee payable by the Total Return Bond Fund to the Adviser. The annual rate of sub-advisory fees payable to FCI by the Adviser under the Proposed Sub-Advisory Agreement will be 0.27% based on the average daily net assets of the Total Return Bond Fund. This fee rate is less than the fee rate that was received by KCM under the KCM Agreement.

The Adviser received $36,796 in net aggregate fees (less fee reductions and expense reimbursements) from the Total Return Bond Fund for its services to the Fund as its investment manager for the fiscal year ended March 31, 2007. For the fiscal year ended March 31, 2007, KCM received $74,920 for its sub-advisory services provided to the Total Return Bond Fund from the Adviser out of the fees the Adviser received from the Total Return Bond Fund under the Management Agreement. Had the Proposed Sub-Advisory Agreement been in effect during the fiscal year ended March 31, 2007, FCI would have received $61,298 for its services as sub-adviser to the Total Return Bond Fund. FCI’s fees would have been approximately 18% less than what KCM received during that fiscal year under the KCM Agreement.

Board Considerations in determining to recommend FCI as sub-adviser to the Total Return Bond Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that FCI’s management of institutional accounts using FCI’s core fixed income strategy had demonstrated a disciplined and proven investment process that had generated strong, risk adjusted returns over the past one, five and ten year periods. The Adviser explained that FCI’s core fixed income strategy is an investment grade strategy rather than the Total Return Bond Fund’s current high yield strategy and noted that, while FCI’s core fixed income strategy is generally more conservative than the current Total Return Bond Fund, it had delivered upside return with less volatility. The Board noted that it had approved a change in strategy of the Total Return Bond Fund from a high yield to a core fixed income strategy, pending shareholder approval.

As previously discussed, the Adviser recommended that FCI begin providing sub-advisory services to the Balanced Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit FCI to manage the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and FCI and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Balanced Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with FCI for its services to the Total Return Bond Fund, the Board received and reviewed a variety of information from the Adviser and FCI, including information relating to: (1) the nature, extent and quality of services to be provided to the Total Return Bond Fund by FCI; (2) fees and performance of accounts managed by FCI with similar investment mandates to the Total Return Bond Fund; and (3) the level of the sub-advisory fees that would be paid to FCI for its services to the Balanced Fund.

The Board first considered the nature, extent and quality of the services to be provided by FCI. The Board considered the quality of the portfolio management services to be provided to the Total Return Bond Fund, based on the information given to the Board; the experience of FCI’s portfolio management team; the quality of FCI’s reputation; and the operations and financial strength of FCI. The Board further considered FCI’s expertise with and performance record of its other clients with similar investment mandates as the Total Return Bond Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Total Return Bond Fund. Based on the totality of the information considered, the Board concluded that FCI had the ability to provide sub-advisory services to the Total Return Bond Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to FCI’s services to the Total Return Bond Fund. The Board considered that under the Interim Agreement, FCI’s fee would not exceed 0.33% of the average daily net assets of the Total Return Bond Fund. The Board then considered that the compensation payable to FCI under the Proposed Sub-Advisory Agreement is less than the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple sub-advisers throughout the Fund complex instead of just one. The Board then considered the sub-advisory fees as compared other similar accounts managed by FCI and concluded that the fees that FCI would receive for its services to the Total Return Bond Fund were below the fees charged by FCI for another investment company managed by FCI with a similar investment mandate. With respect to the possibility of realizing economies of scale with respect to the Total Return Bond Fund, the Board noted that the fee schedule to be paid by the Adviser to FCI for its services was less than the lowest fee schedule that FCI offered to the other investment company that it manages.

The Board then considered the “fall out” or ancillary benefits that may accrue to FCI as a result of its relationship with the Total Return Bond Fund; such as the research services available to FCI through soft dollar brokerage commissions. The

Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by FCI, the Board concluded that the level of fees to be paid to FCI is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Total Return Bond Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(C) — THE APPROVAL OFA NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND FCI FOR THE TOTAL RETURN BOND FUND

SUB-PROPOSAL 3(D):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND MARVIN & PALMER ASSOCIATES, INC. FOR THE AFBA 5STAR LARGE CAP FUND (APPLICABLE FUND — AFBA 5STAR LARGE CAP FUND ONLY)

The investment affairs of the Large Cap Fund are managed by the Adviser. From the Large Cap Fund’s inception until July 15, 2007, these segments were managed by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Large Cap Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Large Cap Fund’s performance would be enhanced by the introduction of a new sub-adviser, the Adviser chose Marvin & Palmer Associates, Inc. (“M&P”) to replace KCM with respect to the Large Cap Fund’s portfolio.

The choice of M&P to replace KCM with respect to the Large Cap Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Large Cap Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that M&P is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified M&P as its choice for managing the Large Cap Fund.

General Information about the Sub-Adviser

M&P was originally founded by David Marvin and Stanley Palmer in 1986 as global growth equity specialist investment advisory firm, and is an investment adviser registered under the Advisers Act. M&P’s headquarters are located at 1201 N. Market Street, Suite 2300, Wilmington, DE 19801-1165. As of June 30, 2007, M&P had total assets under management of approximately $10.6 billion. M&P is approximately 95% owned by its employees, including Mr. Marvin. M&P is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of M&P. Unless otherwise noted, the positions of the principal executive officers and directors of M&P constitute their principal occupations. The business address of each person listed below is the same as M&P’s business address.

Name	Title/Position

David F. Marvin	Director, Chairman of the Board and Chief Executive Officer
Stanley Palmer	Director and President
Karen T. Buckley	Director and Chief Financial Officer
The Rt. Hon. Lord Moore, P.C.	Director (Retired)
The Hon. Charles J. Pilliod, Jr.	Director (Retired)
Madelyn B. Smith	Director (Retired)
Gilbert Hahn	General Counsel and Chief Compliance Officer

M&P currently serves as the sole investment adviser for the assets of one other registered investment company that has an investment objective and strategy similar to that of the Large Cap Fund. Information regarding that fund is below:

Assets
Name:	(as of June 30, 2007):	Advisory Fee

Marvin & Palmer Large Cap Growth Fund	N/A*	0.65% of average daily net assets

*	The Fund had not commenced operations until July 27, 2007.

**	M&P contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit the M&P Large Cap Growth Fund’s total annual operating expenses, which currently are 1.55% (for the Institutional Class), to 0.80% of its daily average net assets.

None of the officers or Directors of the Large Cap Fund is an officer, director or shareholder of M&P, nor do any of the officers or Directors of the Large Cap Fund have any direct or indirect material interest in M&P.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Large Cap Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Large Cap Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the Large Cap Fund with M&P will not affect the overall investment advisory fee payable by the Large Cap Fund to the Adviser. The annual rate of sub-advisory fees payable to M&P by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend M&P as sub-adviser to the Large Cap Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that M&P’s management of separate accounts, institutional accounts and commingled accounts using M&P’s large cap growth strategy had demonstrated a disciplined and proven investment process that had generated strong returns over the past three, five and ten year periods. The Adviser explained that M&P’s large cap growth strategy is similar to the Large Cap Fund’s investment strategies.

As previously discussed, the Adviser recommended that M&P begin providing sub-advisory services to the Large Cap Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit M&P to manage the Large Cap Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and M&P and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Large Cap Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with M&P for its services to the Large Cap Fund, the Board received and reviewed a variety of information from the Adviser and M&P, including information relating to: (1) the nature, extent and quality of services to be provided to the Large Cap Fund by M&P; (2) fees and performance of accounts managed by M&P with similar investment mandates to the Large Cap Fund; and (3) the level of the sub-advisory fees that would be paid to M&P for its services to the Large Cap Fund.

The Board first considered the nature, extent and quality of the services to be provided by M&P. The Board considered the quality of the portfolio management services to be provided to the Large Cap Fund, based on the information given to the Board; the experience of M&P’s portfolio management team; the quality of M&P’s reputation; and the operations and financial strength of M&P. The Board further considered M&P’s expertise with and performance record of its other clients with similar investment mandates as the Large Cap Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Large Cap Fund. Based on the totality of the information considered, the Board concluded that M&P had the ability to provide sub-advisory services to the Large Cap Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to M&P’s services to the Large Cap Fund. The Board considered that under the Interim Agreement, M&P’s fee would not exceed 0.33% of the average daily net assets of the Large Cap Fund. The Board then considered that the compensation payable to M&P under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple sub-advisers throughout the Fund complex instead of just one. The Board then considered the sub-advisory fees as compared the other investment company managed by M&P and concluded that the fees that M&P would received for its services to the Large Cap Fund were below the fees charged by M&P for such investment company managed. With respect to the possibility of realizing economies of scale with respect to the Large Cap Fund, the Board noted that the fee schedule to be paid by the Adviser to M&P for its services was less than the lowest fee schedule that M&P offered to the other investment company that it manages and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to M&P as a result of its relationship with the Large Cap Fund; such as the research services available to M&P through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by M&P, the Board concluded that the level of fees to be paid to M&P is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Large Cap Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(D) — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND M&P FOR
THE LARGE CAP FUND

SUB-PROPOSAL 3(E):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND DREMAN VALUE MANAGEMENT, L.L.C. FOR THE AFBA 5STAR MID CAP VALUE

FUND (APPLICABLE FUND — AFBA 5STAR MID CAP VALUE FUND ONLY)

The investment affairs of the Mid Cap Value Fund are managed by the Adviser. From the Mid Cap Value Fund’s inception until July 15, 2007, these segments were managed by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Mid Cap Value Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Mid Cap Value Fund’s performance would be enhanced by the introduction of a new sub-adviser, the Adviser chose Dreman Value Management, L.L.C. (“Dreman”) to replace KCM with respect to the Mid Cap Value Fund’s portfolio.

The choice of Dreman to replace KCM with respect to the Mid Cap Value Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Mid Cap Value Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that Dreman is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified Dreman as its choice for managing the Mid Cap Value Fund.

General Information about the Sub-Adviser

Dreman was originally founded in 1977 as investment advisory firm, and is an investment adviser registered under the Advisers Act. Dreman’s headquarters are located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. As of June 30, 2007, Dreman had total assets under management of approximately $21 billion. Dreman is wholly owned by the Dreman family. Dreman is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of Dreman. Unless otherwise noted, the positions of the principal executive officers and directors of Dreman constitute their principal occupations. The business address of each person listed below is the same as Dreman’s business address.

Name	Title/Position

David N. Dreman	Chief Investment Officer
F. James Hutchinson	President
Lee A. Delaporte	Managing Director
Salvatore R. Faia	Chief Compliance Officer
Boris Onefater	Chief Executive Officer
William J. Donnelly	Chief Technology Officer
Mark J. Roach	Managing Director and Co-Portfolio Manager
E. Clifton Hoover	Co-Chief Investment Officer and Co-Research Director

Dreman currently serves as sub-adviser for the assets of one other registered investment company that has investment objectives and strategies similar to that of the Mid Cap Value Fund. Information regarding this fund is below:

Assets
(as of June 30,
Name:	2007):	Advisory Fee

DWS Dreman Mid Cap Value Fund	$82 million	0.375% on assets up to $500 million
0.340% on assets over $500 million

Salvatore R. Faia, the Chief Compliance Officer of the Fund is also the Chief Compliance Officer of Dreman. None of the other officers or Directors of the Mid Cap Value Fund is an officer, director or shareholder of Dreman, nor do any of the other officers or Directors of the Mid Cap Value Fund have any direct or indirect material interest in Dreman.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Mid Cap Value Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Mid Cap Value Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the Mid Cap Value Fund with Dreman will not affect the overall investment advisory fee payable by the Mid Cap Value Fund to the Adviser. The annual rate of sub-advisory fees payable to Dreman by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Mid Cap Value Fund. This fee rate is the same as the fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend Dreman as sub-adviser to the Mid Cap Value Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that Dreman’s management of another mutual fund using Dreman’s mid cap value strategy had demonstrated a disciplined and proven investment process that had generated strong returns over the past three, five and ten year periods. The Adviser explained that Dreman’s mid cap value strategy is similar to the Mid Cap Value Fund’s investment strategies.

As previously discussed, the Adviser recommended that Dreman begin providing sub-advisory services to the Mid Cap Value Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit Dreman to manage the Mid Cap Value Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and Dreman and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Mid Cap Value Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with Dreman for its services to the Mid Cap Value Fund, the Board received and reviewed a variety of information from the Adviser and Dreman, including information relating to: (1) the nature, extent and quality of services to be provided to the Mid Cap Value Fund by Dreman; (2) fees and performance of accounts managed by Dreman with similar investment mandates to the Mid Cap Value Fund; and (3) the level of the sub-advisory fees that would be paid to Dreman for its services to the Mid Cap Value Fund.

The Board first considered the nature, extent and quality of the services to be provided by Dreman. The Board considered the quality of the portfolio management services to be provided to the Mid Cap Value Fund, based on the information given to the Board; the experience of Dreman’s portfolio management team; the quality of Dreman’s reputation; and the operations and financial strength of Dreman. The Board further considered Dreman’s expertise with and performance record of its other clients with similar investment mandates as the Mid Cap Value Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Mid Cap Value Fund. Based on the totality of the information considered, the Board concluded that Dreman had the ability to provide sub-advisory services to the Mid Cap Value Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to Dreman’s services to the Mid Cap Value Fund. The Board considered that under the Interim Agreement, Dreman’s fee would not exceed 0.33% of the average daily net assets of the Mid Cap Value Fund. The Board then considered that the compensation payable to Dreman under the Proposed Sub-Advisory Agreement is the same as the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple sub-advisers throughout the Fund complex instead of just one. The Board then considered the sub-advisory fees as compared the other investment companies managed by Dreman and concluded that the fees that Dreman would receive for its services to the Mid Cap Value Fund were below the fees charged by Dreman for such investment company managed. With respect to the possibility of realizing economies of scale with respect to the Mid Cap Value Fund, the Board noted that the fee schedule to be paid by the Adviser to Dreman for its services was less than the lowest fee schedule that Dreman offered to the other investment company that it manages and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to the Dreman as a result of its relationship with the Mid Cap Value Fund; such as the research services available to Dreman through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by Dreman reflects the lowest available fee schedule from Dreman for like accounts.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Dreman, the Board concluded that the level of fees to be paid to Dreman is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Mid Cap Value Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(E) — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND DREMAN FOR THE MID CAP VALUE FUND

SUB-PROPOSAL 3(F):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR ADVISORS, LLC FOR THE AFBA 5STAR SCIENCE & TECHNOLOGY FUND (APPLICABLE FUND — AFBA 5STAR SCIENCE & TECHNOLOGY FUND ONLY)

The investment affairs of the Science & Technology Fund are managed by the Adviser. From the Science & Technology Fund’s inception until July 15, 2007, these segments were managed by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Science & Technology Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Science & Technology Fund’s performance would be enhanced by the introduction of a new sub-adviser, the Adviser chose TrendStar Advisors, LLC (“TrendStar”) to replace KCM with respect to the Science & Technology Fund’s portfolio.

The choice of TrendStar to replace KCM with respect to the Science & Technology Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Science & Technology Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that TrendStar is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified TrendStar as its choice for managing the Science & Technology Fund.

General Information about the Sub-Adviser

TrendStar is an investment adviser registered under the Advisers Act. TrendStar’s headquarters are located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210. As of June 30, 2007, TrendStar had total assets under management of approximately $300 million. TrendStar is wholly owned by Thomas W. Laming, Kyle R. Bubeck and James R. McBride, TrendStar’s members. TrendStar is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of TrendStar. The positions of the principal executive officers and directors of TrendStar constitute their principal occupations. The business address of each person listed below is the same as TrendStar’s business address.

Name	Title/Position

Thomas W. Laming	Managing Member, President, Chief Executive Officer and Chief Investment Officer
Kyle R. Bubeck	Member, Chief Financial Officer, Chief Compliance Officer and Treasurer
James R. McBride	Member, Vice President and Portfolio Manager

TrendStar currently does not manage other registered investment companies that have investment objectives and strategies similar to that of the Science & Technology Fund.

None of the officers or Directors of the Science & Technology Fund is an officer, director or shareholder of TrendStar, nor do any of the officers or Directors of the Science & Technology Fund have any direct or indirect material interest in TrendStar.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Science & Technology Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Science & Technology Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the Science & Technology Fund with TrendStar will not affect the overall investment advisory fee payable by the Science & Technology Fund to the Adviser. The annual rate of sub-advisory fees payable to TrendStar by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the

Science & Technology Fund. This fee rate is the same as the fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend TrendStar as sub-adviser to the Science & Technology Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser discussed TrendStar’s investment process.

As previously discussed, the Adviser recommended that TrendStar begin providing sub-advisory services to the Science & Technology Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit TrendStar to manage the Science & Technology Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and TrendStar and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Science & Technology Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with TrendStar for its services to the Science & Technology Fund, the Board received and reviewed a variety of information from the Adviser and TrendStar, including information relating to: (1) the nature, extent and quality of services to be provided to the Science & Technology Fund by TrendStar; and (2) the level of the sub-advisory fees that would be paid to TrendStar for its services to the Science & Technology Fund.

The Board first considered the nature, extent and quality of the services to be provided by TrendStar. The Board considered the quality of the portfolio management services to be provided to the Science & Technology Fund, based on the information given to the Board; the experience of TrendStar’s portfolio management team; the quality of TrendStar’s reputation; and the operations and financial strength of TrendStar. The Directors took into consideration and were satisfied with the qualifications and expertise of the management team that would be responsible for the management of the Science & Technology Fund. Based on the totality of the information considered, the Board concluded that TrendStar had the ability to provide sub-advisory services to the Science & Technology Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to TrendStar’s services to the Science & Technology Fund. The Board considered that under the Interim Agreement, TrendStar’s fee would not exceed 0.33% of the average daily net assets of the Science & Technology Fund. The Board then considered that the compensation payable to TrendStar under the Proposed Sub-Advisory Agreement is the same as the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple sub-advisers throughout the Fund complex instead of just one. The Board then considered that TrendStar did not manage any other portfolio with similar mandates for purposes of comparison of fees, but considered that the sub-advisory fees charged by TrendStar to the Adviser were less than the fees charged by TrendStar to other equity accounts requiring like services and management. With respect to the possibility of realizing economies of scale with respect to the Science & Technology Fund, the Board noted that the fee schedule to be paid by the Adviser to TrendStar for its services was less than the lowest fee schedule that TrendStar offered to other equity accounts that it manages requiring like services and management and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to the TrendStar as a result of its relationship with the Science & Technology Fund; such as the research services available to TrendStar through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by TrendStar reflects the lowest available fee schedule from TrendStar for equity accounts.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by TrendStar, the Board concluded that the level of fees to be paid to TrendStar is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed

Sub-Advisory Agreement would be in the best interests of the Science & Technology Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(F) — THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR FOR THE SCIENCE & TECHNOLOGY FUND

SUB-PROPOSAL 3(G):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND BJURMAN, BARRY & ASSOCIATES FOR THE AFBA 5STAR SMALL CAP FUND (APPLICABLE FUND — AFBA 5STAR SMALL CAP FUND ONLY)

The investment affairs of the Small Cap Fund are managed by the Adviser. The Adviser has currently divided the Small Cap Fund’s portfolio among three sub-advisers. Bjurman, Barry & Associates (“BB&A”) and TrendStar Advisors, LLC (“TrendStar”) are each managing approximately 40% of the Fund’s assets and The London Company of Virginia (the “London Company”) is managing approximately 20% of the Fund’s assets. From the Small Cap Fund’s inception until July 15, 2007, the Small Cap Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Small Cap Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Small Cap Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Small Cap Fund’s portfolio, the Adviser chose BB&A as one of the new sub-advisers for the Fund. The Adviser also chose TrendStar and London Company to manage the remaining assets of the Small Cap Fund (see Proposals 3(h) and 3(i) below for more information on TrendStar’s and London Company’s proposed management of the remaining segments of the Small Cap Fund).

The choice of BB&A to manage a segment of the Small Cap Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Small Cap Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that BB&A is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified BB&A as its choice for co-managing the Small Cap Fund.

General Information about the Sub-Adviser

BB&A was founded in 1970 and is an investment adviser registered under the Advisers Act. BB&A’s headquarters are located at 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90067. As of June 30, 2007, BB&A had total assets under management of approximately $968.7 million. BB&A is currently wholly owned by O. Thomas Barry, III and George Andrew Bjurman, the directors of BB&A. BB&A is not affiliated with the Adviser.

Set forth below is a listing of the principal executive officers and directors of BB&A. The positions of the principal executive officers and directors of BB&A constitute their principal occupations. The business address of each person listed below is the same as BB&A’s business address.

Name	Title/Position

George Andrew Bjurman	Director, Chief Executive Officer and President
O. Thomas Barry, III	Director, Chief Investment Officer and Senior Executive Vice President
Kathy K. Pommet	Chief Compliance Officer
Stephen W. Shipman	Executive Vice President, Director of Research

BB&A does not currently manage the assets of any other registered investment companies that have investment objectives and strategies similar to that of the Small Cap Fund.

None of the officers or Directors of the Small Cap Fund is an officer, director or shareholder of BB&A, nor do any of the officers or Directors of the Small Cap Fund have any direct or indirect material interest in BB&A.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Small Cap Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the

Proposed Sub-Advisory Agreement for the Small Cap Fund with BB&A will not affect the overall investment advisory fee payable by the Small Cap Fund to the Adviser. The annual rate of sub-advisory fees payable to BB&A by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund’s segment that is managed by BB&A. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determinations to recommend BB&A as sub-adviser to the Small Cap Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that BB&A’s management of investment companies and institutional accounts using BB&A’s small cap strategy, which is a similar strategy to that of the Small Cap Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk-adjusted returns over the past three and five year periods. Moreover, the Adviser explained that BB&A’s management of its small cap strategy suggested that there was compatibility with the investment philosophies and methodologies of TrendStar and London Company, the Sub-Advisers proposed to manage the remaining segments of the Small Cap Fund.

The Adviser explained that, as provided in the Interim Agreement and Proposed Sub-Advisory Agreement, the Adviser, in its capacity as investment manager for the Small Cap Fund, will assign a portion of the Small Cap Fund’s assets to BB&A to be managed. The percentage of the Small Cap Fund’s total assets that may be allocated to BB&A may be modified, from time to time, in the Adviser’s sole discretion.

As previously discussed, the Adviser recommended that BB&A begin providing sub-advisory services to the Small Cap Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of BB&A’s advisory services in the wake of KCM’s departure. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit BB&A to manage its segment of the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and BB&A and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Small Cap Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with BB&A for its services to the Small Cap Fund, the Board received and reviewed a variety of information from the Adviser and

BB&A, including information relating to: (1) the nature, extent and quality of services to be provided to the Small Cap Fund by BB&A; (2) fees and performance of other accounts managed by BB&A; and (3) the level of the sub-advisory fees that would be paid to BB&A for its services to the Small Cap Fund.

The Board first considered the nature, extent and quality of the services to be provided by BB&A. The Board considered the quality of the portfolio management services to be provided to the Small Cap Fund, based on the information given to the Board; the experience of BB&A’s portfolio management team; the quality of BB&A’s reputation; and the operations and financial strength of BB&A. The Board further considered BB&A’s expertise with and performance record of its other clients with similar investment mandates as the Small Cap Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Small Cap Fund. Based on the totality of the information considered, the Board concluded that BB&A had the ability to provide sub-advisory services to the Small Cap Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to BB&A’s services to the Small Cap Fund. The Board considered that under the Interim Agreement, BB&A’s fee would not exceed 0.33% of the average daily net assets of the segment of the Small Cap Fund managed by BB&A. The Board then considered that the compensation payable to BB&A under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets among the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other accounts managed by BB&A and concluded that the fees that BB&A would received for its services to the Small Cap Fund were below the fees charged by BB&A for accounts requiring like services and management. With respect to the possibility of realizing economies of scale with respect to the Small Cap Fund, the Board noted that the fee schedule to be paid by the

Adviser to BB&A for its services was less than the lowest fee schedule that BB&A offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to BB&A as a result of its relationship with the Small Cap Fund; such as the research services available to BB&A through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by BB&A reflects the lowest available fee schedule from BB&A for accounts requiring like services and management.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by BB&A, the Board concluded that the level of fees to be paid to BB&A is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 3(G) — THE APPROVAL OF A NEW
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER
AND BB&A FOR THE SMALL CAP FUND

SUB-PROPOSAL 3(H):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND TRENDSTAR ADVISORS, LLC FOR THE AFBA 5STAR SMALL CAP FUND (APPLICABLE FUND — AFBA 5STAR SMALL CAP FUND ONLY)

The investment affairs of the Small Cap Fund are managed by the Adviser. The Adviser has currently divided the Small Cap Fund’s portfolio among three sub-advisers. Bjurman, Barry & Associates (“BB&A”) and TrendStar Advisors, LLC (“TrendStar”) are each managing approximately 40% of the Fund’s assets and The London Company of Virginia (the “London Company”) is managing approximately 20% of the Fund’s assets. From the Small Cap Fund’s inception until July 15, 2007, the Small Cap Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Small Cap Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Small Cap Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Small Cap Fund’s portfolio, the

Adviser chose TrendStar as one of the new sub-advisers for the Fund. The Adviser also chose BB&A and London Company to manage the remaining assets of the Small Cap Fund (see Proposals 3(f) above and 3(i) below for more information on BB&A’s and London Company’s proposed management of the remaining segments of the Small Cap Fund).

The choice of TrendStar to manage a segment of the Small Cap Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the Small Cap Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that TrendStar is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified TrendStar as its choice for co-managing the Small Cap Fund.

General Information about the Sub-Adviser

See Sub-Proposal 3(f) above for information about FCI and its principal executive officers and directors.

TrendStar currently serves as sole investment adviser for the assets of one other registered investment company that has an investment objective and strategies similar to that of the Small Cap Fund. Information regarding that fund is below:

	Assets
Name:	(as of June 30, 2007):	Advisory Fee

TrendStar Small Cap Fund	$188,445,000	0.70% on assets up to $100 million
		0.60% on assets over $100 million

None of the officers or Directors of the Small Cap Fund is an officer, director or shareholder of TrendStar, nor do any of the officers or Directors of the Small Cap Fund have any direct or indirect material interest in TrendStar.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Small Cap Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the Small Cap Fund with TrendStar will not affect the overall investment advisory fee payable by the Small Cap Fund to the Adviser. The annual rate of sub-advisory fees payable to TrendStar by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund’s segment that is managed by TrendStar. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend TrendStar as sub-adviser to the Small Cap Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving Funds to a multiple sub-adviser approach. The Adviser explained that TrendStar’s management of an investment company and separate accounts using TrendStar’s small cap strategy, which is a similar strategy to that of the Small Cap Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk adjusted returns over the past three year period. Moreover, the Adviser explained that TrendStar’s management of its small cap strategy suggested that there was compatibility with the investment philosophies and methodologies of BB&A and London Company, the Sub-Advisers proposed to manage the remaining segments of the Small Cap Fund.

The Adviser explained that, as provided in the Interim Agreement and Proposed Sub-Advisory Agreement, the Adviser, in its capacity as investment manager for the Small Cap Fund, will assign a portion of the Small Cap Fund’s assets to TrendStar to be managed. The percentage of the Small Cap Fund’s total assets that will be allocated to TrendStar may be modified, from time to time, in the Adviser’s sole discretion.

As previously discussed, the Adviser recommended that TrendStar begin providing sub-advisory services to the Small Cap Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of TrendStar’s advisory services in the wake of KCM’s departure. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit TrendStar to manage its segment of the

Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and TrendStar and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Small Cap Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with TrendStar for its services to the Small Cap Fund, the Board received and reviewed a variety of information from the Adviser and TrendStar, including information relating to: (1) the nature, extent and quality of services to be provided to the Small Cap Fund by TrendStar; (2) fees and performance of accounts managed by TrendStar with similar investment mandates to the Small Cap Fund; and (3) the level of the sub-advisory fees that would be paid to TrendStar for its services to the Small Cap Fund.

The Board first considered the nature, extent and quality of the services to be provided by TrendStar. The Board considered the quality of the portfolio management services to be provided to the Small Cap Fund, based on the information given to the Board; the experience of TrendStar’s portfolio management team; the quality of TrendStar’s reputation; and the operations and financial strength of TrendStar. The Board further considered TrendStar’s expertise with and performance record of its other clients with similar investment mandates as the Small Cap Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Small Cap Fund. Based on the totality of the information considered, the Board concluded that TrendStar had the ability to provide sub-advisory services to the Small Cap Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to TrendStar’s services to the Small Cap Fund. The Board considered that under the Interim Agreement, TrendStar’s fee would not exceed 0.33% of the average daily net assets of the segment of the Small Cap Fund managed by TrendStar. The Board then considered that the compensation payable to TrendStar under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets among the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other similar accounts managed by TrendStar and concluded that the fees charged by TrendStar to the Adviser were less than the fees charged by TrendStar to other equity accounts requiring like services and management. With respect to the possibility of realizing economies of scale with respect to the Small Cap Fund, the Board noted that the fee schedule to be paid by the Adviser to

TrendStar for its services was less than the lowest fee schedule that TrendStar offered to other equity accounts that it manages requiring like services and management and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to TrendStar as a result of its relationship with the Small Cap Fund; such as the research services available to TrendStar through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by TrendStar, the Board concluded that the level of fees to be paid to TrendStar is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 3(H) — THE APPROVAL OF A NEW
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER
AND TRENDSTAR FOR THE SMALL CAP FUND

SUB-PROPOSAL 3(I):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND THE LONDON COMPANY OF VIRGINIA FOR THE AFBA 5STAR SMALL CAP FUND (APPLICABLE FUND — AFBA 5STAR SMALL CAP FUND ONLY)

The investment affairs of the Small Cap Fund are managed by the Adviser. The Adviser has currently divided the Small Cap Fund’s portfolio among three sub-advisers. Bjurman, Barry & Associates (“BB&A”) and TrendStar Advisors, LLC (“TrendStar”) are each managing approximately 40% of the Fund’s assets and The London Company of Virginia (the “London Company”) is managing approximately 20% of the Fund’s assets. From the Small Cap Fund’s inception until July 15, 2007, the Small Cap Fund was managed solely by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the Small Cap Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the Small Cap Fund’s performance would be enhanced by the introduction of three separate sub-advisers for the Small Cap Fund’s portfolio, the Adviser chose the London Company as one of the new sub-advisers for the Fund. The Adviser also chose BB&A and Trendstar to manage the remaining assets of the Small Cap Fund (see Proposals 3(g) and 3(h) above for more information on BB&A’s and TrendStar’s proposed management of the remaining segments of the Small Cap Fund).

General Information about the Sub-Adviser

Please see Sub-Proposal 3(B) above for information about the London Company adviser and its principal executive officers and directors.

The London Company currently does not manage assets of other registered investment companies that have an investment objective and strategy similar to that of the Small Cap Fund.

None of the officers or Directors of the Small Cap Fund is an officer, director or shareholder of the London Company, nor do any of the officers or Directors of the Small Cap Fund have any direct or indirect material interest in the London Company.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Small Cap Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The Small Cap Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the Small Cap Fund with the London Company will not affect the overall investment advisory fee payable by the Small Cap Fund to the Adviser. The annual rate of sub-advisory fees payable to the London Company by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund’s segment that is managed by the London Company. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend the London Company as sub-adviser to the Small Cap Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. As discussed above, the Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that the London Company’s management of separate and institutional accounts using the London Company’s small cap strategy, which is a similar strategy to that of the Small Cap Fund, had demonstrated a disciplined and proven investment process that had generated strong, risk-adjusted returns over the past one, three and five year periods. Moreover, the Adviser explained that the London Company’s management of its small cap strategy suggested that there was compatibility with the investment philosophies and methodologies of TrendStar and BB&A, the Sub-Advisers proposed to manage the remaining segments of the Small Cap Fund.

The Adviser explained that, as provided in the Interim Agreement and Proposed Sub-Advisory Agreement, the Adviser, in its capacity as investment manager for the Small Cap Fund, will assign a portion of the Small Cap Fund’s assets to the London Company to be managed. The percentage of the Small Cap Fund’s total assets that will be allocated to the London Company may be modified, from time to time, in the Adviser’s sole discretion.

The Adviser recommended that the London Company begin providing sub-advisory services to the Small Cap Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of the London Company’s advisory services in the wake of KCM’s departure. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit London Company to manage its segment of the Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and the London Company and the submission of the Proposed Sub-Advisory Agreement to shareholders of the Small Cap Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with the London Company for its services to the Small Cap Fund, the Board received and reviewed a variety of information from the Adviser and the London Company, including information relating to: (1) the nature, extent and quality of services to be provided to the Small Cap Fund by London Company; (2) fees and performance of accounts managed by the London Company with similar investment mandates to the Small Cap Fund; and (3) the level of the sub-advisory fees that would be paid to the London Company for its services to the Small Cap Fund.

The Board first considered the nature, extent and quality of the services to be provided by the London Company. The Board considered the quality of the portfolio management services to be provided to the Small Cap Fund, based on the information given to the Board; the experience of the London Company’s portfolio management team; the quality of the London Company’s reputation; and the operations and financial strength of the London Company. The Board further considered the London Company’s expertise with and performance record of its other clients with similar investment mandates as the Small Cap Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the Small Cap Fund. Based on the totality of the information considered, the Board concluded that the London Company had the ability to provide sub-advisory services to the Small Cap Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to the London Company’s services to the Small Cap Fund. The Board considered that under the Interim Agreement, the London Company’s fee would not exceed 0.33% of the average daily net assets of the segment of the Small Cap Fund managed by the London Company. The Board then considered that the compensation payable to the London Company under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with allocating the Fund’s assets among the Sub-Advisers and monitoring and supervising multiple Sub-Advisers, instead of just one. The Board then considered the sub-advisory fees as compared other similar accounts managed by London Company and concluded that the fees that the London Company would received for its services to the Small Cap Fund were below the fees charged by the London Company for like accounts. With respect to the possibility of realizing economies of scale with respect to the Small Cap Fund, the Board noted that the fee schedule to be paid by the Adviser to the London Company for its services was less than the lowest fee schedule that the London Company offered to its other clients and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to the London Company as a result of its relationship with the Small Cap Fund; such as the research services available to the London Company through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure, as well as the fact that the sub-advisory fee rate charged by the London Company reflects the lowest available fee schedule from the London Company for like accounts.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by the London Company, the Board concluded that the level of fees to be paid to the London Company is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the Small Cap Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 3(I) — THE APPROVAL OF A NEW
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER
AND LONDON COMPANY FOR THE SMALL CAP FUND

SUB-PROPOSAL 3(J):	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER AND MARVIN & PALMER ASSOCIATES, INC. FOR THE AFBA 5STAR USA GLOBAL FUND (APPLICABLE FUND — AFBA 5STAR USA GLOBAL FUND ONLY)

The investment affairs of the USA Global Fund are managed by the Adviser. From the USA Global Fund’s inception until July 15, 2007, the USA Global Fund was managed by KCM using its proprietary investment strategies, subject to the supervision of the Adviser and the oversight of the Board. KCM ceased acting as sub-adviser of the USA Global Fund effective on July 15, 2007. In connection with the change in sub-advisers and the Adviser’s belief that the USA Global Fund’s performance would be enhanced by the introduction of a new sub-adviser for the USA Global Fund’s portfolio, the Adviser chose Marvin & Palmer Associates, Inc. (“M&P”) to replace KCM with respect to the USA Global Fund’s portfolio.

The choice of M&P to replace KCM with respect to the USA Global Fund’s portfolio followed an extensive search and rigorous quantitative and qualitative screening process by the Adviser. Each potential sub-adviser was reviewed to, among other things, assess that sub-adviser’s investment style, philosophy and process, the sub-adviser’s long-term and short-term risk-adjusted performance in the specific style of the Fund, the qualifications and suitability of the people making investment decisions, and the organizational structure of the sub-adviser, including the resources dedicated to the management of portfolios with an investment objective and strategies similar to the USA Global Fund. In addition, the Adviser considered the marketability, compensation philosophy and client management and communication skills of each potential sub-adviser in making its determination. In making its final decision, the Adviser conducted due diligence to seek to ensure that M&P is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program. As a result of this selection process, the Adviser identified M&P as its choice for managing the USA Global Fund.

General Information about the Sub-Adviser

Please see Sub-Proposal 3(d) above for information about M&P and its principal executive officers and directors.

M&P currently does not manage the assets of other registered investment companies that have an investment objective and strategy similar to that of the USA Global Fund.

None of the officers or Directors of the USA Global Fund is an officer, director or shareholder of M&P, nor do any of the officers or Directors of the USA Global Fund have any direct or indirect material interest in M&P.

Proposed Fees of the Sub-Adviser

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the USA Global Fund of 0.80% based on its average daily net assets. The terms of the Management Agreement are not affected by this Proposal. The USA Global Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Proposed Sub-Advisory Agreement for the USA Global Fund with M&P will not affect the overall investment advisory fee payable by the USA Global Fund to the Adviser. The annual rate of sub-advisory fees payable to M&P by the Adviser under the Proposed Sub-Advisory Agreement will be 0.33% based on the average daily net assets of the Fund’s segment that is managed by M&P. This fee rate is the same fee rate that was received by KCM under the KCM Agreement.

Board Considerations in determining to recommend M&P as sub-adviser to the USA Global Fund

At the June Meeting, the Adviser presented its recommendation to the Board and discussed the research process and analysis supporting its recommendation. The Adviser described its rationale for moving the Funds to a multiple sub-adviser approach. The Adviser explained that M&P’s management of separate accounts, institutional accounts and commingled accounts using M&P’s growth strategy had demonstrated a disciplined and proven investment process that had generated strong returns over the past three, five and ten year periods. The Adviser explained that M&P’s growth strategy is similar to the USA Global Fund’s investment strategies, although the investment strategies of the USA Global Fund impose additional material restrictions based upon the jurisdiction in which the portfolio companies generate their revenue.

The Adviser recommended that M&P begin providing sub-advisory services to the USA Global Fund prior to obtaining shareholder approval of the Proposed Sub-Advisory Agreement in order to seek the benefits of M&P’s advisory services in the wake of KCM’s departure. Following the Adviser’s presentation at the June Meeting, as permitted by applicable law, the Board, including a majority of the Independent Directors, approved the Interim Agreement to permit M&P to manage the USA Global Fund’s assets. In addition, the Adviser recommended, and the Board of Directors, including a majority of the Independent Directors, approved, the Proposed Sub-Advisory Agreement between the Adviser and M&P and the submission of the Proposed Sub-Advisory Agreement to shareholders of the USA Global Fund for approval.

In determining to approve the Interim Agreement and the Proposed Sub-Advisory Agreement with M&P for its services to the USA Global Fund, the Board received and reviewed a variety of information from the Adviser and M&P, including information relating to: (1) the nature, extent and quality of services to be provided to the USA Global Fund by M&P; (2) fees of the other mutual fund managed by M&P; and (3) the level of the sub-advisory fees that would be paid to M&P for its services to the USA Global Fund.

The Board first considered the nature, extent and quality of the services to be provided by M&P. The Board considered the quality of the portfolio management services to be provided to the USA Global Fund, based on the information given to the Board; the experience of M&P’s portfolio management team; the quality of M&P’s reputation; and the operations and financial strength of M&P. The Board further considered M&P’s expertise with and performance record of its other clients with similar investment mandates as the USA Global Fund. The Directors took into consideration and were satisfied with the qualifications, expertise and performance of the management team that would be responsible for the management of the USA Global Fund. Based on the totality of the information considered, the Board concluded that M&P had the ability to provide sub-advisory services to the USA Global Fund.

The Board then considered the fees payable under the Interim and Proposed Sub-Advisory Agreement by the Adviser with respect to M&P’s services to the USA Global Fund. The Board considered that under the Interim Agreement,

M&P’s fee would not exceed 0.33% of the average daily net assets of the USA Global Fund. The Board then considered that the compensation payable to M&P under the Proposed Sub-Advisory Agreement is identical to the compensation previously provided to KCM under the KCM Agreement. The Board then considered the additional services the Adviser would be providing to the Fund in connection with monitoring and supervising multiple sub-advisers throughout the Fund complex instead of just one. The Board then considered the sub-advisory fees as compared the other investment company managed by M&P and concluded that the fees that M&P would received for its services to the USA Global Fund were below the fees charged by M&P for such investment company managed. With respect to the possibility of realizing economies of scale with respect to the USA Global Fund, the Board noted that the fee schedule to be paid by the Adviser to M&P for its services was less than the fee schedule that M&P offered to the other investment company that it manages and that the fee is already discounted to less than the lowest breakpoint available.

The Board then considered the “fall out” or ancillary benefits that may accrue to M&P as a result of its relationship with the USA Global Fund; such as the research services available to M&P through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Directors took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fee and fee structure.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by M&P, the Board concluded that the level of fees to be paid to M&P is reasonable.

The Independent Directors met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Director gave varying weights to each factor according to his own judgment. The Directors determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Proposed Sub-Advisory Agreement would be in the best interests of the USA Global Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 3(J) — THE APPROVAL OF A NEW
SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER
AND M&P FOR THE USA GLOBAL FUND

PROPOSAL 4:

TO APPROVE A MANAGER OF MANAGERS STRUCTURE FOR EACH FUND

(Applicable Funds — All Funds)

INTRODUCTION

The Manager of Managers Structure (as defined below) is intended to enable the Funds to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Funds without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements. Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before such sub-advisory agreement may become effective. Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, generally includes the transfer of an advisory agreement itself or the change in control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities.

To comply with Section 15 of the 1940 Act, a Fund must obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser, materially change the terms of a sub-advisory agreement or continue the employment of an existing sub-adviser when that sub-adviser’s sub-advisory agreement terminates because of an “assignment.”

Pursuant to the current Management Agreement between the Funds and the Adviser, the Adviser, subject to the supervision of the Board and approval of shareholders, serves as each Fund’s investment manager. As such, the Adviser is responsible for, among other things, managing the assets of each Fund and making decisions with respect to purchases and sales of securities on behalf of the Funds. The Adviser is permitted under the Management Agreement, at its own expense, to select and contract with one or more sub-advisers to perform some or all of the services for a Fund for which the Adviser is responsible under such Agreement. If the Adviser delegates investment advisory duties to a sub-adviser, the Adviser remains responsible for all advisory services furnished by the sub-adviser. Before the Adviser may engage a sub-adviser for a Fund, shareholders of the Fund must approve the agreement with such sub-adviser.

The proposed “manager of managers” structure, however, would permit the Adviser, as the Funds’ investment manager, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of a Fund without shareholder approval (the “Manager of Managers Structure”). The employment of the Manager of Managers Structure on behalf of a Fund, however, is contingent upon either (i) the Company’s and the Adviser’s receipt of exemptive relief from the U.S. Securities and Exchange Commission (the “SEC”), or (ii) the adoption of a rule by the SEC authorizing the employment of a Manager of Managers Structure. In either case, a Fund must obtain shareholder approval before it may implement the Manager of Managers Structure. Because a meeting of shareholders is needed to approve the Funds’ Sub-Advisory Agreements, to elect a Board of Directors and to vote on other matters, the Board determined to seek shareholder approval of the Manager of Managers Structure at the Meeting to avoid additional meeting and proxy solicitation costs in the future. There can be no assurance that exemptive relief will be granted by the SEC or that a rule authorizing the employment of a Manager of Managers structure will be adopted by the SEC.

Adoption and use by a Fund of the Manager of Mangers Structure would only enable the Adviser to hire and replace a sub-adviser (or materially amend a sub-advisory agreement) without shareholder approval. The Manager of Managers Structure would not: (i) permit investment management fees paid by a Fund to be increased without shareholder approval; or (ii) change the Adviser’s responsibilities to a Fund, including the Adviser’s responsibility for all advisory services furnished by a sub-adviser. Additionally, the Manager of Managers Structure would not affect the right of a majority of the Company’s Board, or a majority of a Fund’s outstanding shares, to terminate a Sub-Advisory Agreement at any time without the payment of any penalty.

At the meeting of the Board of Directors held on June 27, 2007 (the “June Meeting”), the Board, including a majority of the Independent Directors, approved the use of the Manager of Managers Structure, subject to shareholder approval and action by the SEC as described above. As noted above, the Manager of Managers Structure is intended to enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements. While the Adviser and the Board do not immediately expect to use the Manager of Managers Structure after receipt of necessary SEC approval (by order or rule) by replacing one or more sub-advisers to manage a Fund’s portfolio, the Adviser and the Board do intend to make use of such structure in the future in the event they believe that doing so would likely enhance Fund performance by introducing a different investment style or focus. The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with the Meeting, which was otherwise required to be held, to avoid additional meeting and proxy solicitation costs in the future.

The Adviser and the Board believe that the employment of the Manager of Managers Structure will: (1) enable the Board to act more quickly and with less expense to a Fund in order to appoint an initial or a new sub-adviser when the Adviser and the Board believe that such appointment would be in the best interests of that Fund’s shareholders; and (2) help the Funds to enhance performance by permitting the Adviser to allocate and reallocate a Fund’s assets among itself and one or more sub-advisers when the Adviser and the Board believe that it would be in the best interests of that Fund’s shareholders (for example, to engage a sub-adviser with a different investment style if deemed appropriate by the Adviser and the Board).

Based on the above, the Board of Directors is hereby soliciting shareholder approval of the employment of the Manager of Managers Structure with respect to each Fund.

FUTURE RIGHTS OF SHAREHOLDERS TO VOTE ON SUB-ADVISORY AGREEMENTS

If this Proposal is approved, the Adviser in the future would be permitted to appoint and replace sub-advisers (including the Sub-Adviser that may be approved at this Meeting) for a Fund and to enter into, and approve amendments to sub-advisory agreements without first obtaining shareholder approval. The employment of the Manager of Managers Structure is contingent upon the receipt by the Company and the Adviser of exemptive relief from the SEC and/or the adoption of a rule by the SEC authorizing the employment of the Manager of Managers Structure. In all cases, however, (i) the Board, including a majority of the Independent Directors, must approve new or amended sub-advisory agreements; (ii) shareholder approval would not be necessary; (iii) the Adviser’s responsibilities to a Fund would remain unchanged; and (iv) there would be no increase in investment management fees paid by a Fund without further shareholder approval. Until receipt of exemptive relief from the SEC and/or the adoption of an SEC rule authorizing the employment of a Manager of Managers Structure, the Adviser will only enter into new or amended sub-advisory agreements with shareholder approval, to the extent required by law.

Sub-advisory agreements with sub-advisers that are affiliated with the Adviser (“Affiliated Sub-advisers”), if any, generally would remain subject to the shareholder approval requirement. The Company and the Adviser may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation, which would permit the Adviser to enter into new or materially modify sub-advisory agreements with Affiliated Sub-advisers without shareholder approval. Therefore, under this Proposal, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Sub-advisers, subject to necessary regulatory relief.

If this Proposal is not approved by a Fund’s shareholders, then the Adviser would only enter into new or materially amended sub-advisory agreements with shareholder approval, causing delay and expense in making a change deemed beneficial to that Fund and its shareholders by the Board of Directors.

CONDITIONS OF THE ORDER AND/OR THE RULE

If still necessary under current SEC rules, the Company and the Adviser anticipate seeking the necessary approval from the SEC immediately after receiving shareholder approval of this Proposal. Such approval would be in the form of an exemptive order permitting the Adviser to employ a Manager of Managers Structure with respect to the Funds (the “Order”). On October 23, 2003, the SEC proposed Rule 15a-5 under the 1940 Act that, if adopted as proposed, would permit the Company and the Adviser to employ a Manager of Managers Structure with respect to the Funds without obtaining the Order (the “Rule”), provided that shareholders of a Fund approve the Manager of Managers Structure prior to implementation. To date, the proposed Rule has not been adopted. You are also being asked to approve this Proposal and permit the implementation of the Manager of Managers Structure for your Fund contingent upon the receipt by the Company and the Adviser of the Order or the adoption of the proposed Rule, whichever is earlier. There is no assurance that exemptive relief will be granted or that the proposed Rule will be adopted.

The Order would grant a Fund relief from Section 15(a) of the 1940 Act and certain rules under the 1940 Act so that the Company and the Adviser may employ the Manager of Managers Structure with respect to a Fund, subject to certain conditions, including the approval of this Proposal by the Fund’s shareholders. Neither a Fund nor the Adviser would rely on the Order unless all such conditions have been met. Upon finalization of the proposed Rule, it is expected that the Order will expire and that a Fund using the Manager of Managers Structure will comply with the then final Rule’s requirements. The ultimate conditions that would be included in the final Rule are expected to be similar to those included in the Order, but the conditions could differ to some extent from the conditions imposed under the final Rule. The conditions for relief that will be in the application for the Order are expected to be substantially similar to those customarily included in similar applications filed by other investment company complexes and approved by the SEC. Such conditions are as follows:

(1) the Adviser will provide, pursuant to the Management Agreement, general management services to a Fund, including overall supervisory responsibility of the general management and investment of the Fund’s assets and, subject to review and approval of the appropriate Board, will (i) set the Fund’s overall investment strategies, (ii) evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets, (iii) allocate and, when appropriate, reallocate the Fund’s assets among one or more sub-advisers, (iv) monitor and evaluate sub-adviser performance, and (v) implement procedures reasonably designed to ensure that sub-advisers comply with the Fund’s investment objective, policies and restrictions;

(2) Before a Fund may rely on the Order, the operation of the Fund pursuant to a Manager of Managers Structure will be approved by a majority of the Fund’s outstanding voting shares as defined in the 1940 Act;

(3) The Prospectus for the Fund will disclose the existence, substance and effect of the Order. In addition, the Fund will hold itself out to the public as employing the Manager of Managers Structure. The Prospectus will prominently disclose that the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement;

(4) Within 90 days of the hiring of any new sub-adviser, the Fund will furnish its shareholders with an information statement containing all information about the new sub-adviser, including, as applicable, aggregate fees paid to the Adviser and Affiliated Sub-advisers and aggregate fees paid to non-affiliated sub-advisers. The information statement provided by the Fund will include all information required by Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (except as modified by the Order to permit the aggregate fee disclosure previously described);

(5) No Director or officer of the Company nor director or officer of the Adviser will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser except for (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control, with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser;

(6) At all times, a majority of the Board will be Independent Directors, and the nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Directors;

(7) Whenever a sub-adviser change is proposed for the Fund with an Affiliated Sub-adviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-adviser derives an inappropriate advantage;

(8) As applicable, the Fund will disclose in its registration statement the aggregate fee disclosure referenced in condition four above;

(9) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Company’s Independent Directors. The selection of such counsel will be placed within the discretion of the Independent Directors;

(10) The Adviser will provide the Board, no less frequently than quarterly, with information about the Adviser’s profitability on a per-Fund basis. This information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter;

(11) Whenever a sub-adviser is hired or terminated, the Adviser will provide the Board with information showing the expected impact on the Adviser’s profitability;

(12) The Adviser and a Fund will not enter into a sub-advisory agreement with any Affiliated Sub-adviser without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund;1and

(13) The Order will expire on the effective date of the proposed Rule, if adopted.

BENEFITS TO THE FUNDS

The Board believes that it is in the best interests of each Fund’s shareholders to allow the Adviser the maximum flexibility to appoint, supervise and replace sub-advisers and to amend sub-advisory agreements without incurring the expense and potential delay of seeking specific shareholder approval. The process of seeking shareholder approval is administratively expensive to a Fund and may cause delays in executing changes that the Board and the Adviser have determined are necessary or desirable. These costs are often borne entirely by the applicable Fund (and therefore indirectly by such Fund’s shareholders). If shareholders

1 As discussed above, however, you are being asked to approve the Manager of Managers Structure with respect to Affiliated Sub-advisers as well as sub-advisers who are not affiliated with the Adviser, subject to receipt of further regulatory approval either through an SEC rule or exemptive relief. Therefore, if the Company were to obtain such further regulatory approval and shareholders approved this Proposal, the Board could appoint and replace Affiliated, as well as unaffiliated, Sub-advisers without shareholder approval.

approve the policy authorizing a Manager of Managers Structure for a Fund, the Board would be able to act more quickly and with less expense to the Fund to appoint a sub-adviser, when the Board and the Adviser believe that the appointment would be in the best interests of the Fund and its shareholders.

Although shareholder approval of new sub-advisory agreements and amendments to existing sub-advisory agreements is not required under the proposed Manager of Managers Structure, the Board, including a majority of the Independent Directors, would continue to oversee the sub-adviser selection process to help ensure that shareholders’ interests are protected whenever the Adviser would seek to select a sub-adviser or modify a sub-advisory agreement. Specifically, the Board, including a majority of the Independent Directors, would still be required to evaluate and approve all sub-advisory agreements as well as any modification to an existing sub-advisory agreement. In reviewing new sub-advisory agreements or modifications to existing sub-advisory agreements, the Board will analyze all factors that it considers to be relevant to its determination, including the sub-advisory fees, the nature, quality and scope of services to be provided by the sub-adviser, the investment performance of the assets managed by the sub-adviser in the particular style for which a sub-adviser is sought, as well as the sub-adviser’s compliance with federal securities laws and regulations.

BOARD CONSIDERATION

In determining that the Manager of Managers Structure was in the best interests of Fund shareholders, the Board, including a majority of the Independent Directors, considered the factors below, and such other factors and information they deemed relevant, prior to approving and recommending the approval of the Manager of Managers Structure:

(1) A Manager of Managers Structure will enable the Adviser to employ sub-advisers with varying investment styles or investment focuses to help enhance performance by expanding the securities in which a Fund may invest;

(2) A Manager of Managers Structure will enable the Adviser to promptly reallocate Fund assets among one or more sub-advisers in response to varying market conditions;

(3) A Manager of Managers Structure will enable the Board to act more quickly, with less expense to a Fund, in appointing new sub-advisers when the Board and the Adviser believe that such appointment would be in the best interests of Fund shareholders;

(4) The Adviser would be directly responsible for (i) establishing procedures to monitor a sub-adviser’s compliance with the Fund’s investment objectives and policies, (ii) analyzing the performance of the sub-

adviser and (iii) recommending allocations and reallocations of Fund assets among one or more sub-advisers; and

(5) No sub-adviser could be appointed, removed or replaced without Board approval and involvement.

Further, the Independent Directors were advised by independent legal counsel with respect to these matters.

REQUIRED VOTE

Each Fund will vote separately on Proposal 4. Accordingly, Proposal 4 will be approved with respect to a Fund only if shareholders of that Fund approve Proposal 4. Approval of Proposal 4 by each Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4 — THE APPROVAL OF A MANAGER OF MANAGERS STRUCTURE

PROPOSAL 5:

TO APPROVE MODIFICATIONS OF THE FUNDS’ FUNDAMENTAL
INVESTMENT RESTRICTIONS

(THIS PROPOSAL INVOLVES SEPARATE VOTES ON PROPOSALS 5(A) THROUGH 5(H))

(Applicable Funds — All Funds)

COMMON INFORMATION FOR PROPOSALS 5(A) – 5(H)

Introduction

Each Fund is subject to certain “fundamental” investment restrictions that govern the Fund’s investment activities. Under the 1940 Act, “fundamental” investment restrictions may be changed or eliminated only if shareholders approve such action. In addition, certain investment restrictions relating to specified activities are required to be fundamental. A fund is at liberty to make other restrictions fundamental, depending upon other regulatory requirements or marketing considerations.

Over the years, as new Funds have been created, the investment restrictions relating to the same types of activities were expressed in a variety of different ways for different Funds. Many of the differences reflect changes over time in the positions of the staff of the SEC or other regulatory requirements. Many older Funds are subject to restrictions that were adopted in response to regulatory, business or industry conditions that no longer exist. In addition, most Funds were required to adopt certain investment restrictions in response to state securities laws and regulations and at the request of individual state securities regulators, who previously had the authority to require Funds to include various state-specific investment restrictions in Fund registration materials.

Under the National Securities Markets Improvements Act of 1996 (“NSMIA”), states are now preempted from regulating the content of mutual fund prospectuses and other mutual fund disclosure documents, and from mandating that funds operate subject to state-imposed investment restrictions. The proposed standardized fundamental investment restrictions are drafted to reflect all current legal and regulatory requirements under the 1940 Act. Certain Funds’ existing investment restrictions vary only slightly (and not substantively) from what is now considered to be the standard forms of investment restrictions. Approving the amendment or elimination of certain fundamental investment restrictions for the Funds will serve to (i) update those investment restrictions that are more restrictive than what is currently required, are no longer required under the federal securities laws or are not required to be treated as fundamental; and (ii) conform and standardize each Fund’s fundamental investment restrictions. In general, the proposed restrictions would (i) simplify, modernize and standardize the Funds’ fundamental investment restrictions; and (ii) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the SEC or state securities law, or as preempted by NSMIA.

There are several advantages to revising the Funds’ fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating their language now, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the investment adviser’s or sub-advisers’ ability to manage a Fund’s assets in a changing investment environment may be enhanced because the Fund, to the extent it currently is subject to more restrictive or outdated restrictions, will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board, rather than shareholder, approval when necessary. Finally, the standardized fundamental investment restrictions are expected to enable the Funds and their service providers to more efficiently and easily monitor portfolio compliance across the Funds and will help avoid conflicts among restrictions whose language varies only slightly from one to another.

None of the proposed changes in investment restrictions are expected to have a material impact on the way the Funds’ investments are currently managed. In fact, some of the proposed restrictions are substantially similar to the Funds’ current investment restrictions. The investment restrictions that are required to be classified as fundamental investment restrictions will replace the older versions of similar fundamental investment restrictions and will be standardized for all the Funds. Each Fund’s remaining current fundamental investment restrictions, if applicable, which are not required to be fundamental by law, are being proposed to be eliminated at this Meeting. See Proposal 7 for more information on the Proposal to eliminate certain of the Funds’ fundamental investment restrictions.

The Board is recommending that shareholders approve the amendments to the Fund’s fundamental investment restrictions as set forth in Proposals 5(a) through 5(h) below, principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment would provide a Fund with greater investment flexibility to meet its investment objective. The proposed fundamental investment restrictions not only satisfy current federal regulatory requirements, but also generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. In addition, the Funds’ current fundamental investment restrictions are outlined in the By-Laws of the Company. By voting “FOR” the modernization and elimination of the Funds’ fundamental investment restrictions, shareholders would also be approving an amendment to the By-Laws of the Company to reflect such changes to the fundamental investment restrictions of the Funds.

The Board does not anticipate that the proposed amendments to certain of the Fund’s restrictions, individually or in the aggregate, will materially affect the way a Fund is managed. Should the Board determine at a later date that a material modification to an investment policy that would be permitted under the changed restrictions is appropriate for the Fund, notice of any such change would be provided to shareholders. However, the Board believes that the proposed changes are in the best interests of each Fund and its shareholders as they will modernize the fundamental investment restrictions and should enhance each Fund’s ability to achieve its investment objective.

The eight proposed new fundamental investment restrictions are described below in Proposals 5(a) – 5(h). Exhibit E contains each Fund’s current fundamental investment restrictions that are proposed to be replaced by the proposed new fundamental investment restrictions. Any Proposals that are approved by shareholders will be effective immediately, subject to appropriate amendments to the Fund’s registration statement filed with the SEC.

Shareholder Approval

Approval of Proposals 5(a) – 5(h) by each Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund’s investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund’s investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF
PROPOSALS 5(A) – 5(H)

SUB-PROPOSAL 5(A):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING BORROWING (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Borrowing Fundamental Investment Restriction:  Each Fund may not borrow money or issue senior securities, except as the Investment Company Act of 1940, as amended, any rule, exemption or order thereunder, or SEC staff interpretation thereof, may permit.

Discussion of Proposed Change

The 1940 Act imposes certain limits on mutual funds with respect to borrowing money. The purpose for such limitation is to protect shareholders and their investments by ensuring that a fund does not subject its assets to any claims of creditors who would be entitled to dividends or rights on liquidation of a fund that would have to be satisfied before those shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit a fund’s exposure to payments to creditors so that a fund might not experience difficulties in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, policies and restrictions relating to borrowing and senior securities must be fundamental.

The current investment restrictions concerning borrowing vary from Fund to Fund. The Funds’ current borrowing restrictions are listed in Exhibit E. The borrowing restrictions of the Mid Cap Value Fund, Science & Technology Fund and Small Cap Fund are substantially the same as the proposed restriction and generally permit borrowing to the extent allowed under the 1940 Act, while the Balanced, Total Return Bond, Large Cap and USA Global Funds’ borrowing restriction limits borrowing to 10% of total assets, rather than the 33 1/3% permitted by law. Further, these Funds only permit borrowing “for temporary or emergency purposes” and prohibit borrowing for leveraging purposes. The adoption of a single, standardized fundamental investment restriction that covers both borrowing and senior securities (see Proposal 5(b) below) is designed to reflect all current regulatory requirements and will provide the Funds with the flexibility to borrow to the extent permitted under the 1940 Act.

Under the 1940 Act, a mutual fund is permitted to borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund’s other assets. The effect of this provision is to allow a fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Mutual funds may desire to borrow money to meet redemptions while waiting for cash from sales of new shares without being forced to sell portfolio securities before they would have otherwise been sold. This technique allows funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

Because the proposed borrowing restriction would provide certain Funds with additional borrowing flexibility, to the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Funds may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. In addition, no Fund currently anticipates changing its current policy with respect to its borrowing activities.

The Board recommends that shareholders approve the fundamental investment restriction set forth above for each Fund. The proposed investment restriction will standardize the borrowing restriction among all Funds and is drafted to provide flexibility for Funds to respond to legal, regulatory or market developments. For most of the Funds, the proposed investment restriction provides substantially more flexibility than their current restrictions; however, adoption of the amended restriction is not expected to materially affect the way the Funds are currently managed or operated.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(A) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING BORROWING

SUB-PROPOSAL 5(B): TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING ISSUING SENIOR SECURITIES (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Senior Securities Fundamental Investment Restriction:  Each Fund may not borrow money or issue senior securities, except as the Investment Company Act of 1940, as amended, any rule, exemption or order thereunder, or SEC staff interpretation thereof, may permit.

Discussion of Proposed Change

The 1940 Act imposes certain limits on mutual funds with respect to issuing senior securities. The purpose for such limitations is to protect shareholders and their investments by ensuring that a Fund does not subject its assets to any claims of senior security holders who would be entitled to dividends or rights on liquidation of the Fund that would have to be satisfied before those shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit a Fund’s exposure to payments to senior security holders so that a Fund might not experience difficulties in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, policies and restrictions relating to senior securities must be fundamental.

A senior security is defined under the 1940 Act generally as an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund’s shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits mutual funds from issuing senior securities, in order to limit the ability of mutual funds to use leveraging. In general, a fund uses leveraging when it borrows money to make investments, or enters into securities transactions without being required to make payment until a later point in time. SEC staff interpretations, however, allow mutual funds to engage in a number of types of transactions which might be considered to raise “senior securities” or leveraging concerns, as long as certain conditions are met which are designed to protect fund shareholders. The conditions to protect fund shareholders under the SEC staff interpretations require the fund to mark on its books cash or liquid securities to cover its future obligations, in order to avoid the creation of a senior security. For example, a fund could engage in short sales, certain options and futures transactions, reverse repurchase agreements and enter into securities transactions that obligate the fund to pay money at a future date (when-issued, forward commitment or delayed delivery transactions).

The Funds’ current fundamental investment restrictions generally permit the issuance of senior securities to the extent permitted under the 1940 Act. The Funds’ current restrictions regarding the issuance of senior securities are listed in Exhibit E. In addition, some Funds also have separate restrictions pertaining to short sales and margin purchases (as discussed in further detail in Proposal 7), which are considered senior securities under SEC interpretations. The proposed fundamental investment restriction will clarify the Funds’ ability to take full advantage of the issuance of senior securities to the extent permitted under the 1940 Act and any rule, exemption or order thereunder, or SEC staff interpretation thereof.

The Board recommends that shareholders approve the fundamental investment restriction set forth above for each Fund. The proposed investment restriction will standardize the borrowing and senior securities restrictions among all Funds and is drafted to provide flexibility for Funds to respond to legal, regulatory or market developments. For a number of Funds, the proposed investment restriction provides substantially more flexibility than their current restrictions; however, adoption of the amended restriction is not expected to materially affect the way the Funds are currently managed or operated. In addition, some of the Funds have an investment restriction that the Funds will not purchase securities on margin or sell securities short. If Proposal 7 is approved, this restriction would be eliminated. See Proposal 7 for more information relating to the elimination of the fundamental investment restriction to not purchase securities on margin or sell securities short.

As discussed above, the Funds have no present intention of changing their current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities nor engaging in short sales or purchasing securities on margin. Therefore, the Board does not anticipate that any additional material risk to the Funds will occur as a result of amending the current restriction.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(B) — THE APPROVAL OF THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING ISSUING SENIOR SECURITIES

SUB-PROPOSAL 5(C):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING UNDERWRITING (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Underwriting Fundamental Investment Restriction:  Each Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities or selling its own shares under circumstances where it may be deemed to be an underwriter.

Discussion of Proposed Change

Under the 1940 Act, a fund’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all mutual funds operate in a manner that allows them to avoid acting as underwriters.

From time to time, however, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC Staff interpretations have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Funds, do not make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Fund may be deemed to be an underwriter of its own securities.

The Funds’ current fundamental investment restrictions are substantially the same as the proposed fundamental investment restriction regarding underwriting. The Funds’ current fundamental investment restrictions relating to underwriting can be found in Exhibit E. The proposed fundamental investment restriction, however, will clarify the Funds’ ability to operate under the SEC staff interpretations as described above.

The Board recommends that shareholders approve the fundamental investment restriction regarding underwriting set forth above for all Funds. The proposed fundamental investment restriction merely clarifies the types of transactions in which the Fund may permissibly engage and will help to achieve the goal of standardization of restrictions among all Funds. Adoption of the proposed restriction is not expected to materially affect the way the Funds are managed or operated, because each Fund will continue to be subject to an underwriting restriction.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(C) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING UNDERWRITING

SUB-PROPOSAL 5(D):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING REAL ESTATE (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Real Estate Fundamental Investment Restriction:  Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, investing in securities that are secured by real estate or interests therein, or making purchasing or selling real estate mortgage loans.

Discussion of Proposed Change

Although the 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly, a fund’s restriction regarding investment in real estate must be fundamental. Each Fund’s current fundamental investment restriction regarding real estate is substantially similar to the proposed fundamental investment restriction. Some of the Funds’ current fundamental investment restrictions relating to real estate, however, are combined with those Funds’ fundamental investment restrictions relating to investment in commodities. The current fundamental investment restrictions relating to real estate can be found in Exhibit E. The adoption of this Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities.

The Board recommends that shareholders approve the standardized fundamental investment restriction relating to real estate for each Fund. The proposed restriction is designed to standardize the language describing the types of real estate-related investments in which a Fund may invest. The proposed fundamental restriction will permit Funds to purchase securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The restriction will also enable Funds to invest in companies within the real estate industry, provided such investments are consistent with the Fund’s investment objective or policies. The proposed fundamental restriction is substantially similar to the Funds’ current investment restrictions and, therefore, adoption of the proposed restriction is not expected to affect the way the Funds are managed or operated.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(D) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING REAL ESTATE

SUB-PROPOSAL 5(E):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING COMMODITIES (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Commodities Fundamental Investment Restriction:  Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities that are secured by physical commodities.

Discussion of Proposed Change

Under the 1940 Act, a Fund’s investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, are also considered to be commodities. Mutual funds often desire to invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, to enhance returns or for other investment reasons.

The Funds’ current fundamental investment restriction regarding investment in commodities is substantially similar to the proposed fundamental investment restriction. The proposed fundamental investment restriction relating to commodities, however, clarifies the ability of a Fund to engage in currency and financial futures contracts and related options and to invest in securities or other instruments that are secured by physical commodities. Many of these restrictions were drafted at a time when financial futures contracts were not a common investment technique for mutual funds. In addition, some of the Funds’ fundamental investment restrictions regarding commodities are combined with the Funds’ fundamental investment restrictions regarding investments in real estate. The adoption of this Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities. The Funds’ current fundamental investment restrictions regarding investments in commodities can be found in Exhibit E.

The Board recommends that shareholders approve the standardized fundamental investment restriction concerning commodities set forth above for each Fund and separate the commodities investment restriction from the restriction on real estate (see above). The use of futures contracts can involve substantial risks and, therefore, a Fund would only invest in such futures contracts where the adviser or sub-adviser believes such investments are advisable and then only to the extent permitted by any limitations that may be established from time to time by the Board. There is not currently an expectation that any Fund’s current use of futures contracts, forward currency contracts or related options will change. Thus, it is not currently anticipated that the proposed amendments to the investment restrictions relating to commodities would involve additional material risk to a Fund at this time. If, however, the Adviser or sub-adviser believes that investing in futures contracts, forward foreign currency contracts or related options are advisable, shareholders would receive notice regarding information about the futures in which the Fund would be expected to invest as well as information on the related risks. The Funds have no present intention of changing their current investment strategies regarding commodities. Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(E) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING COMMODITIES

SUB-PROPOSAL 5(F):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING LENDING (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Lending Fundamental Investment Restriction:  Each Fund may not make loans, except to the extent permitted by the Investment Company Act of 1940, as amended, any rule, exemption or order thereunder, or SEC staff interpretation thereof, provided that this restriction does not prevent the Fund from purchasing debt obligations, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, entering into repurchase agreements, and loaning its portfolio securities.

Discussion of Proposed Change

Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loans” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are entering into repurchase agreements, the purchase of certain debt instruments, and lending of portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a fund in connection with such a transaction is then invested to provide the fund with additional income. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition.

Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities (See Proposal 5(b) above).

The Funds’ current investment restrictions regarding lending generally prohibit the Funds from making loans, except that all of the Funds may enter into repurchase agreements and the AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund), AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund clarifies that they may purchase publicly distributed debt securities, while the AFBA 5Star Mid Cap

Value Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund clarifies that these Funds may purchase all debt securities and lend their portfolio securities. Certain Funds’ current investment restrictions do not permit the Funds to invest in certain types of debt securities sold in private placement transactions, purchase loan participations or engage in direct corporate loans, even if such investments would otherwise be consistent with the Funds’ investment goals and policies. The Funds’ current lending fundamental investment restrictions can be found in Exhibit E.

The proposed standardized fundamental investment restriction on lending provides that the Funds may not make loans to other persons except (1) through the lending of portfolio securities; (2) through the purchase of debt securities, other debt and debt related instruments, loan participations and/or engaging in direct corporate loans in accordance with their respective investment goals and policies; and (3) to the extent the entry into a repurchase agreement is deemed to be a loan. The proposed investment restriction provides some of the Funds with greater flexibility by permitting them to invest in non-publicly distributed debt securities, loan participations and direct corporate loans and engage in securities lending activities.

The Board recommends that shareholders approve the standardized fundamental investment restriction concerning lending set forth above for each Fund. The proposed lending restriction is not expected to materially affect the operations of any Fund; however, the authority provided in the restriction expands the limitation currently in place for some Funds. Because the proposed lending restriction would provide some Funds with greater flexibility to invest in non-publicly distributed debt securities, loan participations and other direct corporate loans and participate in securities lending activities, such Funds may be exposed to additional risks to the extent they invest in such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, these risks will be somewhat offset by Funds’ non-fundamental illiquid securities restriction, which is that each Fund may not invest more than 15% of its net assets in securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Therefore, the risks posed by these investments would be relatively modest. Shareholders would receive information about the changes to a Fund’s lending practices and the risks associated with that practice if any Fund intended to take advantage of the increased lending flexibility.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(F) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING LENDING

SUB-PROPOSAL 5(G):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INDUSTRY CONCENTRATION (APPLICABLE FUNDS — ALL FUNDS)

Proposed Restriction

Proposed Concentration Fundamental Investment Restriction:  Each Fund may not make investments that result in the concentration (as that term is defined by the Investment Company Act of 1940, as amended, any rule, exemption or order thereunder or SEC staff interpretation thereof) of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, or securities of other investment companies).

Discussion of Proposed Change

Under the 1940 Act, a fund’s policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a mutual fund “concentrates” its investments if it invests more than 25% of its total assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so, and the SEC Staff takes the position that a fund may not reserve the right to concentrate its investments in the future.

The proposed standardized concentration restriction for the Funds is substantially the same as the Funds’ current restrictions, except that (i) it modifies and standardizes the asset measure (from “assets” to “net assets” in some instances) by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, the proposed restriction now makes explicit that such investments are exempted from the Funds’ concentration policy. Even with this modified restriction, however, the Funds would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act and their Prospectus. In brief, absent such rules or orders from the SEC, the 1940 Act would prohibit a Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall. The Fund’s current fundamental investment restrictions related to concentration of investments can be found in Exhibit E. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Funds with investment flexibility that ultimately is expected to help the Funds respond to future legal, regulatory, market or technical changes.

The Board recommends that shareholders approve the standardized fundamental investment restriction set forth above for the Funds. The proposed investment restriction will standardize the concentration restriction for the Funds and is drafted to provide flexibility for the Funds to respond to changes in the SEC staff’s position on concentration of investments or to other relevant legal, regulatory or market developments without the delay or expense of a shareholder vote. Adoption of the proposed fundamental restriction is not expected to materially affect the way the Funds are managed or operated because this change does not reflect a change from non-concentration to concentration or from concentration to non-concentration for any Fund.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(G) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING INDUSTRY CONCENTRATION

SUB-PROPOSAL 5(H):	TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INDUSTRY DIVERSIFICATION OF INVESTMENTS (APPLICABLE FUNDS — BALANCED FUND, TOTAL RETURN BOND FUND (FORMERLY, HIGH YIELD FUND), LARGE CAP FUND AND USA GLOBAL FUND)

Proposed Restriction

Proposed Diversification of Investments Fundamental Investment Restriction:  Each Fund may not change its classification from diversified as defined under the Investment Company Act of 1940, as amended, to non-diversified.

Discussion of Proposed Change

The 1940 Act requires each investment company to recite in its registration statement such investment company’s status as either a “diversified” or “non-diversified” fund. If a Fund is diversified, then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

All of the Funds are currently classified as diversified under the 1940 Act. The AFBA 5Star Mid Cap Value Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund currently have an investment restriction regarding diversification of its assets that is identical to the proposed investment restriction. The AFBA 5Star Balanced Fund, AFBA 5Star Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund), AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund all have fundamental investment restrictions prohibiting (i) investments of more than 5% of the Fund’s assets in securities of any one issuer (the “5% limitation”); and (ii) the purchase of more than 10% of any class of voting securities of any one company (the “10% limitation”). These fundamental investment restrictions are more restrictive than the requirements of the 1940 Act. First, the current diversification restrictions apply the 5% and 10% limitations to 100% of the Fund’s assets, rather than to 75% of total assets as permitted by the 1940 Act. Second, the current 5% and 10% limitations do not exclude securities of other investment companies or U.S. government securities, as permitted by the 1940 Act. Finally, the 10% limitation applies to any class of securities, not solely voting securities, as provided by the 1940 Act. The Fund’s current fundamental investment restrictions related to diversification of investments can be found in Exhibit E.

The Board recommends that shareholders approve the standardized fundamental investment restriction set forth above for the Balanced Fund, Total Return Bond Fund, Large Cap Fund and USA Global Fund. The proposed restriction will standardize the language of the restriction among the various Funds and provide the Funds with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. The Board does not currently anticipate that the adoption of the proposed restriction would materially change the way any of the Funds are managed.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
PROPOSAL 5(H) — THE APPROVAL OF
THE AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS
REGARDING DIVERSIFICATION OF INVESTMENTS

PROPOSAL 6:

TO APPROVE THE RECLASSIFICATION OF
CERTAIN FUNDAMENTAL
INVESTMENT OBJECTIVES AND POLICIES AS
NON-FUNDAMENTAL

(THIS PROPOSAL INVOLVES SEPARATE VOTES ON
PROPOSALS 6(A) AND 6(B))

(Applicable Funds — All Funds)

COMMON INFORMATION FOR PROPOSALS 6(A) – 6(B)

Introduction

Each Fund is subject to a “fundamental” investment objective and certain Funds are subject to “fundamental” investment policies that govern the Fund’s investment activities. Currently, each Fund’s investment objective and certain investment policies of the Balanced, Total Return Bond, Large Cap and USA Global Funds are classified as fundamental. Under the 1940 Act, “fundamental” investment objectives and policies may be changed or eliminated only if shareholders approve such action. A fund’s investment objective and policies, however, are not required to be classified as fundamental under the 1940 Act, although many funds’ investment objectives are classified as such largely as a result of comments given by state securities administrators during the state registration process, as well as because of historical drafting conventions. In light of the elimination of substantive state securities administrator review of mutual funds, and in order to provide the Funds’ investment adviser and sub-advisers with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Board is recommending that shareholders approve the reclassification of the Funds’ the investment objectives and policies as non-fundamental.

With respect to a majority of the Funds, the Board does not currently anticipate that the approval of the reclassification of the Funds’ investment objectives and policies will materially affect the way that the Funds are currently being managed. With respect to the Balanced Fund and the Total Return Bond Fund (formerly, AFBA 5Star High Yield Fund), however, the Board approved certain changes to each Fund’s fundamental investment objective and policies, pending shareholder approval of the reclassification of each Fund’s fundamental investment objectives and policies that would materially alter the way in which the Funds are managed.

Each Fund’s current investment objective and the Balanced, Total Return Bond, Large Cap and USA Global Funds’ fundamental investment policies are listed in Exhibit F. See Sub-Proposals 6(a) and 6(b) for a description of the anticipated changes in such investment objective and policies.

Shareholder Approval

Approval of Proposals 6(a) - 6(b) by each Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund’s investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund’s investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF
PROPOSALS 6(A) - 6(B)

SUB-PROPOSAL 6(A):	TO RECLASSIFY THE FUNDAMENTAL INVESTMENT OBJECTIVES OF THE FUNDS AS NON-FUNDAMENTAL (APPLICABLE FUNDS — ALL FUNDS)

As described above, each Fund is subject to a “fundamental” investment objective that governs the Fund’s investment activities, which means that any changes, even those not resulting in significant changes in the way a Fund is managed or the risks to which it is subject, may require shareholder approval. Under the 1940 Act, a fund’s investment objective is not required to be fundamental. However, many funds’ investment objectives are classified as fundamental. This practice arose largely as a result of comments given by state securities administrators during the state registration process, as well as because of historical drafting conventions. A fundamental investment objective may be changed only by vote of a Fund’s shareholders.

In light of the enactment of NSMIA, which eliminated state securities administrative review of mutual fund registration statements, and in order to provide each Fund management with enhanced flexibility to respond to market, industry or regulatory changes, the Board has approved the redesignation of each Fund’s investment objective from fundamental to non-fundamental. A non-

fundamental investment objective may be changed at any time by the Board without the delay and expense of soliciting proxies and holding a shareholder meeting.

Discussion of Proposed Changes

With the exception of the Balanced Fund and the Total Return Bond Fund (formerly, High Yield Fund), the Board does not anticipate that the reclassification of the Funds’ investment objectives from fundamental to non-fundamental will alter any Fund’s investment objective. The reclassification would, however, provide the Board with the flexibility to approve a change in a Fund’s non-fundamental investment objective in the future, without the delays or expense of a shareholder vote, if the Board were to determine that such a change would be in the best interests of shareholders. If this Proposal is approved, if at any time in the future, the Board approves a change in a Fund’s non-fundamental investment objective, shareholders will be given notice of the change. In such a case, shareholders will have to reconsider whether the Fund continues to be an appropriate investment vehicle for the shareholder.

With respect to the Balanced Fund and Total Return Bond Fund, however, the Board approved a change to each Fund’s investment objective, pending approval of shareholders of the reclassification of the investment objective. Shareholders received notice of these proposed changes in a supplement to the Funds’ Prospectus dated July 16, 2007. The changes would enable the Total Return Bond Fund and the fixed income segment of the Balanced Fund to seek to produce current income from investing in higher quality fixed income securities, rather than higher yield, higher risk fixed income securities to produce high current income, as is currently required by each Fund’s investment objective. These anticipated changes would allow the new Sub-Adviser of the Funds, if approved by shareholders as described in Proposal 3 above, to manage the Total Return Bond Fund and the fixed income segment of the Balanced Fund in accordance with its investment philosophy and process. The Board approved these changes to the Total Return Bond and Balanced Fund’s investment objective to minimize each Fund’s risks associated with investing in higher yield, higher risk debt securities and instead will invest the Funds in core, high quality fixed income securities. The current investment objectives of each Fund are set forth in Exhibit F and the proposed investment objectives of Balanced Fund and Total Return Bond Fund are set forth in Exhibit G.

In connection with the Total Return Bond Fund’s change in investment objective, the Board also approved a change in the name of the Fund from the “AFBA 5Star High Yield Fund” to the “AFBA 5Star Total Return Bond Fund,” pending shareholder approval of this Proposal.

The Board recommends that shareholders approve the reclassification of the fundamental investment objectives from fundamental to non-fundamental. The proposed reclassification will provide the Funds with the flexibility to have a change to a Fund’s non-fundamental investment objective approved by the Board in the future, without the delays or expense of a shareholder vote, if the Board were to determine that such a change would be in the best interests of shareholders. The Board does not currently anticipate that the reclassification of the Funds’ investment objectives from fundamental to non-fundamental would materially change the way the Funds are managed, with the exception of the Balanced Fund and the Total Return Bond Fund, as described above. Although approval of the reclassification of the Funds’ investment objectives as non-fundamental will permit the Board to change a Fund’s investment objective without shareholder approval, the Funds will provide shareholders with prior written notice before any such change is made.

THE BOARD RECOMMENDS THAT YOU VOTE
FOR PROPOSAL 6(A) — THE APPROVAL OF THE
RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
OBJECTIVES OF THE FUNDS AS NON-FUNDAMENTAL

SUB-PROPOSAL 6(B):	TO RECLASSIFY THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS AS NON-FUNDAMENTAL (APPLICABLE FUNDS — AFBA 5STAR BALANCED FUND, AFBA 5STAR TOTAL RETURN BOND FUND (FORMERLY, AFBA 5STAR HIGH YIELD FUND), AFBA LARGE CAP FUND AND AFBA 5STAR USA GLOBAL FUND ONLY)

Shareholders are being asked to approve the re-classification of the fundamental investment policies of the Balanced, Total Return Bond (formerly, High Yield), Large Cap and USA Global Funds for similar reasons. The Mid Cap Value Fund, Science & Technology Fund and Small Cap Fund do not currently have investment policies that are classified as fundamental. A fund’s general investment policies govern the manner in which the fund seeks to achieve its principal investment objective, by specifying the types of securities that may be bought and sold by the fund, as well as the various strategies, techniques or approaches that will be employed by the fund’s investment adviser or sub-adviser in managing the fund’s portfolio investments. Under the 1940 Act, a fund’s investment polices are not required to be classified as fundamental. The Board is proposing to reclassify these Funds’ general investment policies as non-fundamental.

Reclassifying the general investment policies as non-fundamental would provide the Board with the flexibility in the future to modify a Fund’s investment policies without incurring the costs and delays associated with holding shareholder meetings. This flexibility would enable a Fund to respond more quickly to circumstances that the Fund’s investment adviser, sub-adviser or the Board believe warrant changes in the types of investments, strategies or approaches that are employed to achieve the Fund’s investment objective. This is the arrangement used by a majority of mutual funds, and management believes it would enhance the competitive position of the Funds.

Discussion of Proposed Changes

Each Fund’s general investment policies govern the manner in which the Fund seeks to achieve its investment objective, by specifying the types of securities that may be bought and sold by the fund, as well as the various strategies, techniques or approaches that will be employed by the Fund’s sub-adviser in managing the Fund’s portfolio investments. Reclassifying the general investment policies as non-fundamental would provide the Board with the flexibility in the future to modify a Fund’s investment policies without incurring the costs and delays associated with holding shareholder meetings. The reclassification is particularly important in the wake of the Board’s approval of a multi-manager approach for the Funds and the Proposal to allow the Funds to participate in a Manager of Managers Structure, as described in Proposal 4. If the Manager of Managers Structure is approved, the Board would be able to approve new sub-advisers for the Funds if they determined that such approval would be in the best interests of a Fund and its shareholders, without shareholder approval. In replacing sub-advisers for the Funds or in hiring new sub-advisers to manage portions of a Fund’s assets, the Board would also have to approve changes in the investment philosophy and process of each Fund to reflect a sub-adviser’s investment style. If a Fund had to have shareholders approve such changes in the investment policies of the Funds, the Funds would experience additional costs and delays associated with holding shareholder meetings that the approval of a Manager of Managers Structure was intended to eliminate. If a change to such investment policies were approved by the Board, the Fund would notify shareholders of any such change.

If each of the Sub-Advisers discussed in Proposal 3 for the Balanced Fund, the Total Return Bond Fund, the Large Cap Fund and the USA Global Fund are approved at the Meeting, certain investment policies, including the stock selection strategy and processes for each of the Funds may be modified to reflect each Sub-Adviser’s proprietary investment philosophy and process. The Funds are currently being managed by the Sub-Advisers according to the investment strategies and philosophy described in the Funds’ current Prospectuses. In addition, see Exhibit F for a description of each of the Balanced, Total Return Bond, Large Cap and USA Global Funds’ current fundamental investment policies.

In addition to such changes, the Board approved other changes to the Balanced and Total Return Bond Fund’s investment policies. Financial Counselors, Inc. (“FCI”) currently manages the Total Return Bond Fund and the fixed income segment of the Balanced Fund according to the investment objectives, policies and strategies currently described in the Funds’ Prospectus. As discussed in Proposal 6(a) above, if approved, the Total Return Bond and Balanced Fund’s investment objectives will change from investing in high yield, higher risk fixed income securities to provide high current income to the Funds, to investing in higher quality fixed income securities to provide current income to the Funds. In addition, if shareholders approve the reclassification of the Balanced and Total Return Bond Funds’ investment policies, the investment policies of the Total Return Bond Fund and the fixed income portion of the Balanced Fund will changed to reflect a new strategy of investing in core, high quality fixed income securities to achieve their respective investment objectives.

With respect to the USA Global Fund, Marvin & Palmer Associates (“M&P”) are currently managing the Fund according to the investment strategies and policies disclosed in the Fund’s Prospectuses. If shareholders approve the reclassification of the USA Global Fund’s investment policies from fundamental to non-fundamental, M&P may plan to align the USA Global Fund’s investment strategies more closely to that of the Large Cap Fund’s investment strategies and policies because M&P also currently serves as the Large Cap Fund’s sub-adviser. If such changes are approved by the Board, shareholders would receive advance notice of such changes. See Exhibit I for a discussion of the Large Cap Fund’s investment strategies and policies.

The Board recommends that shareholders approve the reclassification of the fundamental investment policies from fundamental to non-fundamental. The proposed reclassification will provide the Funds with the flexibility to have the Board approve a change to a Fund’s non-fundamental investment policies in the future, without the delays or expense of a shareholder vote, if the Board were to determine that such a change would be in the best interests of shareholders in connection with the approval of a new sub-adviser of a Fund or otherwise. If such change was approved by the Board for a Fund, the Fund’s shareholders would receive notice of such change.

THE BOARD RECOMMENDS THAT YOU VOTE
FOR PROPOSAL 6(B) — THE APPROVAL OF THE
RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
POLICIES OF THE BALANCED FUND, TOTAL RETURN BOND FUND,
LARGE CAP FUND AND USA GLOBAL FUND AS NON-FUNDAMENTAL

PROPOSAL 7:

TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL
INVESTMENT RESTRICTIONS
(THIS PROPOSAL INVOLVES SEPARATE VOTES ON PROPOSALS 7(A)-7(H))

(Applicable Funds — Balanced Fund, Total Return Bond Fund (formerly, High Yield Fund), Large Cap Fund and USA Global Fund)

COMMON INFORMATION FOR PROPOSALS 7(A)-7(H)

Introduction

The Balanced Fund, Total Return Bond Fund (formerly, High Yield Fund), Large Cap Fund and USA Global Fund are subject to more fundamental investment restrictions than the restrictions proposed to be standardized in Proposal 5 above. These additional fundamental restrictions, which are listed in Exhibit H, govern activities that are not required to be the subject of fundamental restrictions under applicable law. The remaining investment restrictions cover areas such as investing for the purpose of exercising control or purchasing securities on margin or selling short. In addition, certain Funds adopted fundamental restrictions that were previously required under the laws of particular states, such investments in companies with less than three years’ of operations. Due to the passage of NSMIA, these fundamental investment restrictions are no longer required by law. Furthermore, some of these state law limitations relate to matters otherwise covered by the 1940 Act or current SEC Staff interpretations thereof. The Mid Cap Value Fund, Science & Technology Fund and Small Cap Fund are not currently subject to any additional fundamental investment restrictions other than those described in Proposal 5 above.

From time to time, these obsolete restrictions may prevent a Fund from making an investment in accordance with the Fund’s principal investment objective and strategies that would otherwise be permitted and deemed advisable by the Fund’s Adviser or sub-adviser. Moreover, the lack of uniform standards among the Funds leads to increased compliance burdens and operating inefficiencies. Eliminating these fundamental restrictions would eliminate the costs and delays associated with holding future shareholder meetings to revise the restrictions as market or legal conditions change and would allow the Fund to respond more nimbly to such developments. As a result, the Funds gain the flexibility of being able to respond more quickly to changing investment products and techniques. If a Fund’s shareholders approve Proposal 7 with respect to that Fund, the elimination of those investment restrictions will be effective for that Fund as of the date that shareholders are notified that the change will be made through a supplement or amendment to such Fund’s Prospectus.

The discussion that follows and Exhibit H indicate which of the restrictions to be eliminated are either already addressed by the 1940 Act (or SEC interpretations thereof) or have been preempted by NSMIA.

Accordingly, the Board is recommending to shareholders, that with respect to the Balanced Fund, Total Return Bond Fund, Large Cap Fund and USA Global Fund, each of which is subject to each of the eight investment restrictions discussed below (referred to in this Proposal 7 as the “Restrictions”), such Restrictions be eliminated. The following is a brief summary of the Restrictions. For purposes of the summaries below, reference to the “Funds” means the Balanced Fund, Total Return Bond Fund, Large Cap Fund and USA Global Fund only.

SHAREHOLDER APPROVAL

The Board does not anticipate that eliminating the Restrictions will result in any additional material risk to the Funds at this time. None of the Funds currently intends to change its present investment practices as a result of eliminating the Restrictions. Approval of Proposals 7(A)-7(H) by each Fund’s shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. If the redesignation of any Fund’s investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, that Fund’s investment objective will remain fundamental and, to the extent mandated by applicable law, shareholder approval (and its attendant costs and delays) will continue to be required prior to any change.

THE BOARD RECOMMENDS THAT YOU VOTE
FOR EACH OF PROPOSALS 7(A)-7(H) — THE APPROVAL OF THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Sub-proposal 7(A): To Eliminate the Restriction on Dealings with Management

Each of the Funds currently has a fundamental investment restriction that prohibits them from entering into dealings with Fund officers and Directors, a

Fund manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, with certain exceptions. This restriction was based on state blue sky regulations that have been preempted by NSMIA. In addition, the 1940 Act and the rules thereunder have extensive provisions governing transactions in portfolio securities between a fund and its affiliates, including officers and directors, which are more carefully tailored to ensure that any such transactions are in the best interests of the fund.

Sub-proposal 7(B): To Eliminate the Restriction on Loans with Management

Each of the Funds currently has a fundamental investment restriction that prohibits the Fund from making loans to any Fund officers, Directors or employees, or to a Fund manager, general distributor or officers or directors thereof. The restriction was based on state blue sky regulations that have been preempted by NSMIA. The Funds currently have a fundamental investment restriction regarding making loans that covers this restriction. In addition, the 1940 Act and the rules thereunder have extensive provisions governing transactions in portfolio securities between a fund and its affiliates, including officers and directors, which are more carefully tailored to ensure that any such transactions are in the best interests of the fund.

Sub-proposal 7(C): To Eliminate the Restriction on Investing for Purposes of Exercising Control

The Funds currently have a fundamental investment restriction that prohibits the Funds from investing in companies for the purpose of exercising control of management. The 1940 Act does not require, and applicable state law no longer requires, that a fund adopt a fundamental investment restriction prohibiting it from investing in any company for the purpose of exercising control or management. However, each Fund remains subject to the diversification requirements of Sub-Chapter M of the Internal Revenue Code and the diversification requirements of the 1940 Act, which limit the amount of an issuer’s voting securities that a Fund may acquire.

Sub-proposal 7(D): To Eliminate the Restriction on Purchasing Securities on Margin and Engaging in Short Sales

The Funds have a fundamental investment restriction that generally prohibits the Fund from purchasing securities on margin and selling securities short. The 1940 Act does not require a Fund to adopt a fundamental investment restriction regarding purchasing securities on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully above in Sub-Proposal 5(b)). Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities as described in Proposal 5(b) above, will continue to limit the ability of a Fund to purchase securities on margin and engage in short sales. Therefore, the Board does not anticipate that deleting the current restrictions will result in additional material risk to a Fund or change the manner in which any Fund is managed at this time.

Sub-proposal 7(E): To Eliminate the Restriction on Investment in Other Investment Companies

The Funds currently have fundamental investment restrictions that that unnecessarily limit the Funds’ investments in other investment companies. Upon elimination of this restriction, a Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act, and any rules thereunder, relating to the Fund’s ability to invest in other investment companies, including open-end and closed-end investment companies, except where the Funds have received an exemption from such restrictions. (The 1940 Act restrictions generally specify that a fund may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities or have more than 10% of its total assets invested in securities of all other funds, although the SEC’s rules do permit a fund to invest in money market mutual funds without regard to such limitations.)

Sub-proposal 7(F): To Eliminate the Restriction on Investing in Companies with less than Three Years of Continuous Operation

The Funds currently have a fundamental investment restriction relating to investments in newer companies that limits the Funds’ ability to invest, or otherwise prohibits investments, in the securities of issuers that have been in continuous operation for less than three years. This restriction was based upon state securities laws that have been preempted by NSMIA and is no longer necessary.

Sub-proposal 7(G): To Eliminate the Restriction on Liability for the Indebtedness of Others

The Funds currently have a fundamental investment restriction that prohibits a Fund from making itself or its assets liable for the indebtedness of others. This restriction was based on a state law that has been preempted by NSMIA and is no longer necessary. In addition, the Funds currently have a fundamental investment restriction regarding borrowing and issuing senior securities. In addition, the 1940 Act and the rules thereunder have extensive provisions governing borrowing and senior securities, which are more carefully tailored to ensure that any such transactions are in the best interests of the fund.

Sub-proposal 7(H): To Eliminate the Restriction on Investing Non-Assessable Securities

The Funds are currently subject to a restriction prohibiting them from investing in “assessable securities” or securities involving unlimited liability on the part of the Fund. This restriction was based on a state law that has been preempted by NSMIA and is no longer necessary.

ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGER

AFBA Investment Management Company (the “Adviser”) serves as the Fund’s investment adviser. The address of the Adviser is 909 N. Washington Street, Alexandria, Virginia. The Adviser is a wholly owned subsidiary of 5Star Financial LLC (“5Star Financial”) and, ultimately, a wholly owned subsidiary of the Armed Forces Benefit Association (“AFBA”). The following table summarizes information about the principal executive officer and directors of the Adviser. The address of each person listed below is the same address as the adviser.

Principal Occupation
in Addition
Name	Position	to Position at Adviser

General Ralph E. Eberhart, USAF (Ret.)	Chairman of the Board and Director	President of AFBA and Director and Chairman of 5Star Financial and 5Star Bank
Robert E. Morrison, Jr.	President and Director	N/A
Clifford H. Rees, Jr.	Director	Consultant, The Rees Group
Charles A. Gabriel	Director	Independent Equity Analyst/Strategist
Kimberly E. Wooding	Director	Executive Vice President and Chief Financial Officer, 5Star Life Insurance Company
Salvatore R. Faia	Chief Compliance Officer	President of Vigilant Compliance Services
Michael E. Houchins	Chief Financial Officer	N/A
Andrew J. Welle	Senior Vice President, Chief Operating Officer and Secretary	President of AFBA 5Star Securities Company
Lorraine J. Lennon	Vice President of Compliance	Vice President of Compliance at 5Star Life Insurance Company and AFBA 5Star Securities Company
John R. Moorman	Assistant Vice President and Membership Sales Director	N/A
Mark A. Toma	Vice President	N/A

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The officers of the Funds who are also officers and directors of the Adviser and General Ralph E. Eberhart, Charles A. Gabriel and Robert E. Morrison, Jr., Nominees for election as Directors, may have an indirect interest in the approval of Sub-Proposals 3(b) and 3(c) because the Adviser itself has an interest in shareholders of the Balanced and Total Return Bond Funds approving FCI as a sub-adviser of the Funds. If shareholders of the Funds approve FCI as sub-adviser of the Balanced and Total Return Bond Funds, the Adviser will retain a larger portion of its advisory fees from the Funds than what it currently does. FCI’s proposed fee is equal to an annual rate of 0.27% of each Fund’s daily average net assets. As described in more detail in Sub-Proposals 3(b) and 3(c), this fee is less than the fee previously received by KCM from the Adviser for its services to the Balanced and Total Return Bond Funds.

In addition, the Adviser and its affiliates own a substantial amount of voting shares of each of the Balanced Fund and Total Return Bond Fund, and thus “control” each Fund, as that term is defined in the 1940 Act. As a result of such control, the Adviser and its affiliates have the ability to vote a majority of the shares of each Fund on all shareholder Proposals, including Sub-Proposals 3(a) and 3(b), the approval of the Sub-Advisory Agreement with FCI on behalf of each of the Funds. The Adviser and its affiliates intend to vote their shares in favor of Proposals 3(b) and 3(c), consistent with the Board’s recommendation. Although the Adviser and its affiliates stand to profit on the approval of Sub-Proposals 3(b) and 3(c), as described above, the Adviser recommended that the Board approve FCI as Sub-Adviser to the Funds because it believed that FCI was the most qualified and suitable candidate for Sub-Adviser for the Funds. In addition, currently, the Adviser does not make a profit in managing the Funds and has, in the past, subsidized the Funds’ operations through the fee waiver/expense reimbursement agreement in place for each Fund. The Adviser does not expect that the increase in the amount of the advisory fee retained by the Adviser through the approval of Proposals 3(b) and 3(c) will materially affect its profitability, considering the additional services to be provided by the Adviser in connection with its management of the Funds, including the allocation the Balanced Fund’s assets between the Sub-Advisers and monitoring and supervising multiple Sub-Advisers throughout the Fund complex instead of just one, as was the case with KCM.

FUND SERVICES

PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (“PFPC”), provides various administrative and accounting services to each Fund under a Administration and Accounting Services Agreement dated December 18, 2000, between PFPC and the Trust. PFPC is affiliated with PFPC Distributors, Inc. and PFPC Trust Company, the Funds’ distributor and custodian, respectively. Each of these entities is a wholly owned subsidiary of The PNC Financial Services Group, Inc.

DISTRIBUTOR

PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Distributor”) acts as distributor of the Funds’ shares. The Distributor is an affiliate of the PFPC and PFPC Trust Company, the Funds’ administrator and custodian, respectively.

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19103, acts as custodian of the Funds’ securities and other assets. PFPC Trust Company is an affiliate of the PFPC Distributors, Inc. and PFPC, the Funds’ Distributor and administrator, respectively.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Funds’ last audited financial statements and annual report, for the fiscal year ended March 31, 2007 are available free of charge. To obtain a copy, please call (888) 578-2733, or forward a written request to 909 North Washington Street, Alexandria, Virginia 22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Board by sending communications to the Board of Directors of AFBA 5Star Fund, Inc. c/o Secretary of the Funds, Andrew J. Welle, AFBA 5Star Investment Management Company, 909 N. Washington Street, Alexandria, Virginia 22314.

SHARES OUTSTANDING

The chart below lists the number of shares of each Fund and class of each Fund that are outstanding as of the Record Date:

Number of Shares
Fund	Outstanding

AFBA Balanced Fund	6,149,992.26
Class A	1,562,457.392
Class B	122,178.169
Class C	1,100,307.259
Class I	3,364,055.227
Class R	994.217
AFBA Total Return Bond Fund	2,176,050.11
Class A	354,983.603
Class B	203,123.322
Class C	185,125.480
Class I	1,431,488.344
Class R	1,329.359
AFBA Large Cap Fund	1,559,141.79
Class A	50,300.319
Class B	4,461.375
Class C	29,831.510
Class I	1,473,762.423
Class R	786.164
AFBA Mid Cap Value Fund	1,731,208.19
Class A	540,772.529
Class B	21,467.147
Class C	302,573.428
Class I	865,526.628
Class R	868.457
AFBA Science & Technology Fund	973,257.87
Class A	169,645.222
Class B	9,490.066
Class C	148,270.813
Class I	644,613.394
Class R	1,238.371

Number of Shares
Fund	Outstanding

AFBA Small Cap Fund	5,972,282.58
Class A	4,048,923.746
Class B	159,470.534
Class C	1,004,337.088
Class I	757,777.629
Class R	1,773.580
AFBA USA Global Fund	1,491,724.67
Class A	83,311.149
Class B	4,195.522
Class C	57,976.979
Class I	1,345,541.718
Class R	699.301

PRINCIPAL SHAREHOLDERS

For a list of shareholders or entities that, to the best of each Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund as of the Record Date, please refer to Exhibit I to this Proxy Statement.

Control Persons

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to “control” a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of August 10, 2007, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record the following percentages of the outstanding shares of AFBA 5Star Balanced Fund, AFBA 5 Star Total Return Bond Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Value Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund: 45.50%, 52.12%, 67.23%, 43.55%, 52.21%, 7.34% and 64.27%, respectively. Accordingly, AFBA is deemed to control the Funds.

In addition, to the knowledge of the Funds’ management, as of the Record Date, no Director, Nominee or principal executive officer of the Funds owned 1% or more of the outstanding shares of a Fund, and the Officers and Directors of each Fund or a class of a Fund owned, as a group, less than 1% of the outstanding shares of a Fund.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganizations and the issuance of shares by the Trust will be passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, is the Funds’ current independent auditor. The independent auditor is selected by the Funds’ Directors each year.

AUDIT COMMITTEE AND INDEPENDENT AUDITORS

The Funds’ Audit Committee is responsible for the selection of the Funds’ independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Funds’ financial reports and internal accounting. The Funds’ Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Funds as well as non-audit services to the Funds, the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides on-going services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

Selection of Independent Auditors.  The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLC (“PwC”) as independent auditors of the Funds for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence or a response to an appropriate question.

Audit Fees

The aggregate fees billed by and paid to PwC for professional services rendered by PwC for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2006 and March 31, 2007 were $114,000 and $106,500, respectively.

Audit-Related Fees

PwC did not render any assurance and related services that were reasonably related to the performance of the audit or review of the Funds’ financial statements and not reported under “Audit Fees” above for the fiscal years ended March 31, 2007 and March 31, 2006.

Tax Fees

The aggregate fees paid to PwC for professional services rendered by PwC for tax compliance, tax advice and tax planning were $33,000 for the fiscal year ended March 31, 2007 and $30,700 for the fiscal year ended March 31, 2006.

Aggregate Non-Audit or Other Fees

PwC did not render any non-audit services or provide other products or services to the Funds, the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended March 31, 2007 and March 31, 2006.

ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE

Only shareholders of record of each Fund as of the close of business on August 10, 2007 (“Record Date”) will be entitled to notice of, and to vote at, the Meeting. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board on behalf of the Company and the Funds to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about September 20, 2007.

The cost of soliciting proxies, including costs relating to the preparation of the Proxy Statement, printing, mailing and solicitation, including the fees of a proxy soliciting agent will be borne by the Adviser. The Adviser reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. PFPF Proxy Services, a proxy solicitation firm, has been engaged to solicit proxies in connection with the Meeting. The cost of the proxy solicitation firm is estimated to be between $26,000 and $29,000.

The Fund does not reimburse Directors and officers of the Funds, or regular employees and agents of the Adviser involved in the solicitation of proxies. The Adviser will pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Funds, the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

REVOCATION OF PROXIES

You may revoke your proxy at any time before it is voted on by: (1) sending a written revocation to the Secretary of the Company; (2) forwarding a later-dated proxy that is received by the Company at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting.

VOTING BY BROKER-DEALERS

Each Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM

With regard to each of the Funds, a majority of the Fund’s aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists, but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting originally notified.

VOTING REQUIREMENTS

In Proposal 1, election of each Nominee to the Board of Directors of the Company must be approved by a plurality of the votes cast by shareholders of all Funds of the Company in person or by proxy at the Meeting voting together. This means that those Nominees receiving the greatest number of votes are elected. Proposal 2 requires the affirmative vote of the holders of a majority of each Fund’s outstanding shares entitled to vote at the Meeting. Proposals 3(a) - 3(j), 4, 5(a)-5(h), 6(a)-6(b) and 7 each require the vote of the majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

OTHER MATTERS, SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds’ offices at 909 North Washington Street, Alexandria, VA 22314, so they are received within a reasonable time before any such meeting in order to be included in a Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the respective Fund.

By Order of the Board of Directors,

Andrew J. Welle
Secretary

Dated: September 20, 2007
Alexandria, Virginia

EXHIBITS

Exhibit A:	Nominating and Governance Committee Charter
Exhibit B:	Agreement and Plan of Reorganization
Exhibit C:	Comparison of Delaware and Maryland Law
Exhibit D	Form of Proposed Sub-Advisory Agreement
Exhibit E:	Current Fundamental Investment Restrictions of the Funds Proposed to be Modified
Exhibit F:	Current Fundamental Investment Objectives and Policies of the Funds
Exhibit G:	Proposed Fundamental Objectives of the Balanced and Total Return Bond Funds
Exhibit H:	Current Fundamental Investment Restrictions of the Balanced, Total Return Bond, Large Cap and USA Global Funds Proposed to be Eliminated
Exhibit I:	Large Cap Fund Investment Strategies and Policies
Exhibit J:	List of Principal Shareholders of Each Class of Each Fund as of the Record Date

EXHIBIT A —	NOMINATING AND GOVERNANCE COMMITTEE CHARTER

AFBA 5Star Fund, Inc.

Nominating and Governance Committee Charter

This Charter has been adopted by the Board of Directors (the “Board”) of AFBA 5Star Fund, Inc. (the “Fund”) to govern the Fund’s Nominating and Governance Committee (the “Committee”), which shall have the purposes, goals, responsibilities, authority and specific powers described herein.

I.	The Committee

The Committee is a committee of, and established by, the Board. The Committee consists of such number of members as set by the Board, from time to time, and its members shall be appointed by the Board. Each member of the Committee shall serve until the member’s resignation, retirement or removal by the Board, or until the member’s successor shall be appointed. The Committee shall be comprised entirely of “independent” members, which for purposes of this Charter shall mean members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (together, “Independent Board members”). A member of the Committee shall be selected by the Board to serve as the Committee’s chairperson. The Committee may delegate any portion of its authority to a subcommittee comprised solely of its members.

II.	Meetings

The Committee shall meet as often as it deems appropriate. The Committee may meet either on its own or in conjunction with meetings of the Board. The Committee may invite members of management, counsel, advisers and others to attend its meetings, as and when the Committee deems appropriate. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person, via videoconference or via telephone conference, and a majority of the members of the Committee may act by written consent, to the extent permitted by applicable law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

III.  Nominating Responsibilities

A. The Committee shall: (1) evaluate, from time to time, the appropriate size of the Board, and recommend any increase or decrease in the size of the Board; (2) recommend any changes in the composition (including the relative relationship of interested to Independent Board members) of the Board so as to best reflect the objectives of the 1940 Act, the Fund and the Board; (3) establish processes for developing candidates for Independent Board members and for the conducting of searches with respect thereto; and (4) recommend to the incumbent Independent Board members (a) a slate of Independent Board members to be elected at Fund shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Committee shall determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already represented on the Board. The Committee may seek suggestions for candidates for nomination as Independent Board members from any persons or sources the Committee deems appropriate.

B. The Committee shall identify, research, recruit and evaluate the qualifications of candidates for nomination as Independent Board members to serve on the Board, and shall make recommendations with respect thereto. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act, and the rules, regulations and forms under the 1940 Act. With respect to any Independent Board member candidates, the Committee, in consultation with counsel, shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Fund’s investment advisor (the “Advisor”), employees or service providers of the Fund.

C. The Committee shall also evaluate candidates’ qualifications, and make recommendations to the full Board, for positions as interested members on the Board.

D. The Committee shall recommend to the Board a successor to the Board Chairman when a vacancy occurs in that position.

E. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are properly submitted to the Committee or the Fund. The Committee shall adopt policies regarding its procedures for considering candidates for the Board, including any candidates recommended by shareholders (such policies are attached hereto as Exhibit A).

F. The Committee shall consider and recommend to the Independent Board members or the full Board, as appropriate, procedures for implementing changes required by statute, regulatory bodies and case law relating to the nomination, election or solicitation process with regard to the election of directors.

IV.	Governance Responsibilities

A. The Committee shall coordinate and facilitate the Board’s annual self-assessment, taking into account such factors as the Committee may deem appropriate, including: consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards of directors each Director serves; director attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.

B. The Committee shall assist the Board in evaluating annually the support provided to the Board, its committees and their members, by the Advisor, management and other Fund service providers.

C. The Committee shall periodically review, and as appropriate, recommend changes in, Board governance policies, procedures and practices concerning the structure, compensation and operations of the Board and the Board’s adherence to investment company industry “best practices.”

D. The Committee shall make recommendations to the full Board regarding nomination for membership on all committees of the Board, and shall review committee assignments at least annually. The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the Independent Board members or the full Board, as appropriate.

V.	Authority

A. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other advisers, experts or consultants at the expense of the Fund.

B. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

C. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

Adopted: June 27, 2007

Exhibit A

AFBA 5STAR FUND, INC.
NOMINATING AND GOVERNANCE COMMITTEE

STATEMENT OF POLICY AND PROCEDURES
FOR CONSIDERING CANDIDATES FOR
THE BOARD OF DIRECTORS

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of AFBA 5Star Fund, Inc. (the “Fund”) has adopted this Statement of Policy and Procedures to memorialize its views as to: (i) the criteria for selecting nominees to serve as Directors of the Fund, and (ii) the appropriate procedures for shareholders of the Fund to submit recommendations to the Committee for candidates for the Board.

In the event that a vacancy to be filled occurs or is expected to occur on the Board, subject to the conditions and procedures described more fully below, the Committee shall consider and review recommendations for candidates to fill such vacancy made by current Board members that are not “interested persons” (“Independent Board members”) and Fund management (when and as may be requested by the Committee), as well as recommendations by Qualifying Shareholders (as described below) that are submitted in writing and are addressed to the Committee at the Fund’s offices.

Criteria for Selecting Board Nominees

In considering the qualifications of a potential candidate, the Committee shall generally consider such candidate’s educational background, business or professional experience, and reputation. In addition, the following minimum qualifications shall apply with respect to a candidate for Board membership as an Independent Board member:

1. Such candidate shall be independent from relationships with the Fund’s investment advisor (the “Advisor”) and other principal service providers, both within the explicit terms and the spirit of the statutory independence requirements specified under the Investment Company Act of 1940, as amended (the “1940 Act”).

2. Such candidate shall demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at June Meeting, believed necessary to function effectively as a Board member.

3. Such candidate shall demonstrate personal integrity.

4. Such candidate shall not have any relationships that might impair his or her independence in serving on the Board, such as any business, financial, or family relationships with Fund management, the Fund’s investment advisor and sub-advisors, Fund service providers, or their affiliates.

5. The nomination of the person should be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of the Independent Directors on the Board.

6. Such candidate should, to the best of the Committee’s knowledge, have the ability to apply sound and independent business judgment and would act in the best interests of the Fund and its shareholders.

The Committee will also consider:

1. The person’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight.

2. Whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund.

3. The contribution that the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, the interplay of the person’s experience with the experience of other Directors, education and such other factors as the Committee may consider relevant.

4. Whether or not the person serves on the boards of directors/trustees, or is otherwise affiliated with, competing financial service organizations or those organizations’ fund complexes.

Procedures for Submitting Recommendations to the Committee for Director Nominees

The Committee shall consider recommendations for Independent Board member nominees submitted to it by current Independent Board members and Fund management (when and as may be requested by the Committee). The Committee shall also consider recommendations for Independent Board member nominees submitted to it by Qualifying Shareholders, so long as such recommendations are presented with appropriate background material concerning the candidate, which demonstrates the candidate’s ability to serve as a Director of the Fund, including as an Independent Board member, in accordance with the criteria set forth above.

A Qualifying Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, $10,000 or more of the Fund’s shares; (ii) has been a shareholder of $10,000 or more of the Fund’s shares for 12 months or more prior to submitting the recommendation to the Committee; and (iii) provides a written notice to the Committee containing the following information:

1. The name and address of the Qualifying Shareholder making the recommendation;

2. The number of shares of the Fund that are owned of record and beneficially by such Qualifying Shareholder, and the length of time that such shares have been so owned by the Qualifying Shareholder;

3. A description of all relationships, arrangements and understandings between such Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made;

4. The name, age, date of birth, business address and residence address of the person(s) being recommended;

5. The resume or curriculum vitae of the person(s) being recommended and such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board;

6. Whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and

7. The written consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed.

It is the intention of the Committee that the recommending Qualifying Shareholder demonstrate a significant and long-term commitment to the Fund and its other shareholders and that the shareholder’s objectives in submitting a recommendation is consistent with the best interests of the Fund and all of its shareholders.

In the event the Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Committee shall retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Committee commences its efforts to fill such vacancy.

* * * * * *

EXHIBIT B — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this   day of October, 2007 by and between AFBA 5Star Fund, Inc., a Maryland corporation (the “Fund”), and AFBA 5Star Funds, a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.	Plan of Reorganization.

(a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (including, without limitation, all portfolio securities and instruments, dividend and interest receivables, receivables for shares sold, claims and rights of action, contractual rights, cash and other assets) (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of common stock, $1.00 per share, of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the “Board of Directors”) authorizing the transactions contemplated by this Agreement.

(b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of common stock such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE Trust will be carried to the third decimal place. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver his/her share certificates of the Fund to the DE Trust in exchange for share certificates of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

(c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

(d) The expenses of entering into and carrying out this Agreement will be borne by the Fund to the extent not paid by its investment manager.

2.	Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”). Solely for purposes of this paragraph, the effectiveness of one or more post-effective amendments to the Fund’s Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.	Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

(a) Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

(b) (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Directors to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

(c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

(d) The Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the DE Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE Trust and this Agreement has been duly executed and delivered by the DE Trust and is a legal, valid and binding agreement of the DE Trust in accordance with its terms; and (iii) the shares of the DE Trust to be issued in the reorganization have been duly authorized, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE Trust;

(e) The DE Trust shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE Trust, to the effect that: (i) the Fund is duly incorporated, validly existing and in good standing under the laws of the State of Maryland; and (ii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

(f) The shares of the DE Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

(g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

(h) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series and class of the Fund, to:

(1) Elect as Trustees of the DE Trust the following individuals: General Monroe W. Hatch, Jr., USAF (Ret.); General Louis C. Wagner, Jr., USA (Ret.); Lieutenant General John S. Fairfield, USAF (Ret.); Brigadier General Henry J. Sechler, USAF (Ret.); General Ralph E. Eberhart, USAF (Ret.); Charles A. Gabriel; Robert E. Morrison; and such other directors as may be approved by shareholders of the Fund before the Effective Date of the Reorganization; and

(2) Approve an Investment Management Agreement between AFBA 5Star Investment Management Company (“Investment

Manager”) and the DE Trust, which is substantially identical to the then-current Investment Management Agreement between Investment Manager and the Fund, and approve the Subadvisory Agreements between Investment Manager and such sub-advisors as may be approved by shareholders of the series of the Fund before the Effective Date of the Reorganization (“Subadvisors”), which are substantially identical to the then-current Subadvisory Agreements between Subadvisors and Investment Manager;

(i) The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

(1) Approval of the Investment Management Agreement and Subadvisory Agreements described in paragraph (h)(2) of this Section 3 between Investment Manager and the DE Trust and the Investment Manager and the Subadvisors, respectively;

(2) Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between PFPC Trust Company and the Fund;

(3) Selection of PricewaterhouseCoopers LLP as the DE Trust’s independent auditors for the fiscal year ending March 31, 2008;

(4) Approval of the assignment to the DE Trust of a fund administration and accounting agreement with PFPC Inc.;

(5) Approval of a distribution agreement between the DE Trust and PFPC Distributors, Inc.;

(6) Approval of a form of dealer agreement with PFPC Distributors, Inc, including any amendment(s) to the form of dealer agreement;

(7) Approval of distribution plans by the DE Trust pursuant to Rule 12b-1 under the 1940 Act relating to each of Class A, Class B, Class C and Class R (or their equivalents);

(8) Approval of the multiple class plan(s) pursuant to Rule 18f-3;

(9) Approval of the assignment to the DE Trust of a transfer agent and shareholder services agreement with PFPC Inc.;

(10) Authorization of the issuance by the DE Trust prior to the Effective Date of the Reorganization of one share of each series and class of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (h) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization; and

(11) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of each series and class of the DE Trust.

(12) Authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Trust under this Agreement.

4.	Dissolution of the Fund.

Promptly following the consummation of the distribution of each series and class of shares of the DE Trust to holders of the corresponding series and class of shares of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the Secretary of State of Maryland of Articles of Dissolution.

5.	Termination.

The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.	Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.	Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.	Counterparts.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.	Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

AFBA 5Star Fund, Inc.
(a Maryland corporation)

Attest:

By	By
Name:	Name:
Title:	Title:

AFBA 5Star Fund
(a Delaware statutory trust)

Attest:

By	By
Name:	Name:
Title:	Title:

EXHIBIT C —	COMPARISON OF DELAWARE AND MARYLAND LAW GOVERNING INSTRUMENTS AND STATE LAW

Comparison of Maryland and Delaware Law

The following is only a discussion of certain material differences between the governing document for the existing Maryland corporation (the “Acquired Fund”) and its successor Delaware statutory trust (the “Acquiring Trust”), and is not a complete description of the Acquired Fund’s and the Acquiring Trust’s governing documents. Further information about the Acquired Fund’s current corporate structure is contained in the Acquired Fund’s prospectus and governing documents and in relevant state law.

Organization and Capital Structure

The Acquired Fund is incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The Acquired Fund’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Articles”), and its by-laws (the “MD By-Laws”). The business and affairs of the Acquired Fund are managed under the supervision of its Board of Directors.

The shares of common stock issued by the Acquired Fund have a par value of $1.00 per share. The Acquired Fund’s MD Articles authorizes a fixed number of shares, which the Acquired Fund’s Board of Directors may increase or decrease by amending or supplementing the MD Articles. The Acquired Fund’s shares may be divided into separate and distinct series and/or classes.

The Acquiring Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Acquiring Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The Acquiring Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Acquiring Trust’s Board of Trustees. The Acquiring Trust’s series and classes are identical to those of the Acquired Fund.

Meetings of Shareholders and Voting Rights

The MD Articles and the MD By-Laws provide certain requirements for meetings of shareholders. The MD By-Laws require the Acquired Fund to hold annual shareholder meetings in any year in which certain actions are required to be taken by shareholders. In any other circumstances, the Acquired Fund may hold a special meeting of shareholders, which may be called by the president of the Acquired Fund or a majority of the Board of Directors of the Acquired Fund or by the president or secretary of the Acquired Fund upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at the meeting. Once a shareholder meeting is called, notice must be given no more than ninety (90) and no less than ten (10) days before the shareholder meeting. In addition, the record date of the meeting must set at no more than ninety (90) days and no less than ten (10) days before the meeting.

With respect to voting, each shareholder is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional share of stock that they hold. The MD Articles also provides that shareholders of a particular series or class shall have exclusive voting rights with respect to any matter submitted to a vote of shareholders that affects only the holders of that series or class, in accordance with applicable law. The MD By-Laws provide that “the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding shall constitute a quorum.” The MD By-Laws also provide that a majority of the stockholders entitled to vote present in person or represented by proxy is sufficient to take action at a meeting of shareholders for all actions which may come properly before the meeting, including the election of directors. There is no cumulative voting for any matter. In addition, under the MD Articles and the MD By-Laws, there is no provision for action by written consent of shareholders without a shareholder meeting, unless it is by unanimous written consent, which is often difficult to obtain.

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees, and shall be called by the president or any vice-president at the request of holders of 10% or more of the outstanding shares if the shareholders pay the reasonably estimated cost of preparing and mailing the notice. No meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders’ meeting held during the preceding twelve (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

The DE Declaration generally provides that each full share of an Acquiring Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the Acquiring Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that forty percent (40%) of the outstanding shares of the Acquiring Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting for any matter.

With respect to shareholder meetings, shareholders are entitled to notice of a shareholder meeting not less than ten (10) and not more than one hundred and twenty (120) days before the shareholder meeting. The record date requirement under the DE Declaration states that the record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Trustees, and which record date shall not be more than one hundred and twenty (120) days nor less than ten (10) days before the date of any such meeting.

Liability of Shareholders

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the liability of shareholders of an Acquired Fund. The Maryland Statute generally provides that a shareholder of a Maryland corporation generally is not obligated to the Acquired Fund or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid.

Consistent with the Delaware Act, the DE Declaration provides that no Acquiring Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Acquiring Trust. However, the Acquiring Trust’s Board of Trustees may cause any shareholder to pay for charges of its Acquiring Trust’s custodian or transfer, dividend disbursing, shareholder servicing or similar agent for services provided to that shareholder that are beyond the customary services provided for the benefit of all shareholders.

Liability Among Series

The MD Articles generally provides that the allocation of assets and liabilities among the series or classes of stock, as applicable, of the Acquired Fund will be determined by the Board of Directors in accordance with the provisions of the MD Articles and applicable law. The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the 1940 Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of the Acquired Fund generally or any other series or class of stock.

The DE Declaration also provides that each series of its Acquiring Trust shall be separate and distinct from any other series of the Acquiring Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the Acquiring Trust or any other series. Each class of a series of an Acquiring Trust shall be separate and distinct from any other class of that series.

Dividends and Distributions

The MD Articles provides that dividends and distributions may be paid to shareholders of each series or class, as applicable, of the Acquired Fund in such amounts as may be declared from time to time by the Board of Directors.

The DE Declaration also provides that the shareholders of any series or class of the Acquiring Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees. The right of the Acquiring Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Acquiring Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid in cash, in kind or in shares of the respective Trust, and the respective Board may retain such amounts as it may deem necessary or desirable for the conduct of the respective Trust’s affairs.

Election of Directors/Trustees; Terms; Removal

The MD Articles and/or MD By-Laws provides that each director of an Acquired Fund shall serve until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, removal or the earlier termination of the director’s term of office. The MD Articles and/or MD By-Laws provide that directors may be removed, with or without cause by a vote of the shareholders.

Under the DE Declaration, each trustee of an Acquiring Trust shall hold office for the earlier of (1) the lifetime of the Acquiring Trust; (2) the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve; or (3) the next meeting of shareholders called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by its Acquiring Trust’s Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose.

There is no cumulative voting for the election of trustees of the Acquiring Trust or the directors of the Acquired Fund. The governing instruments for the Acquiring Trust and the Acquired Fund each provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The MD Articles provides that no director or officer will be subject to personal liability to the Acquired Fund or its shareholders for monetary damages, except: (i) where the director or officer received an improper benefit of money, property or services; or (ii) to the extent that a judgment or other final adjudication adverse to the director or officer is entered based upon a finding that the director’s or officer’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. In addition, the Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The MD Articles and/or MD By-Laws provides that the Acquired Fund shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute authorizes indemnification of directors and officers of a Maryland corporation with regard to any threatened, pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director of officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, in which case indemnification is limited to expenses.

The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Acquiring Trust shall be liable to the Acquiring Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties (“Disqualifying Conduct”). Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of an Acquiring Trust or its investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than an Acquiring Trust or its shareholders, for any act, omission or obligation of the Acquiring Trust or any trustee thereof.

The Acquiring Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding because the person is or was an agent of the Acquiring Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, settlement or otherwise shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The MD Articles provides that no shareholder of the Acquired Fund will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of the Acquired Fund. The DE Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional authorized but unissued shares or other securities issued by the Acquiring Trust or any series thereof.

Amendments to Organizational Documents

The MD Articles may be amended at any time by a vote of a majority of the Acquired Fund’s Board of Directors and, if legally required, by approval of the amendment by shareholders. The MD By-Laws may be amended, or new by-laws may be adopted, by a vote of the majority of the Acquired Fund’s Board of Directors. The MD By-Laws of the Acquired Fund also provide that they may be amended by a vote of the majority of the shares of stock of the Acquired Fund present and voting at a meeting of the shareholders of the Acquired Fund.

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Acquiring Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Acquiring Trust’s Board of Trustees.

Inspection Rights

A shareholder of an Acquired Fund may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the Acquired Fund’s principal office. In addition, the Maryland Statute provides that any person who has held at least five percent (5%) of any class of a corporation’s stock for at least six (6) months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within twenty (20) days after a qualifying shareholder request is made.

The DE By-Laws provide that, upon reasonable written demand to the Acquiring Trust, a shareholder may inspect certain information as to the governance and affairs of its Acquiring Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. However, reasonable standards governing the information and documents to be furnished and the time and location of furnishing them (including limitations as to regular business hours) may be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorizes its respective Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the respective Acquiring Trust to disclose; (2) could damage the respective Acquiring Trust; or (3) that the respective Acquiring Trust is required by law or by agreement with a third party to keep confidential.

Dissolution and Termination

The MD Articles provides that the duration of the Acquired Fund shall be perpetual. Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, the Maryland Statute provides that shareholders of a corporation entitled to cast at least twenty-five percent (25%) of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in the Maryland Statute (including, among other things, failure of the shareholders to elect directors).

Under the DE Declaration, the Acquiring Trust, or one of its series or classes, may be dissolved by a majority of votes cast of the Acquiring Trust, series or class, as applicable, or at the discretion of its respective Board of Trustees at any time there are no outstanding shares or upon prior written notice to the Acquiring Trust’s, series’ or class’ shareholders. When an Acquiring Trust or one of its series has dissolved, the Board shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Declaration further provides that any remaining assets of a dissolved Acquiring Trust or series shall be distributed to the shareholders of the respective Trust or series, as applicable, ratably according to the number of outstanding shares of the respective Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

The MD Articles and the MD By-Laws do not contain specific provisions with regard to derivative actions.

Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or an Acquiring Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Acquiring Trust’s governing instrument. The DE Declaration provides that a shareholder may bring a derivative action on behalf of its respective Acquiring Trust only if the shareholder first makes a pre-suit demand upon its respective Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the respective Board of Trustees, or a majority of any committee established to consider the merits of the action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action by virtue of receiving payment for serving on the respective Board of Trustees of an Acquiring Trust or of one or more other investment companies with the same or an affiliated investment adviser or underwriter.

EXHIBIT D — FORM OF PROPOSED SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made as of the [  ] day of [October], 2007 by and between AFBA 5Star Investment Management Company, a Virginia corporation (the “Adviser”), and [Sub-Adviser], a [state] [corporation/company/LLC] (the “Sub-Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

WHEREAS, the Adviser has been retained to act as investment adviser pursuant to an Investment Management Agreement, dated April 1, 2001 (the “Advisory Agreement”), with AFBA 5Star Fund, Inc. (the “Company”), a Maryland corporation registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which consists of separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Company’s Board of Directors, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in the provision of a continuous investment program for that portion of one or more of the Company’s series’ (each a “Fund”) assets which the Adviser will assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1. Appointment as Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Company’s Board of Directors, and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances.

2. Duties of the Sub-Adviser.

(a) Investments.  The Sub-Adviser is hereby authorized and directed, and hereby agrees, subject to the stated investment objectives, policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Adviser and the Company’s Board of Directors, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor such investments on an ongoing basis. In providing these services, the Sub-Adviser will conduct an ongoing program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning (i) a Fund; (ii) its assets available or to become available for investment; and (iii) the conditions of a Fund’s or the Company’s affairs as relevant to the Sub-Adviser.

(b) Compliance with Applicable Laws, Governing Documents and Company Compliance Procedures.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall, with respect to Sub-Adviser Assets, (i) act in conformity with: (A) the Company’s MD Articles and By-Laws; (B) the Prospectus; (C) the policies and procedures for compliance by the Company with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Company Compliance Procedures”); and (D) the instructions and directions received in writing from the Adviser or the Directors of the Company; and (ii) conform to and comply with the requirements of the 1940 Act, the Advisers Act, and all other federal laws applicable to registered investment companies’ and Sub-Advisers’ duties under this Agreement. The Adviser will provide the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties and obligations under this Agreement.

The Adviser will provide the Sub-Adviser with reasonable advance notice, in writing, of: (i) any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus; (ii) any change to the Company’s MD Articles or By-Laws; or (iii) any material change in the Company Compliance Procedures; and the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall manage the Sub-Adviser Assets consistently with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Company or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus and copies of the revised Company Compliance Procedures, as applicable, reflecting such changes. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Company’s registration statement on Form N-1A, or otherwise as reasonably requested by the Adviser.

In order to assist the Company and the Company’s Chief Compliance Officer (the “Company CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Company CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”), as reasonably requested by the Company CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Company Compliance Procedures in managing the Sub-Adviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Company Compliance Procedures that related to the Sub-Adviser’s management of the Sub-Adviser Assets.

(c) Sub-Adviser Compliance Policies and Procedures.  The Sub-Adviser shall promptly provide the Company CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Company CCO so as to facilitate the Company CCO’s performance of the Company CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Company’s Board of Directors on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Company CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Sub-Adviser Assets. The Sub-Adviser shall provide to the Company CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Sub-Adviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Sub-Adviser Assets. At least annually, the Sub-Adviser shall provide a certification to the Company CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

(d) Voting of Proxies.  Unless otherwise instructed by the Adviser or the Company, the Sub-Adviser shall have the power, discretion and responsibility to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Company or a Fund. The Sub-Adviser shall also provide its Proxy Voting Policy (the “Proxy Policy”), and, if requested by the Adviser, a summary of such Proxy Policy suitable for including in the Prospectus, and will provide the Adviser with any material amendment to the Proxy Policy within a reasonable time after such amendment has taken effect. If both the Sub-Adviser and another person managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

(e) Agent.  Subject to any other written instructions of the Adviser or the Company, the Sub-Adviser is hereby appointed the Adviser’s and the Company’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that, the Sub-Adviser’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Adviser’s duties and obligations under this Agreement and the Company’s governing documents.

(f) Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with an issuer or with any broker or dealer selected by the Sub-Adviser, pursuant to this paragraph. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek, on behalf of a Fund, the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund. Such authorization is subject to termination at any time by the Board of Directors of the Company for any reason. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser, the Sub-Adviser, the Company’s principal underwriter, or other sub-Advisers (if applicable) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Company’s Rule 17e-1 and Rule 10f-3 procedures. The Adviser will identify all brokers and dealers affiliated with the Company, the Adviser, and the Company’s principal underwriter (and the other Sub-Advisers of the Fund, to the extent such information is necessary for the Sub-Adviser to comply with applicable federal securities laws), other than those whose sole business is the distribution of mutual fund shares, who effect securities transactions for customers. The Adviser shall promptly furnish a written notice to the Sub-Adviser if the information so provided is no longer accurate.

In connection with its management of the Sub-Adviser Assets and consistent with its fiduciary obligation to the Sub-Adviser Assets and other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Sub-Adviser’s Assets and to such other clients.

(g) Securities Transactions.  In no instance will any Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Company’s principal underwriter, or any affiliated person of the Company, the Adviser, the Sub-Adviser or the Company’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

The Sub-Adviser acknowledges that the Adviser and the Company may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Company with respect to transactions in securities for the Sub-Adviser Assets or any other transactions of Company assets.

The Sub-Adviser is authorized to engage in transactions in which the Sub-Adviser, or an affiliate of the Sub-Adviser, acts as a broker for both the Fund and for another party on the other side of the transaction (“agency cross transactions”). The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions of the federal securities laws and shall provide the Adviser with periodic reports describing such agency cross transactions. By execution of this Agreement, the Adviser authorizes the Sub-Adviser or its affiliates to engage in agency cross transactions, as described above. The Adviser may revoke its consent at any time by written notice to the Sub-Adviser.

The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Company’s portfolio holdings to any person or entity other than the Adviser, the Company’s custodian, or other persons expressly designated by the Adviser. Notwithstanding the foregoing, Adviser agrees and understands that certain funds that are sub-advised by the Sub-Adviser (the “Subadvised Funds”) and separate accounts managed by the Sub-Adviser (the “Separate Account Clients”) may have substantially similar investment objectives and strategies as the Company and therefore potentially substantially similar portfolio holdings as the Company. The Subadvised Funds may permit disclosure of portfolio holdings pursuant to the funds’ respective portfolio holdings disclosure policies and the Separate Account Clients may have access to their portfolio holdings and may not be subject to portfolio holdings disclosure policies.

(h) Code of Ethics.  The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Adviser and the Company, and any material violation of such policies and procedures and code of ethics by personnel of the Sub-Adviser, the sanctions imposed in response thereto, and any issues arising under such policies and procedures and code of ethics shall be reported to the Adviser and the Company at the times and in the format reasonably requested by the Adviser and the Board of Directors.

(i) Books and Records.  The Sub-Adviser shall maintain detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company upon request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act. Such records may be inspected by representatives of the Company at reasonable times and will be delivered to the Company in a reasonable time, upon request.

(j) Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Company may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Company may reasonably request. The Sub-Adviser will provide the Adviser with information (including information that is required to be disclosed in the Prospectus) with respect to the portfolio managers responsible for Sub-Adviser Assets, any changes in the portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. The Sub- Adviser will promptly notify the Adviser of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Company’s Board of Directors to review the Sub-Adviser Assets.

(k) Valuation of Sub-Adviser Assets.  As requested by the Adviser or the Company’s Valuation Committee, the Sub-Adviser hereby agrees to provide additional assistance to the Valuation Committee of the Company, the Adviser and the Company’s pricing agents in valuing Sub-Adviser Assets held in the portfolio. Such assistance may include information regarding fair value pricing of portfolio securities, as requested by the Adviser. The Sub-Adviser further agrees that it will appoint a contact person that the Adviser may contact to discuss such valuation issues. The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the “Securities Act”), and any rule or regulation thereunder.

(l) Custody Arrangements.  The Sub-Adviser shall provide the Adviser, its consultant(s) and the Company’s custodian such information as the Adviser and the Company’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(m) Historical Performance Information.  To the extent agreed upon by the parties, the Sub-Adviser will provide the Company with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

(n) Regulatory Examinations.  The Sub-Adviser will cooperate promptly and fully with the Adviser and/or the Company in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Company, the Fund or the Adviser brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

3. Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Company or the Adviser in any way or otherwise be deemed an agent of a Fund, the Company or the Adviser.

4. Services to Other Clients.  Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment Advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for a Fund. The Sub-Adviser is not obligated to initiate transactions for a Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

5. Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for a Fund. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Company or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Company and the Adviser reasonable records of all such expenses.

6. Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets’ average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

7. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Company as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser is a [corporation/company/limited liability company], duly organized and validly existing under the laws of [state], with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and has been duly authorized and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Sub-Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Company with a complete copy of all subsequent amendments to its Form ADV.

(e) The Sub-Adviser currently carries professional errors and omissions liability covering services provided hereunder by the Sub-Adviser with a combined single limit of not less than $5,000,000 per claim and $10,000,000 in the aggregate annually. The Sub-Adviser will not materially change (other than to increase the level of coverage) or terminate any of such coverages without at least 30 days’ prior written notice to the Adviser. The Sub-Adviser further agrees to notify the Adviser as soon as possible when the Sub-Adviser receives notice of any adverse material change or termination of the specified coverages.

8. Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Company as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Virginia, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement;

(e) The Adviser and the Company have duly entered into the Advisory Agreement pursuant to which the Company authorized the Adviser to enter into this Agreement; and

(f) The Adviser and the Company have policies and procedures designed to detect and deter disruptive trading practices, including “market timing,” and the Adviser and the Company each agree that they will continue to enforce and abide by such policies and procedures, as amended from time to time, and comply with all existing and future laws relating to such matters or to the purchase and sale of interests in the Funds generally.

9. Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 7 and 8 of this Agreement, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10. Liability and Indemnification.

(a) Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law that cannot be waived or modified hereby. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Company’s assets not managed by the Sub-Adviser pursuant to this Agreement.

(b) Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Company and each Fund, and their respective affiliates and controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Company or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified by the Sub-Adviser for any liability or expenses which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified by the Adviser for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

11. Duration and Termination.

(a) Duration.  This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Directors of the Company who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b) Termination.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Directors of the Company, the vote of a majority of the outstanding voting securities of the Fund, or the Adviser, or (ii) the Sub-Adviser on not less than 90 days written notice to the Adviser and the Company. This Agreement may also be terminated as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Company to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Company to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Adviser and the Company of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an “Information Statement”). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of an Information Statement.

This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

12. Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Company’s Board of Directors, and (b) the vote of a majority of those Directors of the Company who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or No Action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding securities.

13. Confidentiality.  Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Company, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the custodian, and such persons as the Adviser may designate in connection with the Sub-Adviser Assets. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the securities of a Fund or the Adviser.

14. Use of Sub-Adviser’s Name.  If the Adviser seeks to use the Sub-Adviser’s name in the marketing of the Fund, it shall furnish the Sub-Adviser at its principal office drafts of all materials (including but not limited to prospectuses, proxy statements and reports to shareholders) prepared for distribution to shareholders of the Fund or the public which refer to the Sub-Adviser in any way for approval prior to distribution. All such materials shall be subject to the review and consent (such consent to not be unreasonably withheld) of the Sub-Adviser at least five business days prior to use. If Adviser does not receive a response from the Sub-Adviser with respect to such materials within five business days, such materials shall be deemed accepted by the Sub-Adviser.

15. Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered,

certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)	If to the Adviser:

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, VA 22314
Attention: President

(b) If to the Sub-Adviser:

16. Governing Law.  This Agreement shall be governed by the internal laws of the State of Virginia without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19. Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” or “Funds” shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

20. Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

AFBA 5Star Investment Management Company

By:
Name:
Title

[SUB-ADVISER]

By:
Name:
Title:

EXHIBIT A

FEE SCHEDULE
to
SUB-ADVISORY AGREEMENT
between
AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
and
[SUB-ADVISER]

[October      ], 2007

Fund(s)	Annual Fee

[Insert fee]

EXHIBIT E —	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS PROPOSED TO BE MODIFIED

Applicable Restriction/ Funds	Current Fundamental Investment Restriction

INVESTMENT RESTRICTIONS TO BE AMENDED
Borrowing Money
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1.
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] borrow money ... [combined with issuance of senior securities], except as the 1940 Act or any rule thereunder may permit.
Issuance of Senior Securities
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] issue senior securities, except as the 1940 Act or any rule thereunder may permit.
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] [Combined with borrowing] ... issue senior securities, except as the 1940 Act or any rule thereunder may permit.

Applicable Restriction/ Funds	Current Fundamental Investment Restriction

Underwriting Securities Issued by Other Persons
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act).
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
Purchase and Sale of Real Estate
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein) ... [combined with commodities].
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein.

Applicable Restriction/ Funds	Current Fundamental Investment Restriction

Purchase and Sale of Commodities
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] engage in the purchase or sale of ... [combined with real estate] commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts.
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
Making Loans to Other Persons
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] make loans to any of its officers, Directors or employees, or to its manager, general distributor or officers or Directors thereof. [Each Fund may not] make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan).
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to brokers/dealers or institutional investors.

Applicable Restriction/ Funds	Current Fundamental Investment Restriction

Concentration of Investments in a Particular Industry or Group of Industries
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry.
AFBA 5Star Mid Cap Fund AFBA 5Star Science & Technology Fund AFBA 5Star Small Cap Fund	[Each Fund may not] make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (‘‘SEC”) staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry.
Diversification of Investments
AFBA 5Star Balanced Fund AFBA 5Star Total Return Bond Fund AFBA 5Star Large Cap Fund AFBA 5Star USA Global Fund	[Each Fund may not] purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer.

EXHIBIT F —	CURRENT FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Current Fundamental Investment Objectives of the Funds:

AFBA 5Star Balanced Fund — seeks both long-term capital growth and high current income.

AFBA 5Star Total Return Bond Fund — seeks high current income with capital growth as a secondary objective.

AFBA 5Star Large Cap Fund — seeks long-term capital growth.

AFBA 5Star Mid Cap Value Fund — seeks long-term capital growth.

AFBA 5Star Science & Technology Fund — seeks long-term capital growth.

AFBA 5Star Small Cap Fund — seeks long-term capital growth.

AFBA 5Star USA Global Fund — seeks capital growth.

Current Fundamental Investment Policies of the Balanced,
Total Return Bond, Large Cap and USA Global Funds

AFBA 5Star Balanced Fund — [T]he Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks. [The] AFBA 5Star Balanced Fund invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the Manager’s view of economic conditions and underlying security values. Under normal circumstances, the Manager will allocate at least 25% of the Fund’s assets to a sub-adviser to be invested in equity securities and at least 25% to a subadviser to be invested in debt securities. Many of the Fund’s common stock investments are expected to pay dividends.

AFBA 5Star Total Return Bond Fund — [T]he Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities. [The] AFBA 5Star Total Return Bond Fund uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management;

F-1

4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

AFBA 5Star Large Cap Fund — [T]he Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or “large cap” companies. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase. [The] AFBA 5Star Large Cap Fund invests in large cap companies expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. Long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

AFBA 5Star USA Global Fund — [T]he Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S.-based companies will provide investors with exposure to at least three foreign countries. [The] AFBA 5Star USA Global Fund identifies U.S.-based multinational companies that exhibit consistent or predictable cash generation and/or are expected to benefit from the growth of sales outside the United States. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

F-2

EXHIBIT G —	PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVES OF THE BALANCED AND TOTAL RETURN BOND FUNDS

AFBA 5Star Balanced Fund — seeks both seeks long term capital appreciation and current income.

AFBA 5Star Total Return Bond Fund (proposed to be named “AFBA 5Star Total Return Bond Fund”) — seeks current income with capital growth as a secondary objective.

G-1

EXHIBIT H —	CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE BALANCED, TOTAL RETURN BOND, LARGE CAP AND USA GLOBAL FUNDS PROPOSED TO BE ELIMINATED

Current Fundamental Investment Restrictions of the Balanced, Total Return Bond, Large Cap and USA Global Funds To Be Eliminated
Each Fund may not invest in companies for the purpose of exercising control of management.
Each Fund may not purchase securities on margin, or sell securities short, except that the Fund may write covered call options.
Each Fund may not purchase shares of other investment companies except in the open market at ordinary broker’s commission or pursuant to a plan of merger or consolidation;
Each Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, local governments, corporations, or authorities established thereby), which, including predecessors, have not had at least three years’ continuous operations.

Each Fund may not except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest.

Each Fund may not make itself or its assets liable for the indebtedness of others
Each Fund may not invest in securities which are assessable or involve unlimited liability.

H-1

EXHIBIT I —	LARGE CAP FUND INVESTMENT STRATEGIES AND POLICIES

The sub-adviser uses a proprietary relative price strength model and focused fundamental research as part of a three step investment process to identify large cap stocks that the sub-adviser believes have rising earnings expectations. First, the sub-adviser relies on a relative price strength model that is focused on long term trends to analyze sectors and individual stocks based on relative price movement. Companies that can be categorized as having positive price strength, i.e. leading the benchmark, become the focus of fundamental analysis by the portfolio managers. Second, the sub-adviser uses fundamental analysis to evaluate particular sectors and stocks identified as having positive price strength based on the results of the relative price strength model. The sub-adviser analyzes growth trends and competitive dynamics, including an analysis of the outlook for prices, costs, and volumes for the industry’s key players. At the company level, the sub-adviser looks for superior, sustainable long-term growth. The sub-adviser evaluates three primary factors to predict the long-term growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the company, the company’s competitive advantage, and the company’s key competitors), management quality and balance sheet quality (for example, sufficient internal capital generation to grow the company and risk of bankruptcy). Third, the sub-adviser applies the results of steps one and two to construct the Fund’s portfolio by setting sector allocations and selecting stocks. No stock can be purchased unless it has passed the first two steps of the investment process. The sub-adviser uses a target range of stocks (35-55) and a minimum position size of 0.25% of the Fund’s portfolio for each portfolio security purchased. The Fund may participate as a purchaser in initial public offerings of securities (an “IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also purchase securities of unseasoned issuers.

I-1

EXHIBIT J —	LIST OF PRINCIPAL SHAREHOLDERS OF EACH CLASS OF EACH FUND AS OF THE RECORD DATE

Principal Shareholders of the Funds

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

Balanced Fund - Class A Shares	Prudential Investment Management Company FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center, Floor 11 Mail Stop- NJ 05-11-20 Newark, NJ 07102	275,249.081	17.69%
Balanced Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	2,751,296.90	81.78%
Balanced Fund - Class R Shares	AFBA Investment Management Co.* ATTN Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	994.217	100.00%
Total Return Bond Fund - Class A Shares	Raymond James & Assoc. Inc. FBO Abdalla Sam 880 Carillon Parkway St. Petersburg, FL 33716	20,423.032	6.71%
Total Return Bond Fund - Class C Shares	Raymond James & Assoc. Inc. FBO Hight Trust 880 Carillon Parkway St. Petersburg, FL 33716	12,771.946	6.93%
Total Return Bond Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	1,066,111.506	74.50%
	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	90,729.948	6.34%
Total Return Bond Fund - Class R Shares	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	1,329.359	100.00%
Large Cap Fund - Class A Shares	First Clearing, LLC Irrev. Life Insurance Trust Attn: John C. Page FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	12,268.152	24.39%
	Stifel Nicolaus & Co., Inc. Borough of Bristol Employees 501 North Broadway St. Louis, MO 63102	11,067.371	22%

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

	First Clearing, LLC Cedar Resources, Inc. Attn: John C. Page FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	3,455.425	6.87%
	Great Plains Trust Co. FBO Paul and Maureen Evans 7700 Shawnee Mission Parkway Suite 100 Overland Park, KS 66202	2,700.845	5.37%
Large Cap Fund - Class B Shares	First Clearing, LLC Chris A. Thymides Simple IRA FFC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	1,326.355	29.73%
	Raymond James & Assoc. Inc. FBO Harris IRA 880 Carillon Parkway St. Petersburg, FL 33716	790.514	17.72%
	First Clearing, LLC Lynne W. Stalls TOD Account FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	727.136	16.30%
	Ferris, Baker Watts, Inc. Phillip L. Kuch 100 Light Street Baltimore, MD 21202	408.497	9.16%
	Ferris, Baker Watts, Inc. Florence W. Saiger IRA 100 Light Street Baltimore, MD 21202	406.504	9.11%
	Ferris, Baker Watts, Inc. FBO Luanne Paisley Beneficiary 100 Light Street Baltimore, MD 21202	405.515	9.09%
	Ferris, Baker Watts, Inc. Oh Rho Chapter of Sae House TR 100 Light Street Baltimore, MD 21202	243.618	5.46%
Large Cap Fund - Class C Shares	Raymond James & Assoc. Inc. FBO K’s Advertising 880 Carillon Parkway St. Petersburg, FL 33716	2,617.264	8.77%

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

	PFPC Trust Co. R/O IRA Nanako Kamiya Hanafin c/o AFBA Investment Management Co. 909 N. Washington Street Alexandria, VA 22314-1555	2,155.06	7.22%
	Raymond James & Assoc. Inc. FBO Waller IRA 880 Carillon Parkway St. Petersburg, FL 33716	1,956.284	6.58%
	Raymond James & Assoc. Inc. FBO Harrison TR 880 Carillon Parkway St. Petersburg, FL 33716	1,837.569	6.16%
	Raymond James & Assoc. Inc. FBO Therival, LC 880 Carillon Parkway St. Petersburg, FL 33716	1,710.750	5.73%
Large Cap Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	1,047,416.519	71.07%
Large Cap Fund - Class R Shares	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	786.164	100.00%
Mid Cap Value Fund - Class B Shares	First Clearing, LLC Benjamin L. Byerly & Christi A. Byerly JT WROS FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	3,313.697	15.44%
	First Clearing, LLC Mark B. Diberardinis (SEP IRA) FCC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	2,603.161	12.13%
	First Clearing, LLC Timothy J. Ehrsam FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	1,725.328	8.04%
Mid Cap Value Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	728,724.169	84.20%

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

	3 PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763	66,440.114	7.68%
	Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555
Mid Cap Value Fund - Class R Shares	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	835.447	96.20%
Science & Technology Fund - Class B Shares	E*Trade Clearing, LLC IRA Custodian P.O. Box 989030 West Sacramento, CA 95798-9030	2,023.565	20.89%
	Raymond James & Assoc. Inc. FBO Coleman Anthony 880 Carillon Parkway St. Petersburg, FL 33716	1,172.541	12.11%
	Raymond James & Assoc. Inc. FBO Janice E. Godwin 880 Carillon Parkway St. Petersburg, FL 33716	1,008.299	10.41%
	First Clearing, LLC Robert D. Johnston IRA FCC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	759.136	7.84%
	FBW, Inc. FBO Rose Mary Burke 4016 Fairway Drive Wilmette, IL 60091	614.655	6.35%
Science & Technology Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	505,151.659	78.38%
	3 PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	55,047.061	8.54%
Science & Technology Fund - Class R Shares	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	911.490	73.58%
	PFPC Trust Company 5 Star IRA FBO James R. Clark c/o AFBA Investment Management Co. 909 N. Washington Street Alexandria, VA 22314-1555	182.649	14.74%

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

	MG Trust Company FBO Diameters, Inc. 700 17th Street, Suite 300 Denver, CO 80202	144.637	11.68%
Small Cap Fund - Class A Shares	Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail stop: NJ 05-11-20 Newark, NJ 07102	1,070,380.986	26.54%
	Charles Schwab & Co Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	365,350.533	9.06%
Small Cap Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	429,654.265	56.75%
	State Street Bank Trust Plantation Pipe Line Co. Employees Annuity Plan 805 Pennsylvania Avenue, Tower II Floor 5 Kansas City, MO 64105	87,725.311	11.59%
	3 PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 763 Armed Forces Benefit Assoc. 909 N. Washington Street Alexandria, VA 22314-1555	79,715.150	10.53%
Small Cap Fund - Class R Shares	NFS LLC FEBO Woodland Property Partners, INC. James M. Marshall 900 Carroll Street Perry, GA 31069-3314	809.715	45.65%
	AFBA Investment Management Co.* Attn: Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	727.263	41.01%
	Counsel Trust FBO Pasley Management Group, L.P. 401 K The Times Building 1251 Waterfront Place Pittsburgh, PA 15222-4235	236.602	13.34%
USA Global Fund - Class A Shares	Raymond James & Assoc. Inc. FBO Abdalla Sam 880 Carillon Parkway St. Petersburg, FL 33716	9,190.607	11.03%

	Name and	Shares	Percentage
Fund Name	Address of Owner	Owned	of Fund

	First Clearing, LLC Thomas E. Greenman Jr. R/O IRA FCC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	5,129.675	6.16%
	Great Plains Trust Co. FBO Paul and Maureen Evans 7700 Shawnee Mission Parkway Suite 100 Overland Park, KS 66202	4,380.371	5.26%
USA Global Fund - Class B Shares	First Clearing, LLC Sondra H. Block IRA FFC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	2,333.323	55.61%
	Raymond James & Assoc. Inc. FBO Lapera IRA 880 Carillon Parkway St. Petersburg, FL 33716	734.754	17.51%
	Raymond James & Assoc. Inc. FBO Sibley IRA 880 Carillon Parkway St. Petersburg, FL 33716	385.208	9.18%
	Raymond James & Assoc. Inc. FBO Rahne Bonita 880 Carillon Parkway St. Petersburg, FL 33716	363.636	8.67%
	First Clearing, LLC James H. Peyatt R/O IRA FCC as Custodian FCC Client Services Department P.O. Box 6600 Glen Allen, VA 23058	246.914	5.89%
USA Global Fund - Class C Shares	Raymond James & Assoc. Inc. FBO Greenblatt IRA 880 Carillon Parkway St. Petersburg, FL 33716	4,612.572	7.96%
	Raymond James & Assoc. Inc. FBO Reece IRA 880 Carillon Parkway St. Petersburg, FL 33716	3,494.06	6.02%
USA Global Fund - Class I Shares	Armed Forces Benefit Assoc.* Attn: Deborah French 909 N. Washington Street Alexandria, VA 22314-1555	943,358.448	70.12%
USA Global Fund - Class R Shares	AFBA Investment Management Co.* ATTN Michael Houchins 909 N. Washington Street Alexandria, VA 22314-1555	699.301	100.00%

*	Shareholder of record, not beneficial owner.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund.

AFBA 5STAR [___] FUND A SERIES OF AFBA 5STAR FUND, INC.
SPECIAL ANNUAL MEETING OF SHAREHOLDERS – OCTOBER 26, 2007
The undersigned hereby revokes all previous proxies for his or her shares and appoints Robert E. Morrison Jr., Andrew J. Welle and Jennifer Rogers, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above-referenced fund (the “Fund”) that the undersigned is entitled to vote at the Special Annual Meeting of Shareholders to be held at 909 N. Washington Street Alexandria, VA 22314 at 11:00 a.m. Eastern time on October 26, 2007, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.
This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposals (including all nominees for director). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.
(Continued and to be signed on the other side)
▲FOLD AND DETACH HERE
Please mark here if address change or comment noted on proxy
The Board of Directors recommends a vote FOR each Proposal.
Please refer to the Proxy Statement discussion of each of these proposals.
Proposal 1 – To Elect a Board of Directors
Nominees: [01 General Monroe W. Hatch, Jr., USAF (Ret.), 02 General Louis C. Wagner, Jr., USA (Ret.), 03 Lieutenant General John S. Fairfield, USAF (Ret.), 04 Brigadier General Henry J. Sechler, USAF (Ret.), 05 General Ralph E. Eberhart, USAF (Ret.), 06 Charles A. Gabriel and 07 Robert E. Morrison, Jr.] To withhold authority to WITHHOLD vote for any individual FOR all nominees AUTHORITY nominee, write that listed (except as to vote for all nominee’s number on the marked to the right) nominees listed line below. c c
Proposal 2 — To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company to a Delaware statutory trust.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
Proposal 3 – To Approve a New Sub-Investment Advisory Agreement(s) for each Fund this Proposal involves separate votes on Sub-Proposals 3(a)-3(j))

3(a): To approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and The London Company of Virginia, under which The London Company of Virginia Would Serve as One of Two Sub-Advisers to the AFBA 5Star Balanced Fund. (Shareholders of the AFBA 5Star Balanced Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(b): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Financial Counselors, Inc., under which Financial Counselors, Inc. Would Serve as One of Two Sub-Advisers to the AFBA 5Star Balanced Fund. (Shareholders of the AFBA 5Star Balanced Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(c): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Financial Counselors, Inc., under which Financial Counselors, Inc. Would Serve as the Sub-Adviser to the AFBA 5Star Total Return Bond Fund (formerly, the AFBA 5Star High Yield Fund). (Shareholders of the AFBA 5Star Total Return Bond Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(d): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Marvin & Palmer Associates, Inc., under which Marvin & Palmer Associates, Inc. Would Serve as the Sub-Adviser to the AFBA 5Star Large Cap Fund. (Shareholders of the AFBA 5Star Large Cap Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(e): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Dreman Value Management, L.L.C., under which Dreman Value Management, L.L.C. Would Serve as the Sub-Adviser to the AFBA 5Star Mid Cap Value Fund. (Shareholders of the AFBA 5Star Mid Cap Value Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c

3(f): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and TrendStar Advisors, LLC, under which TrendStar Advisors, LLC Would Serve as the Sub-Adviser to the AFBA 5Star Science & Technology Fund. (Shareholders of the AFBA 5Star Science & Technology Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(g): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Bjurman, Barry & Associates, under which Bjurman, Barry & Associates Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(h): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and TrendStar Advisors, LLC, under which TrendStar Advisors, LLC Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(i): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and The London Company of Virginia, under which The London Company of Virginia Would Serve as One of Three Sub-Adviser to the AFBA 5Star Small Cap Fund. (Shareholders of the AFBA 5Star Small Cap Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c
3(j): To Approve a New Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Marvin & Palmer Associates, Inc., under which Marvin & Palmer Associates, Inc. Would Serve as the Sub-Adviser to the AFBA 5Star USA Global Fund. (Shareholders of the AFBA 5Star USA Global Fund only.)
FOR AGAINST the proposal the proposal ABSTAIN
c c c

Proposal 4 — To Approve a “Manager of Managers” Structure for Each Fund.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
Proposal 5 — To Approve Amendments to Certain Fundamental Investment Restrictions (this Proposal involves separate votes on Sub-Proposals 5(a)-5(h))
5(a) To amend the fundamental investment restriction regarding borrowing.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(b) To amend the fundamental investment restriction regarding issuing senior securities.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(c) To amend the fundamental investment restriction regarding underwriting.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(d) To amend the fundamental investment restriction regarding investments in real estate.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(e) To amend the fundamental investment restriction regarding investments in commodities.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(f) To amend the fundamental investment restriction regarding lending.
FOR AGAINST the proposal the proposal ABSTAIN

c c c
5(g) To amend the fundamental investment restriction regarding industry concentration.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
5(h) To amend the fundamental investment restriction regarding diversification of investments. (Shareholders of the AFBA 5Star Balanced, AFBA 5Star Total Return Bond (formerly, High Yield), AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).
FOR AGAINST the proposal the proposal ABSTAIN
c c c
Proposal 6 — To approve the reclassification of the Funds’ investment objectives and policies from fundamental to non-fundamental. (this Proposal involves separate votes on Sub-Proposals 6(a)-6(b))
6(a) To approve the reclassification of the Funds’ investment objectives from fundamental to non-fundamental.
FOR AGAINST the proposal the proposal ABSTAIN
c c c
6(b) To approve the reclassification of the investment policies of the Funds from fundamental to non-fundamental. (Shareholders of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).
FOR AGAINST the proposal the proposal ABSTAIN
c c c
Proposal 7 — To approve the elimination of Certain Fundamental Investment Restrictions (Shareholders of the AFBA 5Star Balanced, AFBA 5Star Total Return Bond (formerly, High Yield), AFBA 5Star Large Cap and AFBA 5Star USA Global Funds only).
FOR AGAINST the proposal the proposal ABSTAIN
c c c
YES NO
I PLAN TO ATTEND THE MEETING. c c

Signature(s): ___Dated: , 2007 —
Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.
▲FOLD AND DETACH HERE▲
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
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Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.]
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OR OR
If you vote your proxy by Internet or by telephone, You do NOT need to mail back your proxy card.